PROSPECTUS

1,600,000 Shares
Common Stock
$23.00 per share

Investment Company. StoneCastle Financial Corp. ("we," "us" or "our") is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). We have elected to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). We are managed by StoneCastle Asset Management LLC (the "Advisor"), a subsidiary of Stone Castle Partners, LLC ("StoneCastle Partners"), a leading asset management firm that invests in community banks and related financial assets throughout the United States. StoneCastle Partners and its subsidiaries managed over $6 billion of assets focused on community banks, including approximately $1.7 billion of capital invested in more than 220 banking institutions and over $4.6 billion of institutional cash in over 500 banks as of June 30, 2014.

Investment Objectives. Our primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. There can be no assurance that we will achieve our investment objectives.

Investment Strategy. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. See "Community Banking Sector Focus." We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses.

We expect to keep our portfolio of securities and investments focused on the bank sector, with an emphasis on community banks. We expect to continue to direct investments to numerous issuers differentiated by asset sizes, business models and geographies. In addition, we may indirectly invest in securities issued by banks through structured securities and credit derivatives. We expect that these indirect investments would provide exposure to and focus on the same types of investments that we make in community banking companies and accordingly would complement our overall strategy and enhance the diversity of our holdings. With the proceeds of this equity offering and future equity offerings, we will seek to extend our existing portfolio. We may also incur leverage to the extent permitted by the Investment Company Act. See "Leverage."

Our common stock has traded at a premium to its net asset value ("NAV"). We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. The provisions of the Investment Company Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common stock may have an adverse effect on prices for our common stock in the secondary market by increasing the number of common shares available, which may put downward pressure on the market price for our common stock. Shares of closed-end management investment companies frequently trade at prices lower than their NAV (often referred to as a "discount"), which may increase investor risk of loss. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of this or any future offering of our common stock.

Investing in our common stock involves risks. See "Risk Factors" beginning on page 55 of this prospectus.

	Per Share	Total(1)
Public Offering Price	$23.00	$36,800,000
Sales Load(2)	$0.92	$1,472,000
Estimated offering expenses	$0.19	$304,000
Proceeds, after expenses, to us	$21.89	$35,024,000

(footnotes on following page)

(1)  The Underwriters named in this prospectus have the option to purchase up to 240,000 additional shares of common stock at the public offering price, less the sales load, within 45 days from the date of this prospectus

The Underwriters expect to deliver the common stock to purchasers on or about November 7, 2014.

Keefe, Bruyette & Woods	Baird	Oppenheimer & Co.

                                          A Stifel Company

	JMP Securities	Wunderlich Securities
BB&T Capital Markets	Boenning & Scattergood, Inc.	Halliday Financial	Pershing LLC

The date of this prospectus is November 4, 2014.

to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to us will be $42,320,000, $1,692,800 and $40,323,200 respectively.

(2)  The sales load, which is a one-time fee, represents the underwriting discounts and commissions for the common stock sold in this offering. We refer you to "Underwriting" on page 101 for additional information regarding total underwriter compensation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Exchange Listing. Our common stock is listed on the NASDAQ Global Select Market under the symbol "BANX".

Leverage. We currently incur leverage and expect to continue to do so to the extent permitted by the Investment Company Act. As a result, we currently limit (i) leverage from debt securities to one-third of our total assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of our total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by our debt securities and preferred stock, each in accordance with the requirements of the Investment Company Act. We currently operate with recourse leverage and may operate with non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, reverse repurchase agreements and other borrowings. We may also issue preferred stock.

Leverage is a speculative technique that may adversely affect our earnings or book value. If the return on assets acquired with borrowed funds or other leveraged proceeds does not exceed the cost of the leverage and our cost of operations, then the incurrence of such leverage could cause us to lose money. Because our Advisor's fee is based on total assets (including any assets acquired with the proceeds of leverage), our Advisor's fee will be higher when we utilize leverage. The use of such leverage involves significant risks. See "Risk Factors—Risks Related to Our Operations." We may utilize derivatives in order to hedge against interest rate changes associated with our use of leverage. See "Derivative Transactions."

This prospectus sets forth information about us that a prospective investor should know before investing. You should read this prospectus and retain it for future reference. We have filed a Statement of Additional Information, dated October 1, 2014, containing additional information about us with the Securities and Exchange Commission (the "SEC") which is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information or our annual and semi-annual reports or make shareholder inquiries or request other information about us by calling us collect at (212) 354-6500 or by writing to us at 152 West 57th Street, 35th Floor, New York, New York 10019. You can also obtain a copy of our Statement of Additional Information and our annual and semi-annual reports to stockholders on our website at www.stonecastle-financial.com. Information included on our website is not incorporated into this prospectus. You can review and copy documents we have filed at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. The SEC charges a fee for copies. You can obtain the same information free from the SEC's website (http://www.sec.gov), on which you may view our Statement of Additional Information, and other materials incorporated by reference in this prospectus and other information about us. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, 100 F Street N.E., Room 1580, Washington, D.C. 20549.

Our common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary	1
The Offering	14
Summary of Company Expenses	18
Financial Highlights	20
Cautionary Statement Concerning Forward-Looking Statements	21
Trading and Net Asset Value Information	22
Use of Proceeds	22
Distribution Policy	23
Discussion of Management's Operations	23
The Company	27
Portfolio Management	41
Leverage	42
Management	46
Certain Relationships and Related Party Transactions	53
Risk Factors	55
Net Asset Value	80
Dividend Reinvestment Plan	82
Description of Common Stock	84
U.S. Federal Income Tax Considerations	90
Certain ERISA Considerations	99
Closed-End Fund Structure	100
Underwriting	101
Independent Registered Public Accounting Firm	104
Administrator, Custodian, Transfer and Dividend Paying Agent and Registrar	104
Legal Matters	105
APPENDIX A: Current Report on Form 8-K Dated May 13, 2014	A-1
APPENDIX B: Unaudited Financial Statements as of June 30, 2014	B-1

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Underwriters have not, authorized any other person to provide you with any different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will amend or supplement this prospectus to reflect material changes to the information contained in this prospectus to the extent required by applicable law.

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PROSPECTUS SUMMARY

The following summary highlights information contained elsewhere in this prospectus. You should read the entire prospectus, including "Risk Factors," before making a decision to invest in our common stock. This summary may not contain all of the information that you should consider before investing in shares of common stock of StoneCastle Financial Corp. In the prospectus, unless the context suggests otherwise, references to "we," "us," "Company," "our company" or "our" refer to StoneCastle Financial Corp., a Delaware corporation and its subsidiaries; references to "Advisor" mean StoneCastle Asset Management LLC, a Delaware limited liability company; references to "StoneCastle Partners" mean Stone Castle Partners, LLC, the parent of StoneCastle Asset Management LLC, our Advisor; and references to "common stock" or "shares" mean the common stock of StoneCastle Financial Corp.

The Company

StoneCastle Financial Corp. was organized on February 7, 2013 as a Delaware corporation established to continue and expand the business of StoneCastle Partners, which commenced operations in 2003, making investments in the community banking sector throughout the United States. Our primary investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. We expect to continue to focus our investments on preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity that will generally be expected to pay us dividends and interest on a current basis and generate capital gains over time. We may seek to enhance our returns through the use of warrants, options and other equity conversion features.

We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.

Investment Objectives

Our primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. There can be no assurance that we will achieve our investment objectives.

We attempt to achieve our investment objectives through investment in preferred equity, subordinated debt, convertible securities and common equity in the U.S. community bank sector. See "Community Banking Sector Focus." To a lesser extent, we also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related businesses and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses.

We expect to continue to focus our portfolio of securities and investments on the bank sector, with an emphasis on community banks. We intend to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. In addition, we may indirectly invest in securities issued by banks through structured securities and credit derivatives. We expect that these indirect investments will provide exposure to and focus on the same types of investments that we make in banking companies and, accordingly, would complement our overall strategy and enhance the diversity of our holdings. With the proceeds of this equity offering and future equity offerings we will seek to grow and further diversify our portfolio of investments. We may also incur additional leverage to the extent permitted by the Investment Company Act. See "Leverage." Although we normally seek to invest substantially all of our assets in banking-related securities, we reserve the ability to invest up to 20% of our assets in other types of securities and instruments.

Additionally, we may take temporary defensive positions that are inconsistent with our investment strategy in attempting to respond to adverse market, economic, political or other conditions. If we do so, we may not achieve our investment objective. We may also choose not to take defensive positions.

Our Advisor

StoneCastle Asset Management LLC, an SEC-registered investment adviser dedicated to the community banking sector that was formed on November 14, 2012, manages our assets. Our Advisor is registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). Our Advisor is staffed with investment professionals from its affiliates, which collectively manage one of the largest portfolios of assets dedicated to the U.S. community bank sector, with over a ten-year history of investing in trust preferred capital securities issued by, or, other obligations of, community, regional and money center banks. As of June 30, 2014, StoneCastle Partners and its subsidiaries managed over $6 billion of assets focused on community banks, including approximately $1.7 billion of capital invested in more than 220 banking institutions and over $4.6 billion of institutional cash in over 500 banks. Our Advisor's investment philosophy is grounded in disciplined, fundamental, bottom-up credit and investment analysis. We intend to continue to use our Advisor's existing community banking infrastructure to identify attractive investment opportunities and to underwrite and monitor our investment portfolio.

Our Advisor is wholly-owned by StoneCastle Partners. StoneCastle Partners is managed by its two managing partners: Joshua S. Siegel (founder & CEO) and George Shilowitz (each, a "Managing Partner" and, together, the "Managing Partners"). Charlesbank Capital Partners, LLC, a leading private equity investment manager, and CIBC Capital Corporation ("CIBC Capital"), a subsidiary of Canadian Imperial Bank of Commerce, own minority interests in StoneCastle Partners.

Each of our Advisor's investment decisions is reviewed and approved for us by our Advisor's investment committee, the members of which may also act as the investment committee for other investment vehicles managed by our Advisor or its affiliates. Our Advisor's two senior officers, Messrs. Siegel and Shilowitz, each have 19 years of experience advising and investing in financial institutions, investing in financial assets and building financial services companies.

Our Advisor has entered into a staffing agreement with StoneCastle Partners and several of its affiliates. Under the staffing agreement, these companies make experienced investment professionals available to our Advisor and provide our Advisor access to the senior investment personnel of StoneCastle Partners and its affiliates. Our Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of StoneCastle Partners' investment professionals. Biographical information for key members of our Advisor's investment team is set forth below under "Management—Biographical Information." As our investment adviser, our Advisor is obligated to allocate investment opportunities among us and its other clients in accordance with its allocation policy; however, there can be no assurance that our Advisor will allocate such opportunities to us fairly or equitably in the short-term or over time.

Community Banking Sector Focus

We intend to pursue our investment objective by continuing to invest principally in public and privately-held community banks located throughout the United States. For the purpose of our investment objectives and this prospectus, we define "community bank" to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. As of June 30, 2014, the community banking sector is a highly fragmented $2.9 trillion industry, comprised of over 6,500 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks generally have simple, straightforward business models and geographically concentrated credit exposure. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, we believe that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years, and having survived many economic cycles, including the most recent financial crisis. We expect to continue to focus our investments in the bank sector with an emphasis on community banks. We intend to continue to direct investments in numerous issuers differentiated by asset sizes, business models and geographies. To a lesser extent, we may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies.

Market Opportunity

We believe that the community banking sector is attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. The Company was formed to invest in the ongoing capital needs of community banks. We believe that the environment for investing in community banks is attractive for the following reasons:

•  Long-Term Resiliency of Community Banks. The community banking industry has a long history of resiliency and historically has exhibited a low rate of failure. According to data from the Federal Deposit Insurance Company ("FDIC"), since 1934, FDIC insured banks and thrifts have failed at an annual rate of 0.37%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in each of 1937 and 1938 (Great Depression). We believe that these figures are comparable with Baa and Ba Moody's rated corporate bond default rates, which experienced an average annual default rate since 1920 of approximately 0.27% for Moody's Baa-rated corporate bonds and 1.07% for Ba-rated bonds, with the highest one year default rates of 1.99% and 11.69%, for Baa-rated and Ba-rated corporate bonds, respectively, as reported in Annual Default Study: Corporate Default and Recovery Rates, 1920-2013 released on February 28, 2014.

•  Greater Equity Cushions. While community banks are generally subject to the same regulations as their larger competitors, community banks have historically maintained significantly larger amounts of equity capital. Given that community banks do not typically have access to different forms of capital from the public markets, most equity in community banks is comprised of common equity, a form considered of the highest quality by federal and state banking regulators. As of June 30, 2014, banks with less than $10 billion of assets maintained Tier 1 risk-based capital ratios 20% higher than banks with more than $10 billion of assets. Given that banks over $10 billion have 39% higher non-current loans to loans (2.38% vs. 1.72%), community banks generally have significantly better equity cushions than their larger competitors.

•  Large Fragmented Market. Community banks collectively controlled nearly $2.9 trillion of financial assets as of June 30, 2014. Despite significant industry consolidation since 1980, as of June 30, 2014 there were still more than 6,500 FDIC-insured banks in the United States. As of such date, more than 98% of these banks had less than $10 billion of assets and many primarily service their local communities. We believe that the highly fragmented nature of the industry poses significant challenges for potential investors seeking to implement a diversified investment strategy.

•  Robust Demand for Capital. Regulatory changes are requiring all banks to hold increased levels of capital. This requirement creates what we believe to be strong demand for capital in the form of preferred equity, subordinated debt, convertible securities and common equity. Further, capital is needed to facilitate ongoing consolidation within the banking industry, including acquisitions of failed banks from the FDIC. Lastly, organic growth of well-positioned institutions also supports demand. Our Advisor estimates that the community banking sector will require more than $50 billion of capital over the next several years to facilitate (i) compliance with heightened regulatory capital ratios, (ii) acquisition of competitors and failed banks and (iii) organic asset growth. This estimate is in part based on the size of the trust preferred CDO market and the phase out of trust preferred securities from the definition of Tier 1 capital.

•  Constrained Supply of Capital. We believe that the supply of new capital available to community banks is extremely constrained and will remain so for many years. We also believe that there are many community banks with well-established franchises and cash flow characteristics that are not attracting capital from private equity or other institutional investors because: (i) they are perceived by such investors as risky due to their size; (ii) the companies are located in rural or niche markets that are unfamiliar to institutional investors; or (iii) the investments in these companies are too small given (a) the size of the target companies and (b) limitations on majority ownership dictated by certain banking regulations. We believe that these companies represent attractive investment candidates for us. We believe that this lack of institutional investor interest and the inability of most community banks to access the capital markets will enable us to invest at attractive pricing levels.

•  Sector Overlooked by Institutional Capital Providers. We believe that many investors historically have avoided investing in community banks due to the small size of these banks, their heavy regulation, the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act") which imposes ownership restrictions and the perception that community banks are riskier than larger financial institutions. In addition, many capital providers lack the necessary technical expertise to evaluate the quality of the small- and mid-sized privately-held community banks and lack a network of relationships to identify attractive opportunities.

•  Favorable Market Conditions. We believe that the substantial re-pricing of risk resulting from the recent financial crisis along with significantly improved bank balance sheets since the worst period of the crisis has created an ideal environment for us to continue our investment activities. Bank failures and unprecedented losses by large money-center banks and investment banks related to sub-prime mortgages and other higher risk financial products have negatively affected the view of all banks, including smaller banks not engaged in such activities. As a consequence, valuations of financial institutions have declined substantially since 2004, allowing potential investors to dictate favorable terms.

Competitive Advantages

We believe that our significant focus on the community banking sector provides us with a strong competitive advantage relative to non-specialized investors. We believe that we are well-suited to meet the capital needs of the community banking sector for the following reasons:

•  Experience in the Community Banking Sector. The current investment platform of our Advisor's affiliate, StoneCastle Partners, provides us with significant advantages in sourcing, evaluating, executing and managing investments. StoneCastle Partners and its subsidiaries managed over $6 billion of assets focused on community banks, including approximately $1.7 billion of capital invested in more than 220 banking institutions and over $4.6 billion of institutional cash in over 500 banks as of June 30, 2014.

•  Substantial Access to Deal Flow. In order to execute our business strategy, we currently rely on what we believe to be our Advisor's and its affiliates' strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C. (collectively referred to as "CAB"), subsidiaries of the American Bankers Association ("ABA"). Pursuant to the agreements governing these relationships, CAB assists us with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB has granted to us a license to use the CAB name, "Corporation for American Banking," in connection with our investment program. We may use this name in connection with the promotion and identification activities, including emails, press releases, events and due diligence questionnaires targeting ABA members. Most capital raising activities by community banks are conducted through privately-negotiated transactions that occur outside of traditional institutional investment channels, including the capital markets. We believe that

StoneCastle Partners' and CAB's large network of relationships will help us to identify attractive investment opportunities and will provide us with a competitive advantage. The ABA and its subsidiaries have not endorsed this offering, and you should not construe references to them in this prospectus as such an endorsement.

•  Experienced Management Team. StoneCastle Partners and its affiliates are led by its two Managing Partners, Joshua S. Siegel and George Shilowitz, and as of June 30, 2014, had approximately 55 employees. Our investment team is comprised of professionals who have substantial expertise investing in community banks, and includes former senior bankers, credit officers, private equity investors, rating agency analysts, bank examiners, fixed income specialists and attorneys.

•  Specialized / Proprietary Systems. During the past decade, StoneCastle Partners has invested substantial funds and resources into the development of its proprietary analytic systems/database that is dedicated to analyzing banks (the "RAMPART" systems). RAMPART currently tracks and analyzes every bank in the United States and provides our investment professionals with significant operational leverage, allowing our team to sort through vast amounts of data to screen for potential investments. We believe that few institutional investors have developed infrastructure comparable to that of StoneCastle Partners and its affiliates.

•  Disciplined Investment Philosophy and Risk Management. Our Advisor's senior investment professionals have substantial experience structuring investments that balance the needs of community banks with appropriate levels of risk control. Our Advisor's investment approach for us emphasizes current income and, to a lesser extent, capital appreciation through common equity, warrants, options and conversion features. Given that a significant portion of our investments are fixed income-like (including preferred stock), preservation of capital is our priority and we seek to minimize downside risk by investing in banks that exhibit the potential for long-term stability (See "The Company—Investment Process and Due Diligence").

•  Few Organized Competitors. We believe that several factors render many U.S. investors and financial institutions ill-suited to lend to or invest in community banks. Historically, the relatively small size of individual community banks and certain regulatory requirements limiting control have deterred many institutional investors, including private equity investors, from making those investments. We believe that, as a consequence, few institutional investors have developed and possess the specialized skills and infrastructure to efficiently analyze and monitor investments in community banks on a large scale. Based on the experience of our management team, investing in community banks requires specialized skills and infrastructure, including: (i) the ability to analyze small community banking institutions and the local economies in which they do business; (ii) specialized systems to analyze and track vast amounts of bank performance data; (iii) a deep understanding and working relationship with state and federal regulators that oversee community banks; and (iv) brand awareness within the community banking industry and a strong reputation as a long-term partner that understands the needs of community banks to originate investment opportunities successfully.

•  Extended Investment Horizon. Unlike private equity investors, we are not subject to standard periodic capital return requirements. These provisions often force private equity investors to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might prefer, potentially resulting in a lower overall return to investors. We believe that our flexibility to make investments with a long-term view, and without the capital return requirements of traditional private investment funds, provides us with the opportunity to generate attractive returns on invested capital.

Targeted Investment Characteristics

Our business strategy focuses on minimizing risk by using a disciplined underwriting process in providing capital to community banks. We expect to continue to focus on investing in community banks that exhibit the following characteristics:

•  Experienced Management. We seek to invest in community banks with management teams or sponsors that are experienced in running local banking businesses and managing risk. We seek community banks that have a particular market focus, expertise in that market and a track record of success. Further, we actively seek to invest in banks with senior management teams with significant ties to their local communities.

•  Stability of Earnings. We seek to invest in community banks with the potential to generate stable cash flows over long periods of time, and therefore we presently seek out institutions that have a defined lending strategy and predictable sources of interest revenues, stable sources of deposits and predictable expenses.

•  Stability of Market. We seek to invest in community banks whose core business is conducted in one or more geographic markets that have sustainable local economies. The market characteristics we seek include stable or growing employment bases and favorable long-term demographic trends, among other characteristics.

•  Growth Opportunities. We seek to invest in healthy community banks headquartered in markets which provide significant organic growth opportunities or headquartered in highly fragmented markets where industry consolidation is likely providing the opportunity for community banks to grow through acquisitions of smaller competitors.

•  Strong Competitive Position. We focus on community banks that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect and potentially expand their market position and profitability. Typically, we do not expect to invest in newly organized institutions or community banks having highly speculative business plans.

•  Visibility of Exit. When investing in common equity, we seek investments that we expect to result in an exit opportunity. Exits may come through the conversion of an investment into public shares; an initial public offering of shares by the bank; the sale of the bank; or the repurchase of shares by the bank or another financial investor.

Investments

We primarily invest in securities issued by public and privately held community banks, initially in amounts generally ranging between approximately $3 million to $20 million (unless our investment size is otherwise constrained or expanded by applicable law, rule or regulation). We have an existing pipeline of potential investments of up to $250 million in the aggregate that meet our criteria, consisting primarily of preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity. We invest in accordance with our Advisor's investment policy in primarily the following assets:

TARP Assets: We own and may continue to own one or more portfolios of perpetual preferred stock issued by community banks under the U.S. Department of the Treasury's ("U.S. Treasury") Troubled Asset Relief Program ("TARP") Capital Purchase Plan. Under TARP, more than 450 community banks issued in excess of $10 billion of perpetual preferred stock in 2008 and 2009 ("TARP Preferred") and approximately $840 million in TARP Preferred issued by approximately 70 institutions and held by the U.S. Treasury remains outstanding, of which approximately $410 million in TARP Preferred issued by approximately 40 institutions are currently paying a dividend. The U.S. Treasury is in the process of selling its TARP Preferred holdings through an auction process in which we will seek to participate; however, in light of the limited number of TARP Preferred held by the U.S.

Treasury we believe our ability to participate in the U.S. Treasury's auction process is likely to diminish significantly in the future. We intend to purchase these securities through secondary market transactions. We believe that there are approximately 35 issuers in this program that meet our investment criteria, totaling approximately $350 million of target assets.

Preferred and Common Equity Assets: We continue to receive capital requests from numerous community banks regarding potential investments initially in amounts ranging from $3 million to $20 million per investment. Preferred stock may have fixed or variable dividend rates, which may be subject to rate caps and collars. In connection with our investments, we may also receive options or warrants to purchase common or preferred equity.

Regardless of the type of capital security, we intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that our Advisor believes have the ongoing ability to pay dividends or interest on their securities, and that are not currently a party to any regulatory enforcement actions that would limit or hinder their ability to pay dividends or interest. While we do not intend to invest a significant portion of our funds in institutions that do not meet these criteria, we may invest in institutions that our Advisor believes have the ability to emerge from such conditions, pay any accrued interest or cumulative unpaid dividends at emergence and begin the normalized payment of interest or dividends in arrears and/or as frequently stipulated by the issuance in question.

From time to time, we may also invest in Tier 2 qualifying debt securities (long term subordinated debt securities) and other debt securities or hybrid instruments issued by community banks or their holding companies. Additionally, we may invest in Tier 1 qualifying debt securities. These debt securities may have fixed or floating interest rates.

Regulatory capital regulations adopted in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the Third Basel Accord of the Basel Committee on Banking Supervision ("Basel III") require banks to increase their Tier 1 capital and reduce their leverage ratios. These regulations also generally require that, in order to qualify as Tier 1 capital, preferred stock must be non-cumulative in nature (only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital). We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. While these existing and any future regulatory capital requirements may cause community banks to raise additional capital, these regulations may make some community banks less likely to pay dividends on preferred stock and common stock.

In addition, future changes in regulatory capital regulations may negatively or positively affect our investments and may subject us to additional pre-payment and capital redeployment risk.

Most of our assets are and, we expect, will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we will be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to the value at which we carry it. We believe that a majority of the investments we will make will not be rated by a nationally recognized statistical rating organization ("NRSRO"). If such investments were rated by a NRSRO, we believe they may be rated below investment grade.

Leverage

We have borrowed funds and expect to continue to borrow to fund our investment activities, which is also known as utilizing leverage. While we may enter into borrowing arrangements with banks or other lenders that are unsecured, we currently fund a portion of our investments with a secured debt facility. We will operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, reverse repurchase agreements and other borrowings. Additionally, we may create one or more wholly-owned special purpose subsidiaries to facilitate secured borrowing structures.

We have borrowed to fund a portion of our assets and intend to limit our overall borrowing to meet the limitations set forth under the Investment Company Act. Accordingly, we will limit (i) leverage from debt securities to one-third of our total assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of our total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by our debt securities and preferred stock, each in accordance with the requirements of the Investment Company Act. Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock.

We seek a leverage ratio, based on a variety of factors including market conditions and our Advisor's market outlook, where the rate of return, net of applicable expenses, on the Company's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

As of June 30, 2014, we incurred leverage through borrowings under a revolving credit facility that permits the Company to borrow up to $45 million of which $25 million has been committed and drawn. Our asset coverage ratio as of June 30, 2014 was 519%. See "Leverage—Effects of Leverage" for a description of our credit agreement with a syndicate of banks led by Texas Capital Bank, N.A.

Following the completion of the offering, we may increase the amount of leverage outstanding. We may incur additional borrowings in order to maintain our desired leverage ratio of 30%. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage was not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with our use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock. As long as the rate of return, net of our applicable expenses, on our investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, we will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the return on such assets is less than the cost of leverage and our other expenses, the return to the holders of our common stock will diminish. To the extent that we use leverage, the NAV and market price of our common stock and the yield to holders of common stock will be more volatile. Our leveraging strategy may not be successful. Because our Advisor's fee is based on total assets (including certain leverage and any assets acquired with the proceeds of leverage), our Advisor's fee will be higher if we utilize leverage. See "Risks Related to Our Use of Leverage."

In order to reduce the interest rate and credit risks associated with our investments and use of leverage, we expect to utilize derivatives including interest rate swaps, caps, floors and forward transactions and credit default swaps, total return swaps and credit-linked notes. In addition, we may utilize futures and warrants in order to hedge against changes in market prices of the securities of the publicly-traded banks in which we invest.

Conflicts of Interest

Our Advisor is subject to certain conflicts of interest in our management. These conflicts arise primarily from the involvement of our Advisor and its affiliates in other activities that may conflict with our activities. Our Advisor and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, they may engage in activities where their interests or the interests of their clients may conflict with our interests and the interest of the holders of our common stock. Other present and future activities of our Advisor and its affiliates may give rise to additional conflicts of interest which may have a negative impact on us and the holders of our common stock.

Our Advisor's compliance department and legal department oversee its conflict-resolution system. This system emphasizes the principle of fair and equitable allocation of appropriate opportunities to our Advisor's clients over time. As a result of our Advisor's allocation policies, we may not be able to invest in all opportunities that are appropriate for us and this may have the effect of reducing our potential earnings. Although our Advisor has agreed with us that it will allocate opportunities among its clients pursuant to its written policies and procedures, there is no assurance that these policies and procedures will work as intended or that we will be allocated our fair share of investment opportunities over time.

Corporate Information

Our principal executive offices are located at 152 West 57th Street, 35th Floor, New York, New York 10019. Our telephone number is (212) 354-6500.

Advisor Information

The offices of our Advisor are located at 152 West 57th Street, 35th Floor, New York, New York 10019. The telephone number for our Advisor is (212) 354-6500.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors, and our common stock is not intended to be a complete investment program. Our common stock is designed as a long-term investment and not as a trading vehicle. Our common stock may be an appropriate investment for investors who are seeking:

•  potential recurring dividend and interest cash flow;

•  an investment company focused primarily on the community bank sector;

•  an investment company whose capital structure may be significantly leveraged;

•  an investment company that will initially invest in preferred equity, subordinated debt, convertible securities and common equity;

•  an investment company that may be suitable for retirement or other tax exempt accounts; and

•  professional securities selection and active management by an experienced adviser.

An investment in our common stock involves risk, and we urge you to consult your tax and legal advisers before making an investment in our common stock. You could lose some or all of your investment. See "Risk Factors."

An investment in our common stock involves significant risks, including:

Risks Related to Our Operations

•  We have a limited operating history; our Advisor has limited advisory experience, and there can be no assurance that we will achieve our business objectives.

•  Our performance is highly dependent on our Advisor.

•  Most of our assets will be unrated, illiquid, and their fair value may not be readily determinable.

•  Our Advisor may rely on assumptions that prove to be incorrect.

•  Our Advisor and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of us or our stockholders.

•  TARP Preferred are perpetual, which means these securities do not have a maturity date and we are not permitted to cause them to be redeemed.

•  TARP Preferred are callable, which means the issuer may buy back these securities. As of July 2014, the current dividend rate on most TARP Preferred is 9%. A majority of these securities experienced a dividend rate increase to 9% from 5% in late 2013 or early 2014. Due to this significant increase in the dividend rate from 5%, there may be a strong incentive for banks to buy back their TARP Preferred.

•  We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative and our portfolio may consist of (i) up to 100% of non-cumulative preferred equity securities, (ii) a substantial amount of cumulative preferred equity securities or (iii) any combination thereof.

•  We operate with leverage, which may adversely affect our return on our assets and may reduce cash available for distribution.

•  Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is uncertainty as to the value of our investments.

•  Our investments will be subject to dividend and interest rate fluctuations, and we are subject to interest rate risk. In particular, our investments in subordinated or unsecured debt securities that are perpetual or have maturities in excess of ten years subject us to a high degree of interest rate risk.

•  We may compete with a number of other prospective investors for desirable investment opportunities.

•  We may generate low or negative rates of return on capital, and we may not be able to execute our business plans as expected, if at all.

•  Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

•  If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•  Our quarterly results may fluctuate.

•  We make distributions to our stockholders on a quarterly basis out of assets legally available for distribution, including net investment income, capital gains, paid-in capital and borrowings. If the amount of any distribution exceeds our net investment income or capital gains, then all or a portion of such distribution could constitute a return of capital to stockholders rather than dividend income for tax purposes. A return of capital distribution has the effect of lowering stockholders' basis in their shares, which will result in higher tax liability when the shares are sold, even if such shares have not increased in value or have, in fact, lost value. A substantial portion of the distributions to stockholders that we have made to date in 2014 consisted of a return of capital, and not income or gains generated from our investment portfolio.

•  Derivatives transactions may limit our income or result in losses.

•  Financing arrangements with lenders or preferred shareholders may limit our ability to make dividend payments to our stockholders.

•  We may change our business strategy and operational policies without stockholder consent (unless stockholder consent is specifically required by the Investment Company Act), which may result in a determination to pursue riskier business activities.

•  Laws and regulations may prohibit the banks in which we invest from paying interest and/or dividends to us.

•  Legal and regulatory changes could occur that may adversely affect us.

•  We may be required to register as a commodity pool operator.

•  Market fluctuations caused by force majeure, terrorism or certain other acts may adversely affect our performance.

•  Changes in interest rates may affect our net investment income, reinvestment risk and the probability of defaults of our investments.

Risks Related to Our Use of Leverage

•  We currently have a bank loan to finance investments as a form of leverage. We also have authority to issue preferred stock or engage in reverse repurchase agreements to finance investments.

•  Leverage exaggerates the effects of market downturns or upturns on the NAV and market value of our common stock, as well as on distributions to holders of our common stock.

•  Leverage can also increase the volatility of our NAV, and expenses related to leverage can reduce our income.

•  In the case of leverage, if our assets decline in value so that asset coverage requirements for any borrowings or preferred stock would not be met, we may be prevented from paying distributions, which could jeopardize our qualification for pass-through tax treatment, make us liable for excise taxes and/or force us to sell portfolio securities at an inopportune time.

•  We have entered into a revolving credit facility (the "Credit Facility") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicate") with a five-year term maturing in June, 2019 and priced at the 3-month London Interbank Offered Rate ("LIBOR") plus 2.85%. The Credit Facility permits us to borrow up to $45.0 million of which currently $25.0 million has been committed and drawn as of June 30, 2014.

•  The Credit Facility contains customary covenants, negative covenants and default provisions, including covenants that limit our ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets.

•  The Credit Facility imposes asset coverage requirements, which are more stringent than those imposed by the Investment Company Act, or by our policies. In addition, we agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Facility became effective unless changes to these policies and restrictions are consented to by the Syndicate.

•  The covenants or guidelines under the Credit Facility could impede the Advisor from fully managing our portfolio in accordance with our investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Credit Facility.

•  For as long as the Credit Facility remains in effect, we may not incur additional debt under any other facility, except in limited circumstances.

•  The Credit Facility allows us to prepay borrowings under the Credit Facility at any time. We do not anticipate that such guidelines will have a material adverse effect on the holders of our common stock or on our ability to achieve our investment objectives. We may also consider alternative measures of obtaining leverage in the future.

See "Leverage," and also "Risk Factors—Risks Related to Our Use of Leverage," for further information.

Risks Related to Investing in Community Banking Sector

•  Our assets will be concentrated in the banking sector, potentially exposing us to greater risks than companies that invest in multiple sectors.

•  We primarily invest in equity and debt securities issued by community banks, subjecting us to unique risks.

•  All of our investments are subject to liquidity risk, but we may face higher liquidity risk if we invest in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

•  We expect to keep our portfolio of securities and investments focused on the bank sector, with an emphasis on community banks, which would make us more economically vulnerable in the event of a downturn in the banking industry.

•  A large number of community banks may fail during times of economic stress.

•  We expect to keep our portfolio of securities and investments focused on the bank sector, with an emphasis on community banks whose business is subject to greater lending risks than larger banks.

Bank Regulatory Risk

•  The banking institutions in which we invest are subject to substantial regulations that could adversely affect their ability to operate and the value of our investments.

•  We may become subject to adverse current or future banking regulations.

•  Ownership of our stock by certain types of regulated institutions may subject us to additional regulations.

•  Investments in banking institutions and transactions related to our portfolio investments may require approval from one or more regulatory authorities.

•  If we were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in us would be subject to certain restrictions and regulations.

Risks Related to Our Advisor and/or its Affiliates

•  Our performance is dependent on our Advisor, and we may not find a suitable replacement if the management agreement is terminated.

•  The departure or death of any of the members of senior management of our Advisor or StoneCastle Partners may adversely affect our ability to achieve our business objective; our management agreement does not require the availability to us of any particular individuals.

•  If our Advisor ceases to be our manager under our management agreement, financial institutions that provided our credit facilities may not provide future financing to us.

•  Our Advisor's liability is limited under our management agreement, and we have agreed to indemnify our Advisor against certain liabilities.

•  There may be potential conflicts of interest between our management and our Advisor, on one hand, and the interest of our common stockholders, on the other.

•  We are limited in our ability to conduct transactions with affiliates.

•  Our Advisor's investment committee is not independent from its management.

•  We may compete with our Advisor's current and future investment vehicles for access to capital and assets.

•  There may be other conflicts of interest in our relationship with our Advisor and/or its affiliates that could negatively affect our earnings.

•  Our Advisor's management of our business is subject to the oversight of our board of directors, but our board of directors will not approve each business decision made by our Advisor.

•  Our Advisor may be incentivized to incur additional leverage, up to the extent permitted by regulations, even if additional leverage is not in the best interests of the Company's stockholders.

Risks Related to this Offering

•  The price for our common stock may be volatile.

•  The price for our common stock is subject to market risk.

•  Future offerings of debt securities or preferred stock, which would rank senior to our common stock upon our liquidation, and future offerings of equity securities, which would dilute our existing stockholders and may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of our common stock.

•  There are material limitations with making preliminary estimates of our financial results for the three months ended September 30, 2014 prior to the completion of our financial procedures for such period.

Risks Related to Taxation

•  Despite our election to be treated as a RIC, we may not be able to meet the requirements to maintain an election to be treated as a RIC.

•  We will be subject to corporate-level federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code.

•  Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder's particular circumstances and whether certain temporary tax provisions are extended.

We strongly urge you to review carefully the discussion under "U.S. Federal Income Tax Considerations" and to seek advice based on your particular circumstances from an independent tax adviser.

THE OFFERING

Common stock we are offering    We are offering 1,600,000 shares of our common stock, par value $0.001 per share, at a price of $23.00 per share through a group of underwriters (the "Underwriters") led by Keefe, Bruyette & Woods, Inc., which price includes an underwriting commission of 4.0% of the offering price which is to be paid to the Underwriters and which constitutes the only sales load paid in connection with this offering. We have registered the offer and sale of our shares with the SEC under the Securities Act of 1933, as amended (the "Securities Act"). We have granted the Underwriters an option to purchase up to an additional 240,000 shares of our common stock within 45 days of the date of this prospectus to cover any over-allotments. See "Underwriting."

Listing and symbol    Our common stock is listed on the NASDAQ Global Select Market under the symbol "BANX."

Use of proceeds    We will apply a portion of the gross proceeds received from the issuance and sale of the common stock to pay the expenses of offering the common stock (including the sales load). We expect to use the net proceeds of this offering to make investments in accordance with our investment objectives and to pay our operating expenses.

We anticipate that it may take up to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives. Pending investment, we intend to invest the net proceeds of this offering, and any liquid assets we subsequently hold, in temporary investments that may include cash or other temporary investments, including readily marketable interest-bearing and dividend paying securities which may be outside of the community banking industry. Following the completion of an offering, we may increase the amount of leverage outstanding. See "Use of Proceeds."

Our Regulatory Status    We are a corporation organized under the laws of the State of Delaware and are registered with the SEC under the Investment Company Act as a non-diversified, closed-end management investment company. See "Closed-End Fund Structure." We elected to be treated as a RIC, and intend to comply with the requirements to qualify annually.

Distributions    We intend to make quarterly distributions of no less than 90% of our net income to our stockholders out of assets legally available for distribution quarterly. Our board of directors will determine the amount of our quarterly distributions out of assets legally available, including net investment income, capital gains, paid-in capital and borrowings. See "Distribution Policy" and "Discussion of Management's Operations—Distribution Policy." There can be no assurance that we will distribute such dividends, and any failure to do so could jeopardize our status as a RIC. A substantial portion of the distributions to stockholders that we have made to date in 2014 consisted of a return of capital, and not income or gains generated from our investment portfolio.

For the periods ended June 30, 2014, March 31, 2014 and December 31, 2013, we declared distributions of $0.50, $0.50 and $0.28 per share, respectively, for total distributions of $2.3 million, $2.3 million and $1.3 million. Each of these distributions was paid during the current fiscal year ending December 31, 2014. To the extent our net investment income or capital gains fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our stockholders. A return of capital distribution has the effect of lowering stockholders' basis in their shares, which will result in higher tax liability when the shares are sold, even if such shares have not increased in value or have, in fact, lost value.

As of June 30, 2014, distributions in excess of net investment income was $4.6 million. The specific tax characteristics of each distribution will be reported to stockholders on Form 1099-DIV after the end of each calendar year. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

Investment Adviser    Our Advisor, a Delaware limited liability company, is registered with the SEC under the Investment Advisers Act and serves as our investment adviser. The management agreement with our Advisor will remain in effect for a period of two years from the date of effectiveness, unless earlier terminated, and will continue in effect from year to year thereafter, but only so long as each continuance is specifically approved by (i) our board of directors or the vote of a majority of our voting securities and (ii) the vote of a majority of our independent directors. The Company adopted the management agreement with our Advisor prior to the date of this prospectus. Discussion regarding the basis for the approval of the management agreement by the board of directors is available in our annual report to stockholders for the period ended December 31, 2013. The management agreement with our Advisor may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Advisor, in each case on not less than 60 days' written notice. As required by the Investment Company Act, the management agreement with our Advisor will terminate automatically in the event of its assignment. See "Management" and "Portfolio Management."

Fees    Pursuant to the management agreement, we have agreed to pay our Advisor a management fee. The management fee is paid quarterly in arrears and equals 0.4375% (1.75% annualized) of our Managed Assets (defined below) at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings and, until November 13, 2014, we have agreed to reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized). The term "Managed Assets" means our total assets (including cash and cash equivalents and any assets purchased with or attributable to any borrowed funds). During periods in which we are utilizing leverage, the management fee will be higher than if we did not utilize a leveraged capital structure because the management fee is calculated as a percentage of the Managed Assets, including those purchased with leverage. In addition, we reimburse our Advisor for fees and expenses incurred on our behalf, including our pro rata portion of its administrative expenses. See "Management—Management Agreement."

Management Fee Waiver    Our Advisor has agreed to waive the management fee that would otherwise be payable in respect of net proceeds to the Company obtained through the issuance of shares of common stock in this offering through August 30, 2015. See "Management—Management Agreement—Management Fee Waiver."

Leverage    We borrow to fund our investment activities, which is also known as utilizing leverage. While we enter into borrowing arrangements with banks or other lenders that are unsecured, we may also fund a portion of our investments by creating one or more wholly-owned special purpose subsidiaries to facilitate secured borrowing structures. The Investment Company Act limits our total debt securities to one-third of our total assets, including the proceeds of such debt securities. In addition, our certificate of incorporation authorizes us to issue preferred stock. The Investment Company Act limits the amount of the preferred stock that we may issue. The use of such leverage involves significant risks. See "Risk Factors—Risks Related to Our Use of Leverage."

ERISA considerations    Generally, Plans (as defined below) may acquire shares of our common stock. See "Certain ERISA Considerations."

Tax considerations    As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To obtain and maintain RIC status, we must meet specific requirements, including on the income we earn, the assets we hold and the amounts we distribute. We may utilize derivatives in order to hedge against interest rate changes associated with our use of leverage. See "Derivative Transactions."

Please review carefully "Risk Factors—Risks Related to Taxation" and "U.S. Federal Income Tax Considerations," and we urge you to consult your tax adviser regarding the U.S. federal, state and local tax consequences of an investment in our common stock.

Anti-takeover provisions    Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may deter hostile takeovers or proxy contests, as may certain provisions of Delaware law, our certificate of incorporation or bylaws or other measures adopted by us. In addition, our certificate of incorporation and bylaws contain provisions that could prevent a change in our control or management. See "Description of Shares—Certificate of Incorporation and Bylaws—Anti-Takeover Effects of Our Certificate of Incorporation and Bylaws."

Dividend reinvestment plan    We have a dividend reinvestment plan for our stockholders. Our plan is an "opt out" dividend reinvestment plan. As a result, if we declare a distribution after the plan is effective, a stockholder's cash distribution will be automatically reinvested in additional common stock, unless the stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common stock will generally be subject to the same U.S. federal, state and local income tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan" and "U.S. Federal Income Tax Considerations."

Available information    We are subject to the informational requirements of the Investment Company Act and are required to file certain reports, including proxy statements and annual and semi-annual reports, with the SEC. Information we file with the SEC may be obtained free of charge by contacting us at 152 West 57th Street, 35th Floor, New York, New York 10019 or by telephone at (212) 354-6500. We will post our annual and semi-annual reports to stockholders and other information on our website at www.stonecastle-financial.com. Information included on our website is not incorporated into this prospectus. These documents can be inspected and copied for a fee at the SEC's public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information about the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330 or by e-mail at publicinfo@sec.gov. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

Risk factors    An investment in our common stock involves a high degree of risk. You should carefully consider the full text of the risk factors outlined below beginning on page 55 of this prospectus, together with the other information contained in this prospectus, before investing in our common stock. In connection with the forward-looking statements that appear in this prospectus, you should also carefully review the cautionary statement referred to below under "Cautionary Statement Concerning Forward-Looking Statements."

SUMMARY OF COMPANY EXPENSES

The annual expenses table shows our estimated expenses as a percentage of net assets attributable to our common stock including the anticipated proceeds of this offering of approximately $35.0 million. Net assets means the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load	4.00	%(1)
Offering Expenses	0.83	%(2)
Dividend Reinvestment Plan Expenses(3)	None
Total Stockholder Transaction Expenses	4.83%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees(4)	2.51%
Interest payments on borrowed funds(5)	1.33%
Other Expenses (estimated for the current fiscal year)(6)	1.12%
Total Annual Expenses	4.96%

(1)  For a description of the underwriting discounts and commissions paid to the Underwriters, which is a one-time fee and the only sales load, see "Underwriting."

(2)  We will pay estimated offering costs of $0.19 per share, estimated to total approximately $0.3 million.

(3)  The expenses associated with the administration of our dividend reinvestment plan are included in "Other Expenses." For more details about the plan, see "Dividend Reinvestment Plan."

(4)  For the purposes of calculating our expenses, we have assumed the maximum contractual management fee of 1.75% of Managed Assets. Our Advisor has agreed to waive the management fee that would otherwise be payable in respect of net proceeds to the Company obtained through the issuance of the shares of common stock in this offering through August 30, 2015. See "Management—Management Agreement."

(5)  We entered into a credit facility on June 9, 2014. Interest expense assumes that leverage will represent approximately 30% of our Managed Assets (as defined under "Management—Management Agreement—Management Fee") and currently charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 3.08%. We have assumed that we will utilize leverage for the entire year for purposes of these expense estimates.

(6)  Pursuant to the management agreement, our Advisor furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We bear all expenses incurred in our operations, and we will bear the expenses related to this offering. "Other Expenses" above includes all such costs not borne by our Advisor, which may include but are not limited to overhead costs of our business, commissions, fees paid to CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA, as part of our exclusive investment referral and endorsement relationships with those subsidiaries, fees and expenses connected with our investments and auditing, accounting and legal expenses. See "Management—Management Agreement—Payment of Our Expenses."

Example

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.(1) These amounts are based upon assumed sales load and offering expenses of 4.83% and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$98	$192	$285	$517

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

Moreover, while the example assumes a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below NAV. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

As of the date of this prospectus, we have not yet completed a full year of investment operations. The "Other Expenses" shown in the table and related footnote above are based on estimated amounts for our current fiscal year of operation unless otherwise indicated and assume that we will issue approximately 1.6 million shares of additional common stock in this offering. If we issue fewer shares of common stock, all other things being equal, certain of these percentages would increase. For additional information with respect to our expenses, see "Management" and "Dividend Reinvestment Plan."

(1)  This includes the sales load of $40.00 and estimated offering expenses of $8.30 on a hypothetical $1,000 investment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Company's financial performance. Information is shown for the Company's initial period of operations from November 13, 2013 to December 31, 2013 and the six months ended June 30, 2014. Certain information reflects financial results for a single share of common stock. The information for the Company's initial period of operations from November 13, 2013 to December 31, 2013 has been audited by Rothstein Kass & Company, the Company's former independent registered public accounting firm, whose report thereon was unqualified. The report of Rothstein Kass & Company, together with the financial statements of the Company, are included in the Company's December 31, 2013 Annual Report. The December 31, 2013 Annual Report and the June 30, 2014 Semi-Annual Report are incorporated by reference into the Statement of Additional Information and are available upon request.

Per Share Operating Performance:	For the Six Months Ended June 30, 2014		For the period from November 13, 2013 to December 31, 2013+
Net Asset Value, beginning of period	$23.07		$23.49	(1)
Net investment income/(loss)	0.29	(2)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.05)		(0.05)
Total from investment operations	0.24		(0.14)
Dividends from net investment income	(1.00)
Distributions to shareholders in excess of net investment income	-0-		(0.28)
Total Distributions	(1.00)		(0.28)
Net Asset Value, end of period	$22.31		$23.07
Net Assets, end of period (in millions)	$104.8		$108.3
Market value, end of period	$25.38		$24.56
Total investment return based on market value	7.62	%(4)	-0.62	%(3)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Ratio of operating expenses	2.91	%•	3.04	%(5)
Ratio of net investment income(loss)	2.62	%•	-3.00	%(5)
SUPPLEMENTAL DATA:
Portfolio turnover rate(6)	27%		81%

+  The Company commenced operations on November 13, 2013.

(1)  Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expenses from the initial public offering price of $25 per share.

(2)  The net investment income per share was calculated using the average shares outstanding method.

(3)  Assumes the return for a shareholder since inception including $0.28 dividend participating in the dividend reinvestment plan. Not Annualized. Investment return does not reflect any sales load. Past performance is not indicative of future results.

(4)  Based on share market price and reinvestment of distributions at the price obtained under the dividend reinvestment plan. Total return does not include sales load and offering expenses.

(5)  Annualized ratio; average of i) net asset value at 12/31/13 and ii) capital raised from initial sale of 4.4 million shares less sales load and upfront offering expenses recognized during reporting period.

(6)  Not annualized.

•  Annualized

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The matters discussed under "Prospectus Summary," "Risk Factors," "Distribution Policy," "The Company" and elsewhere in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments and achieve certain levels of return, the availability to us of additional capital and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. Statements regarding the following subjects are forward-looking by their nature:

•  our business strategy;

•  our ability to use effectively the proceeds of this offering and manage our anticipated growth;

•  our ability to obtain future financing arrangements;

•  estimates relating to, and our ability to make, future distributions;

•  our ability to compete in the marketplace;

•  market trends;

•  projected capital and operating expenditures, including fees paid to our affiliates; and

•  the impact of technology on our operations and business.

Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common stock, along with the following factors that could cause actual results to vary from our forward-looking statements:

•  the factors referenced in this prospectus, including those set forth under the sections captioned "Risk Factors" and "The Company;"

•  general volatility of the capital markets and the market price of our common stock;

•  changes in our business strategy;

•  availability, terms and deployment of capital;

•  availability of qualified personnel;

•  changes in the sectors in which we invest, interest rates or the general economy;

•  increased rates of default and/or decreased recovery rates relating to our investments;

•  changes in applicable laws, rules or regulations;

•  our ability to continue to meet the requirements for treatment as a RIC;

•  increased prepayments relating to our investments; and

•  the degree and nature of our competition.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We are not obligated, and do not undertake an obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TRADING AND NET ASSET VALUE INFORMATION

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NASDAQ Global Select Market per share of common stock, and the NAV per share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NASDAQ Global Select Market during the respective quarters.

	NAV per Share on Date of Market Price(1)		NASDAQ Global Select Market Price Per Share(2)		Premium/(Discount) to NAV on Date of Market Price(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
March 31, 2014	$22.69	$22.69	$27.67	$23.90	21.9%	5.3%	1,363,942
June 30, 2014	$22.31	$22.31	$26.55	$24.50	19.0%	9.8%	878,768

(1)  Based on our computations.

(2)  Source: The NASDAQ Global Select Market.

(3)  Based on our computations.

(4)  Source: Bloomberg.

On June 30, 2014, our per share NAV was $22.31 and per share market price was $25.38, representing a 13.8% premium above such NAV.

Our shares have historically traded at a premium to NAV. We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. Our issuance of common stock may have an adverse effect on prices for our common stock in the secondary market by increasing the number of common shares available, which may put downward pressure on the market price for our common stock.

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that our shares will trade at a discount from NAV is a risk separate and distinct from the risk that our NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not redeemable at the request of stockholders. We may repurchase our shares in the open market or in private transactions, although we have no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NASDAQ Global Select or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

USE OF PROCEEDS

The net proceeds we will receive from the sale of 1,600,000 shares of our common stock in this offering will be approximately $35.0 million ($40.3 million if the Underwriters exercise the over-allotment option in full), after deducting the sales load of approximately 4.0% or $1.5 million ($1.7 million if the Underwriters exercise the over-allotment option in full) and estimated organizational and offering expenses of approximately $0.3 million payable by us.

We anticipate that it may take up to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives described in this prospectus. We intend to hold a certain portion of the net proceeds in cash or other temporary investments, including readily marketable interest-bearing and dividend paying securities which may be outside of the community banking industry. We may also initially invest the net proceeds which we receive from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper or other liquid fixed income securities. In either event, due to these investments, we expect that our return on the investments will be lower than what we will realize after investment in accordance with our investment objective and strategies. Following the completion of the offering, we may increase the amount of leverage outstanding.

DISTRIBUTION POLICY

We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC; investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses.

We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC. For federal income tax purposes, as a RIC we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain a qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See "U.S. Federal Income Tax Considerations."

We will pay all dividends at the discretion of our board of directors, and the dividends we pay will depend on a number of factors, including:

•  distribution requirements under the Investment Company Act and to maintain our status as a RIC.

•  our financial condition; general business conditions; actual results of operations;

•  the timing of the deployment of our capital; debt service requirements;

•  availability of cash distributions;

•  our operating expenses;

•  any contractual, legal and regulatory restrictions on the payment of distributions by us to our stockholders including

•  debt covenants imposed by lenders to the Company; and

•  other factors our board of directors in its discretion may deem relevant.

If a stockholder's common stock is registered directly with us or with a brokerage firm that participates in our dividend reinvestment plan, distributions will be automatically reinvested in additional common stock under the dividend reinvestment plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See "Dividend Reinvestment Plan."

DISCUSSION OF MANAGEMENT'S OPERATIONS

Overview

We were formed as a Delaware corporation on February 7, 2013. We are registered as an investment company under the Investment Company Act and have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC.

We have and intend to primarily invest in securities issued by community banks, including securities of private, thinly traded or micro-cap public companies, cash and cash equivalents such as U.S. government securities and high quality debt maturing in one year or less. We do not expect to be regulated as a bank holding company or a savings and loan holding company by the Federal Reserve.

We anticipate that it may take up to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives. We expect our direct investments in each community bank to initially be in amounts generally ranging between approximately $3 million and $20 million (unless investment size is otherwise expanded or constrained by applicable law, rule or regulation), although investment sizes may be smaller or larger than this targeted range. Pending such investments, we intend to invest the proceeds of this offering initially in a combination of U.S. Government securities and high quality, short-term money market instruments. This offering will provide us with capital to implement our strategy.

Revenues

We intend to generate revenue in the form of dividends on dividend-paying equity securities as well as interest payable on the debt investments that we hold. In addition, we intend to generate revenue in the form of capital gains through equity securities, warrants, options and other equity interests. We expect to invest the majority of our assets in preferred equity, subordinated debt, convertible securities and common equity that pay cash dividends and interest on a recurring or customized basis. We may invest in unsecured debt issued by community banks, and we currently expect these investments to have maturities in excess of ten years to enable our borrowers to obtain favorable regulatory capital treatment. We currently intend to structure our investments to provide for quarterly dividend and interest payments. To meet certain regulatory requirements of the banks in which we invest, we may structure investments to provide that dividends may be deferrable on a cumulative or non-cumulative basis. Because only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital, we expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. However, investors should be aware that up to 100% of our portfolio may consist of non-cumulative preferred equity securities or may consist of a substantial amount of cumulative preferred equity securities, or any combination in between these scenarios. Based upon management's prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. Such fees may range from 0% to 3% of the amount we invest and will be paid in cash or in kind. We also may receive fee income from underlying community banks in connection with our investments. See "—Fee Income."

Expenses

Our primary operating expenses will include the payment of management fees and operating expenses, including a portion of any overhead expenses of the Advisor and its affiliates that are allocable to us by our Advisor upon its reasonable determination that such expenses provided a benefit to us, and the services fees payable to CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA, as part of our and our Advisor's investment referral and endorsement relationships with those subsidiaries. We have entered into an exclusive investment referral and endorsement relationship with CAB Marketing, LLC and CAB, L.L.C. See "Management—Management Agreement—CAB Marketing, LLC and CAB, L.L.C." Our management fees compensate our Advisor for its investment advisory and management services. The management fees are limited to a fixed percentage of our assets. Pursuant to the management agreement, our Advisor also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent, transfer agent and other service providers). We bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we bear the expenses related to this offering. We expect to reimburse our Advisor to the extent these expenses are paid by our Advisor. See "Management—Management Agreement—Payment of Our Expenses." We may also pay a portion of the fee income that we receive from community banks in connection with our investments in them to one or more unaffiliated brokers for introducing us to such opportunities. Our Advisor is not paid an incentive fee and does not participate in our profits in its capacity as Advisor. See "Management—Management Agreement." Certain affiliates of our Advisor, however, may participate in our profits to the extent of their ownership of common stock. See "Certain Relationships and Related Party Transactions."

We may, but are not required to, enter into interest rate hedging agreements to hedge interest rate risk associated with any indebtedness we may incur. Such hedging activities, subject to compliance with our exemption from registration under the Commodity Exchange Act of 1936, as amended (the "CEA"), may include the use of interest rate transactions such as swaps, caps, floors, repurchase agreements and reverse repurchase agreements. We will bear any costs incurred in entering into and settling such contracts. There is no assurance that any hedging strategy we may employ will be successful. See "Risk Factors—Risks Related to Our Operations."

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from: (i) the net proceeds of offering our common stock, including this offering and any future debt or equity securities offerings and (ii) cash flows from operations, including interest earned from the temporary investment of cash. We also fund a portion of our investments through borrowings from banks or other lenders. In the future, we may also fund a portion of our investments by creating a wholly-owned subsidiary to facilitate secured borrowing structures. We believe that the use of special purpose entities to hold our assets will permit us to potentially obtain less expensive leverage than we might otherwise be able to obtain because it will facilitate our ability to obtain favorable ratings, which in turn may reduce the cost of leverage. However, the lenders to these special purpose entities typically impose substantial restrictions on the assets contained in such special purpose entities such as restrictions on our ability to encumber them. There can be no assurances that a wholly-owned subsidiary will be able to obtain more favorable borrowing terms. We do not expect to incur such indebtedness through special purpose entities until we have substantially invested the proceeds of this offering in securities that meet our investment objective. Our primary use of funds has been and will continue to be to make investments in companies, pay expenses and pay cash dividends to our stockholders.

Distribution Policy

We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses.

We have elected to be treated, and intend to comply with the requirements to qualify annually as an RIC. For federal income tax purposes, as a RIC we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain a qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See "U.S. Federal Income Tax Considerations."

Contractual Obligations

We have entered into a management agreement with our Advisor pursuant to which our Advisor has agreed to: (i) serve as our investment adviser in exchange for the consideration set forth therein; and (ii) furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies. See "Management—Management Agreement."

Payments under the management agreement consist of a management fee based on a percentage of the value of our Managed Assets, as well as reimbursement of expenses of the Advisor. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, are provided and paid for by our Advisor or one of its affiliates and not us, although we reimburse our Advisor an amount equal to our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the management agreement. See "Management—Management Agreement—Management Fee" and "Management—Management Agreement—Payment of our Expenses."

The management agreement with our Advisor was initially approved by our board of directors on September 4, 2013. The management agreement continues in effect for a period of two years from the effective date and thereafter must be approved annually by our board of directors. The management agreement with our Advisor may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Advisor, in each case on not less than 60 days' written notice. As required by the Investment Company Act, the management agreement with our Advisor will terminate automatically in the event of its assignment. See "Management" and "Portfolio Management."

StoneCastle Partners has licensed the "StoneCastle" name to us on a non-exclusive, royalty-free basis. We have the right to use the "StoneCastle" name so long as our Advisor or one of its approved affiliates remains our investment adviser.

Critical Accounting Policies

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States (or "US GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

Valuation of Portfolio Investments

The preparation of our financial statements requires us to estimate the value of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We invest primarily in illiquid securities, including debt and equity securities of primarily privately-held or thinly-traded public companies. Our investments generally are subject to restrictions on resale and in the case of privately-held companies, generally, will have no established trading market. We value all of our privately-held investments at fair value. We determine fair value of our privately-held investments to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. If market quotations become readily available for an investment, we will use such market quotations to value the investment.

We have engaged regionally or nationally recognized independent valuation firms to assist in determining the fair value of our investments that do not have readily available market prices or quotations. In the event an investment does not have a readily determinable price, our board of directors reviews valuations from one or more regionally or nationally recognized independent valuation firms along with a valuation provided by our Advisor. Our board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors reviews all valuation recommendations (including those provided by our Advisor) and assigns the valuation it determines to best represent the fair value for such investment. The methods for valuing these investments may include fundamental analysis, market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, discounted cash flow analysis, multiple analysis, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of privately-held securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value have, and may in the future differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our preferred and common equity investments as well as our equity-related investments (including warrants and options) in portfolio companies (collectively, "Equity Investments") for which there is no liquid public market are valued at fair value, which are determined using a range of valuation techniques. The determined fair values generally are discounted to account for restrictions on resale and minority ownership positions. The value of our Equity Investments in public companies for which market quotations are readily available will be based upon the closing public market price on the measurement date. Securities with sale restrictions will typically be valued at a discount from the public market value of the security. Our board of directors may consider other methods of accounting to value our investments as appropriate in conformity with US GAAP.

Dividend and Interest Income

We record dividend income on the ex-dividend date. We record interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, on an accrual basis. To the extent we receive dividends that are eligible for qualified dividend income treatment (if received by a noncorporate holder) or the dividends received deduction (if received by a corporate holder), we report such information to our stockholders so that they can take advantage of the preferential income tax rules that would apply to the portion of our distributions that correspond to such income.

Fee Income

Fee income includes our fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties. We recognize commitment and facility fees for debt generally as income over the life of the underlying loan, and we recognize commitment and facility fees for perpetual stock generally as income in the year the investment is consummated. We recognize due diligence, structuring, transaction service, consulting and management service fees generally as income when services are rendered.

THE COMPANY

StoneCastle Financial Corp. was organized on February 7, 2013, as a Delaware corporation established to continue and expand the business of StoneCastle Partners, which commenced operations in 2003, and makes investments in community banks located throughout the United States. Our investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. We attempt to achieve our investment objectives through preferred equity, subordinated debt, convertible securities and common equity investments in the U.S. community banking sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses.

We seek to enhance our returns through the use of warrants, options and other equity conversion features. The banks in which we invest may include, as part of the consideration of any new issuance of capital stock to us, a grant of warrants or options to increase our investment in such banks or options to convert our investment from a preferred security to common equity in the event we believe we can increase the returns for our investors through such conversion.

If we enter into derivatives for the purpose of hedging, and such derivatives constitute a senior security under the Investment Company Act, the rules thereunder or applicable guidance from the SEC and its staff, we intend to include that position in our leverage calculation. Warrants, options and conversion features attached to preferred stock investments when we purchase them constitute assets, not liabilities, and we would not expect to consider such assets to constitute a senior security under the Investment Company Act.

Additionally, we may take temporary defensive positions that are inconsistent with our investment strategy in attempting to respond to adverse market, economic, political or other conditions. If we do so, we may not achieve our investment objective. We may also choose not to take defensive positions.

We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC.

We seek to structure our investments to avoid being regulated by various banking authorities. Therefore, we do not currently expect to be regulated by any state or federal banking regulatory bodies and expect to have significant flexibility with respect to the products we can offer our community banking clients and the manner in which we operate. In the future, we may be subject to such regulation if regulations change or if certain regulated institutions are deemed to control us. Further, while we have no current intent to do so, we may become subject to such federal and state banking regulations if we change our business strategy in a manner that subjects us to such regulation. See "Risk Factors—Bank Regulatory Risk."

Our Advisor

StoneCastle Asset Management LLC, an SEC-registered investment adviser dedicated to the community banking sector that was formed on November 14, 2012, manages our assets. Our Advisor is registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). Our Advisor is staffed with investment professionals from its affiliates, which collectively manage one of the largest portfolios of assets dedicated to the U.S. community banking sector, with over a ten-year history of investing in trust preferred capital securities issued by, or, other obligations of, community, regional and money center banks. As of June 30, 2014, StoneCastle Partners and its subsidiaries managed over $6 billion of assets focused on community banks, including approximately $1.7 billion of capital invested in more than 220 banking institutions and over $4.6 billion of institutional cash in over 500 banks. Our Advisor's investment philosophy is grounded in disciplined, fundamental, bottom-up credit and investment analysis. We intend to continue to use our Advisor's existing community banking infrastructure to identify attractive investment opportunities and to underwrite and monitor our investment portfolio.

Our Advisor is wholly-owned by StoneCastle Partners. StoneCastle Partners is managed by its two Managing Partners: Joshua S. Siegel (founder & CEO) and George Shilowitz (Managing Partner). Charlesbank Capital Partners, LLC, a leading private equity investment manager, and CIBC Capital Corporation ("CIBC Capital"), a subsidiary of Canadian Imperial Bank of Commerce, own minority interests in StoneCastle Partners.

Each of our Advisor's investment decisions is reviewed and approved for us by our Advisor's investment committee, which may also act as the investment committee for other investment vehicles managed by our Advisor and its affiliates. Our Advisor's two senior officers, Messrs. Siegel and Shilowitz, each have 19 years of experience advising and investing in financial institutions, investing in financial assets and building financial services companies.

Our Advisor has entered into a staffing agreement with StoneCastle Partners and several of its affiliates. Under the staffing agreement, these companies make experienced investment professionals available to our Advisor and provide our Advisor access to the senior investment personnel of StoneCastle Partners and its affiliates. Our Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of StoneCastle Partners' investment professionals. Biographical information for key members of our Advisor's investment team is set forth below under "Management—Biographical Information." As our investment adviser, our Advisor is obligated to allocate investment opportunities among us and its other clients in accordance with its allocation policy; however, there can be no assurance that our Advisor will allocate such opportunities to us fairly or equitably in the short-term or over time.

Community Banking Sector Focus

We intend to pursue our investment objective by continuing to invest principally in public and privately-held community banks located throughout the United States. For the purpose of our investment objectives and this prospectus, we define "community bank" to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. As of June 30, 2014, the community banking sector is a highly fragmented $2.9 trillion industry, comprised of over 6,500 banks located throughout the United States, including under-served rural, semi-rural, suburban and other niche markets. Community banks generally have simple, straight-forward business models and geographically concentrated credit exposure. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, we believe that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years and have survived many economic cycles, including the most recent financial crisis. We expect to create a portfolio within the community bank market focused on the bank market, with an emphasis on community banks, through investments in numerous issuers differentiated by asset sizes, business models and geographies. To a lesser extent, we may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies.

Recent Developments

First Quarter 2014

Investment Highlights. At March 31, 2014, we had total assets of $125.6 million, consisting of investments with a fair value of $69.9 million ("Invested Portfolio") and cash, other assets and money market fund investments with a value of $55.7 million. Total assets includes investments, other assets and any proceeds from borrowings used to make a portfolio investment.

During the first quarter ended March 31, 2014, we invested $56.3 million in 13 investments, including:

•  $15.7 million investment in fixed-rate mezzanine notes issued by Preferred Term Securities, Ltd.;

•  $13.9 million investment in fixed-rate cumulative perpetual preferred stock issued by BNCCORP, Inc.; and

•  $6.5 million investment in fixed-rate cumulative perpetual preferred stock issued by Chicago Shore Corp.

During the first quarter we also received repayment on three (3) investments aggregating to $12.9 million.

Financial Results. Our net increase in net assets resulting from operations was $559,204 or $0.12 per share for the quarter ended March 31, 2014. The net increase in net assets resulting from operations is comprised of net investment income and net realized and unrealized gains on investments. Net investment income includes $721,084 in revenues and $715,518 of expenses, resulting in net income of $5,926. Net realized and unrealized gains on investments totaled $553,278. These gains were comprised of $116,954 in realized gains and $436,324 in net unrealized appreciation, resulting in a gain of $0.12 per share.

We also paid a quarterly dividend of $0.50 per share on April 1, 2014 to stockholders of record at the close of business on March 17, 2014.

At March 31, 2014, we had net assets of $106.6 million, and our NAV was $22.69 per share.

At March 31, 2014, the Invested Portfolio, which comprised of 66% of net assets, was generating an estimated yield of 8.3%. This yield does not reflect the 34% of net assets held in cash and cash equivalents and other assets less liabilities which had a nominal yield.

Investment Policy Changes. On May 12, 2014 our board of directors approved amended investment policies to clarify our investment objective, policy and strategy.

For additional information, please see Appendix A, which contains our Current Report on Form 8-K, which was filed on May 13, 2014.

Second Quarter 2014

Investment Highlights. During the quarter ended June 30, 2014, we completed the deployment of the capital raised in our initial public offering into long term investments including a $10 million preferred equity investment in Katahdin Bankshares Corp. of Maine. In addition to Katahdin, we completed $41.6 million of additional investments since March 31, 2014. As of June 30, 2014, our long term investment portfolio consisted of 48 securities from 35 issuers. Our regional concentrations as of June 30, 2014 are the Midwest 47%, South 26%, Northeast 25%, and the West 2%. As of June 30, 2014 our portfolio investments consisted of the following:

	Amount* (in millions)	# of positions
Debt Securities	$24.0	5
Trust Preferred Securities	$16.5	9
Preferred Stock	$76.1	29
Common Equity	$4.2	5
Total Long Term Investments	$120.8	48
Total Cash and Short-Term Investments	$8.9	1
Total Investments	$129.7	49

*  Represents investments at fair value.

Financial Results. For the quarter ended June 30, 2014, net investment income was $1,379,470 or $0.29 per share, comprised of $2,200,441 in revenues and $820,971 of expenses. Net realized and unrealized losses on investments were $793,161, or $0.17 per share, comprised of $29,052 in realized gains and $822,213 in net unrealized losses, due to the periodic change in valuations of our holdings.

At June 30, 2014, we had net assets of $104.8 million, and our NAV was $22.31 per share.

We paid a quarterly dividend of $0.50 per share on June 27, 2014 to stockholders of record at the close of business on June 13, 2014.

Credit Facility. We also closed a $45 million revolving Credit Facility of which $25 million has been committed and drawn as of June 30, 2014. The Credit Facility closed on June 9, 2014, has a five-year term and a stated maturity in June 2019, and was priced at 3-month LIBOR + 2.85%. The Credit Facility is secured by substantially all of our assets. A substantial portion of the committed funds under the Credit Facility has been deployed pursuant to our investment objective and strategies and invested in capital securities issued by banks or their related holding companies.

Management Fee Waiver. Our Advisor has agreed to waive the management fee that would otherwise be payable in respect of net proceeds to the Company obtained through the issuance of shares of common stock in this offering through August 30, 2015. See "Management—Management Agreement—Management Fee Waiver."

Third Quarter 2014

Investment Highlights. For the quarter ended September 30, 2014, the Company made 34 purchases in 13 securities totaling $17.7 million, received prepayments on three securities of $5.6 million and sold three securities for a total of $0.9 million.

Preliminary Financial Results. Set forth below are preliminary estimates of our financial condition for the quarter ended September 30, 2014. These estimates are subject to completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended September 30, 2014. We advise you that actual results may vary materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time our financial results for the three months ended September 30, 2014 are finalized.

We currently estimate net investment income to total between $1.4 million and $1.6 million for the three months ended September 30, 2014, which would result in net investment income per share of between $0.30 and $0.34 for the three months ended September 30, 2014. In addition to our net investment income, we estimate that we will realize capital gains of between $311,000 and $343,000 for the three months ended September 30, 2014, which would result in realized capital gains per share of between $0.06 and $0.07 for the three months ended September 30, 2014.

The preliminary financial estimates provided under this "Recent Developments" section have been prepared by, and are the responsibility of, management. Neither our former or current independent registered public accounting firm, nor any other independent accountants, have yet audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data set forth herein. Accordingly, such firms have not expressed an opinion or any other form of assurance with respect thereto.

Market Opportunity

We believe that the community banking sector is attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. The Company was formed to invest in the ongoing capital needs of community banks. We believe that the environment for investing in community banks is attractive for the following reasons:

•  Long-Term Resiliency of Community Banks. The community banking industry has a long history of resiliency and historically has exhibited a low rate of failure. According to data from the FDIC, since 1934, FDIC insured banks and thrifts have failed at an annual rate of 0.37%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in each of 1937 and 1938 (Great Depression). We believe that these figures are comparable with Baa and Ba Moody's rated corporate bond default rates, which experienced an average annual default rate since 1920 of approximately 0.27% for Moody's Baa-rated corporate bonds and 1.07% for Ba-rated bonds, with the highest one year default rates of 1.99% and 11.69%, for Baa-rated and Ba-rated corporate bonds, respectively, as reported in Annual Default Study: Corporate Default and Recovery Rates, 1920-2013 released on February 28, 2014.

•  Greater Equity Cushions. While community banks are generally subject to the same regulations as their larger competitors, community banks have historically maintained significantly larger amounts of equity capital. Given that community banks do not typically have access to different forms of capital from the public markets, most equity in community banks is comprised of common equity, a form considered of the highest quality by federal and state banking regulators. As of June 30, 2014, banks with less than $10 billion of assets maintained Tier 1 risk-based capital ratios 20% higher than banks with more than $10 billion of assets. Given that banks over $10 billion have 39% higher non-current loans to loans (2.62% vs. 1.88%), community banks generally have significantly better equity cushions than their larger competitors.

•  Large Fragmented Market. Community banks collectively controlled nearly $2.9 trillion of financial assets as of June 30, 2014. Despite significant industry consolidation since 1980, as of June 30, 2014 there were still more than 6,500 FDIC-insured banks in the United States. As of such date, more than 98% of these banks had less than $10 billion of assets and many primarily service their local communities. We believe that the highly fragmented nature of the industry poses significant challenges for potential investors seeking to implement a diversified investment strategy.

•  Robust Demand for Capital. Regulatory changes are requiring all banks to hold increased levels of capital. This requirement creates what we believe to be strong demand for capital in the form of preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity. Further, capital is needed to facilitate ongoing consolidation within the banking industry, including acquisitions of failed banks from the FDIC. Lastly, organic growth of well-positioned institutions also supports demand. Our Advisor estimates that the community banking sector will require more than $50 billion of capital over the next several years to facilitate (i) compliance with heightened regulatory capital ratios, (ii) acquisition of competitors and failed banks and (iii) organic asset growth. This estimate is in part based on the size of the trust preferred CDO market and the phase out of trust preferred securities from the definition of Tier 1 capital.

•  Constrained Supply of Capital. We believe that the supply of new capital available to community banks is extremely constrained and will remain so for many years. We also believe that there are many community banks with well-established franchises and cash flow characteristics that are not attracting capital from private equity or other institutional investors because: (i) they are perceived by such investors as risky due to their size; (ii) the companies are located in rural or niche markets that are unfamiliar to institutional investors; or (iii) the investments in these companies are too small given (a) the size of the target companies and (b) limitations on majority ownership dictated by certain banking regulations. We believe that these companies represent attractive investment candidates for us. We believe that this lack of institutional investor interest and the inability of most community banks to access the capital markets will enable us to invest at attractive pricing levels.

•  Sector Overlooked by Institutional Capital Providers. We believe that many investors historically have avoided investing in community banks due to the small size of these banks, their heavy regulation, the Bank Holding Company Act, which imposes ownership restrictions and the perception that community banks are riskier than larger financial institutions. In addition, many capital providers lack the necessary technical expertise to evaluate the quality of the small- and mid-sized privately-held community banks and lack a network of relationships to identify attractive opportunities.

•  Favorable Market Conditions. We believe that the substantial re-pricing of risk resulting from the recent financial crisis along with significantly improved bank balance sheets since the worst period of the crisis has created an ideal environment for us to continue our investment activities. Bank failures and unprecedented losses by large money-center banks and investment banks related to sub-prime mortgages and other higher risk financial products have negatively affected the view of all banks even those smaller banks not engaged in such activities. As a consequence, valuations of financial institutions have declined substantially, allowing potential investors to dictate favorable terms.

Competitive Advantages

We believe that our significant focus on the community banking sector provides us with a strong competitive advantage relative to non-specialized investors. We believe that we are well-suited to meet the capital needs of the community banking sector for the following reasons:

•  Experience in the Community Banking Sector. The current investment platform of our Advisor's affiliate, StoneCastle Partners, provides us with significant advantages in sourcing, evaluating, executing and managing investments. StoneCastle Partners and its subsidiaries managed over $6 billion of assets focused on community banks, including approximately $1.7 billion of capital invested in more than 220 banking institutions and over $4.6 billion of institutional cash in over 500 banks as of June 30, 2014.

•  Substantial Access to Deal Flow. In order to execute our business strategy, we currently rely on what we believe to be our Advisor's and its affiliates' strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB, subsidiaries of the ABA. Pursuant to the agreements governing these relationships, CAB assists us with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB has granted to us a license to use the CAB name, "Corporation for American Banking," in connection with our investment program. We may use this name in connection with the promotion and identification activities, including emails, press releases, events and due diligence questionnaires targeting ABA members. Most capital raising activities by community banks are conducted through privately-negotiated transactions that occur outside of traditional institutional investment channels, including the capital markets. We believe that StoneCastle Partners' and CAB's large network of relationships will help us to identify attractive investment opportunities and will provide us with a competitive advantage. The ABA and its subsidiaries have not endorsed this offering, and you should not construe references to them in this prospectus as such an endorsement.

•  Experienced Management Team. StoneCastle Partners and its affiliates are led by its two Managing Partners, Joshua S. Siegel and George Shilowitz, and as of June 30, 2014, had approximately 55 employees. Our investment team is comprised of professionals who have substantial expertise investing in community banks, and includes former senior bankers, credit officers, private equity investors, rating agency analysts, bank examiners, fixed income specialists and attorneys.

•  Specialized / Proprietary Systems. During the past decade, StoneCastle Partners has invested substantial funds and resources into the development of its proprietary analytic systems/database that is dedicated to analyzing banks (the "RAMPART" systems). RAMPART currently tracks and analyzes every bank in the United States and provides our investment professionals with significant operational leverage, allowing our team to sort through vast amounts of data to screen for potential investments. We believe that few institutional investors have developed infrastructure comparable to that of StoneCastle Partners and its affiliates.

•  Disciplined Investment Philosophy and Risk Management. Our Advisor's senior investment professionals have substantial experience structuring investments that balance the needs of community banks with appropriate levels of risk control. Our Advisor's investment approach for us emphasizes current income and, to a lesser extent, capital appreciation through common equity, warrants, options and conversion features. Given that a significant portion of our investments to be fixed income-like (including preferred stock), preservation of capital is our priority and we seek to minimize downside risk by investing in banks that exhibit the potential for long-term stability (See "The Company—Investment Process and Due Diligence").

•  Few Organized Competitors. We believe that several factors render many U.S. investors and financial institutions ill-suited to lend to or invest in community banks. Historically, the relatively small size of individual community banks and certain regulatory requirements limiting control have deterred many institutional investors, including private equity investors, from making those investments. We believe that, as a consequence, few institutional investors have developed and possess the specialized skills and infrastructure to efficiently analyze and monitor investments in community banks on a large scale. Based on the experience of our management team, investing in community banks requires specialized skills and infrastructure, including: (i) the ability to analyze small community banking institutions and the local economies in which they do business; (ii) specialized systems to analyze and track vast amounts of bank performance data; (iii) a deep understanding and working relationship with state and federal regulators that oversee community banks; and (iv) brand awareness within the community banking industry and a strong reputation as a long-term partner that understands the needs of community banks to originate investment opportunities successfully.

•  Extended Investment Horizon. Unlike private equity investors, we are not subject to standard periodic capital return requirements. These provisions often force private equity investors to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might prefer, potentially resulting in a lower overall return to investors. We believe that our flexibility to make investments with a long-term view, and without the capital return requirements of traditional private investment funds, provides us with the opportunity to generate attractive returns on invested capital.

Targeted Investment Characteristics

Our business strategy focuses on minimizing risk by using a disciplined underwriting process in providing capital to community banks. We expect to continue to focus on investing in community banks that exhibit the following characteristics:

•  Experienced Management. We seek to invest in community banks with management teams or sponsors that are experienced in running local banking businesses and managing risk. We seek community banks that have a particular market focus, expertise in that market and a track record of success. Further, we actively seek to invest in banks with senior management teams with significant ties to their local communities.

•  Stability of Earnings. We seek to invest in community banks with the potential to generate stable cash flows over long periods of time, and therefore we presently seek out institutions that have a defined lending strategy and predictable sources of interest revenues, stable sources of deposits and predictable expenses.

•  Stability of Market. We seek to invest in community banks whose core business is conducted in one or more geographic markets that have sustainable local economies. The market characteristics we seek include stable or growing employment bases and favorable long-term demographic trends, among other characteristics.

•  Growth Opportunities. We seek to invest in healthy community banks headquartered in markets which provide significant organic growth opportunities or headquartered in highly fragmented markets where industry consolidation is likely providing the opportunity for community banks to grow through acquisitions of smaller competitors.

•  Strong Competitive Position. We focus on community banks that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect and potentially expand their market position and profitability. Typically, we do not expect to invest in newly organized institutions or community banks having highly speculative business plans.

•  Visibility of Exit. When investing in common equity, we seek investments that we expect to result in an exit opportunity. Exits may come through the conversion of an investment into public shares; an initial public offering of shares by the bank; the sale of the bank; or the repurchase of shares by the bank or another financial investor.

Investments

We primarily invest in securities issued by public and privately held community banks, initially in amounts generally ranging between approximately $3 million to $20 million (unless our investment size is otherwise constrained or expanded by applicable law, rule or regulation). We have an existing pipeline of potential investments of up to $250 million in the aggregate that meet our criteria, consisting primarily of preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity. We invest in accordance with our Advisor's investment policy in primarily the following assets:

TARP Assets: We own and may continue to own one or more portfolios of perpetual preferred stock issued by community banks under the U.S. Treasury's TARP Capital Purchase Plan. Under TARP, more than 450 community banks issued in excess of $10 billion of TARP Preferred in 2008 and 2009 and approximately $840 million in TARP Preferred issued by approximately 70 institutions and held by the U.S. Treasury remains outstanding, of which approximately $410 million in TARP Preferred issued by approximately 40 institutions are currently paying a dividend. The U.S. Treasury is in the process of selling its TARP Preferred holdings through an auction process in which we will seek to participate; however, in light of the limited number of TARP Preferred held by the U.S. Treasury we believe our ability to participate in the U.S. Treasury's auction process is likely to diminish significantly in the future. We intend to purchase these securities through secondary market transactions. We believe that there are approximately 35 issuers in this program that meet our investment criteria, totaling approximately $350 million of target assets.

According to the U.S. Treasury, the TARP Capital Purchase Program was launched to stabilize the financial system by providing capital to viable financial institutions of all sizes throughout the nation. The Capital Purchase Program was designed to bolster the capital position of viable institutions of all sizes and to build confidence in these institutions and the financial system as a whole. The U.S.Treasury initially committed more than one-third of all TARP funding, $250 billion, to the Capital Purchase Program, which was later reduced to $218 billion in March 2009. At the end of the investment period for the program, the U.S. Treasury had invested approximately $205 billion under the Capital Purchase Program in 707 financial institutions in 48 states, including more than 450 small and community banks and 22 certified community development financial institutions. The U.S. Treasury's investments through the Capital Purchase Program, made in the form of cumulative preferred stock or debt securities, generally pay the U.S. Treasury a 5% dividend on preferred shares for the first five years and a 9% rate thereafter. In addition, the U.S. Treasury received warrants to purchase common shares or other securities from the banks during the Capital Purchase Program investment period. The purpose of the additional securities was to enable taxpayers to reap additional returns on their investments as banks recovered.

As reported in the Troubled Asset Relief Program (TARP): Monthly Report to Congress - May 2014, dated June 10, 2014, total Capital Purchase Program (CPP) Proceeds amounted to $225.2 billion as of May 31, 2014. In addition, the report states "Today, every dollar recovered from CPP participants represents an additional positive return for taxpayers."

While some institutions that received capital from the TARP Capital Purchase Program were troubled and may remain troubled today due to heightened levels of non-performing assets, among other things, we believe that a number of participating institutions currently exhibit healthy fundamental characteristics that will make acceptable investment candidates for us.

While we may invest in TARP Preferred issued by community banks that are current on their dividend payments, we may in certain instances invest in TARP Preferred issued by community banks that are not current if we believe they will become current in the future.

As of July 2014, the current dividend rate on most TARP Preferred is 9%. A majority of these securities experienced a dividend rate increase to 9% from 5% in late 2013 or early 2014. Due to this significant increase in the dividend rate from 5%, there may be a strong incentive for banks to repurchase, or refinance, their TARP Preferred. We believe that the ability for a bank to redeem its outstanding TARP Preferred is primarily predicated upon its ability to raise additional capital, which is likely required to be obtained at a lower cost than its TARP Preferred. While it is possible for an issuer to redeem its TARP Preferred, because these are perpetual securities, they do not include acceleration rights exercisable by the holder. In the event our investments are pre-paid or "called," it may take significant time for us to redeploy the proceeds into new acceptable investments.

Preferred and Common Equity Assets: We continue to receive capital requests from numerous community banks regarding potential investments initially in amounts ranging from $3 million to $20 million per investment. Preferred stock may have fixed or variable dividend rates, which may be subject to rate caps and collars. In connection with our investments, we may also receive options or warrants to purchase common or preferred equity.

Regardless of the type of capital security, we intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that our Advisor believes have the ongoing ability to pay dividends or interest on their securities, and that are not currently a party to any regulatory enforcement actions that would limit or hinder their ability to pay dividends or interest. While we do not intend to invest a significant portion of our funds in institutions that do not meet these criteria, we may invest in institutions that our Advisor believes have the ability to emerge from such conditions, pay any accrued interest or cumulative unpaid dividends at emergence and begin the normalized payment of interest or dividends in arrears and/or as frequently stipulated by the issuance in question.

From time to time, we may also invest in Tier 2 qualifying debt securities (long-term subordinated debt securities) and other debt securities or hybrid instruments issued by community banks or their holding companies. Additionally, we may invest in Tier 1 qualifying debt securities. These debt securities may have fixed or floating interest rates.

Regulatory capital regulations adopted in response to the Dodd-Frank Act and Basel III require banks to increase their Tier 1 capital and reduce their leverage ratios. These regulations also generally require that, in order to qualify as Tier 1 capital, preferred stock must be non-cumulative in nature (only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital). We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. While these existing and any future regulatory capital requirements may cause community banks to raise additional capital, these regulations may make some community banks less likely to pay dividends on preferred stock and common stock.

In addition, future changes in regulatory capital regulations may negatively or positively affect our investments and may subject us to additional pre-payment and capital redeployment risk.

Most of our assets are and, we expect, will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we will be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to the value at which we carry it. We believe that a majority of the investments we will make will not be rated by a NRSRO. If such investments were rated by a NRSRO, we believe they may be rated below investment grade.

Investment Selection

Our Advisor uses an investment selection process modeled after the selection process utilized by our Advisor and its affiliates for the various funds they manage. Both of our Advisor's senior investment professionals, Messrs. Siegel and Shilowitz are responsible for negotiating, structuring and managing our investments, and operate under the oversight of our board of directors and the Advisor's investment committee. Messrs. Siegel and Shilowitz are also both members of our board of directors, and may be subject to conflicts of interest. See "Certain Relationships and Related Party Transactions—Conflicts of Interest Within StoneCastle Partners."

Current Yield Plus Growth Potential

We intend to focus on securities issued by community banks that generate substantial current income in the form of dividends or interest. See "Risk Factors—Risks Related to Our Operations." In the case of investments with fixed dividends or interest, the continuity of these payments is paramount, and consequently we seek issuers that have business models that we believe will be stable over long periods of time. We also continue to seek to generate capital gains by investing in banks using various equity strategies, including common equity, warrants, convertible securities and options. We continue to seek to invest in equity-related instruments in circumstances where we believe a company has the potential to generate above average growth or is undervalued. To a lesser extent, we may also generate revenue in the form of commitment, origination or structuring fees.

Target Portfolio Company Characteristics

We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective community banks. While these criteria provide general guidelines for our investment decisions, each prospective community bank in which we choose to invest may not meet all of these criteria. Generally, we intend to utilize our access to information generated by our Advisor's investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.

Qualified Management Team

We generally require that the community banks we invest in have management teams that are experienced in running banking businesses and managing risk. We seek management teams that have expertise in their market, thorough knowledge of the loans held by their institution and a track record of success. Further, we seek senior management teams with significant ties to their local communities. These management teams may have strong technical, financial, managerial and operational capabilities, established governance policies and incentive structures to encourage management to succeed while acting in the best long-term interests of their investors.

Undervalued Investments

We focus on those investments that appear undervalued.

Sensitivity Analyses

We typically perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in interest rates, changes in unemployment rates, changes in home prices, changes in economic activity and other events that would affect the performance of our investment. In general, we do not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in interest rates and unemployment rates.

Business Combinations

We seek to invest in community banks whose business models and expected future cash flows make them attractive business combination transaction candidates, either as buyer or seller. These companies include candidates for strategic acquisition by other industry participants and companies that may conduct an initial public offering of common stock.

Investment Process and Due Diligence

In conducting due diligence, our Advisor typically uses and intends to continue to use available public information, including "call reports" and other quarterly filings required by bank regulators, due diligence questionnaires and discussions with the management teams at the respective institutions. In many cases, our Advisor will also compile private information obtained pursuant to confidentiality agreements about the institution, its portfolio of loans and securities, its customers and related deposits, compliance information, regulatory information and any such additional information that could be necessary to complete its due diligence on the company. Although our Advisor may use research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Advisor's investment professionals.

The due diligence process followed by our Advisor's investment professionals is highly detailed and follows a structure they have developed over the past decade. Our Advisor seeks to exercise discipline with respect to the pricing of its investments and institute appropriate structural protections in our investment agreements to the extent banking regulations permit. After our Advisor's investment professionals undertake initial due diligence of a prospective investment, our Advisor's investment committee determines whether to approve the initiation of more extensive due diligence. At the conclusion of the diligence process, our Advisor's investment committee is informed of critical findings and conclusions. The due diligence process typically includes many of the following:

•  review of historical and prospective financial information;

•  review of regulatory filings and history of relevant regulatory actions or other legal proceedings against the institution;

•  review and analysis of financial models and projections;

•  review of due diligence questionnaires that include detail on loans and other assets;

•  interviews with management and key employees of the prospective bank;

•  review of the prospective bank's geographic footprint and competitive and economic conditions within the operating area; and

•  review of contingent liabilities.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Advisor's investment professionals present a detailed investment proposal to our Advisor's investment committee. All decisions to invest in a company must be approved by the unanimous decision of our Advisor's investment committee.

Investment Structure

Once we have determined that a prospective community bank is suitable for a newly originated direct investment, we work with the management of that company to structure an investment that the parties believe is suitable from an economic and regulatory perspective.

We anticipate structuring our direct investments in a variety of forms to meet our investment criteria and to meet the capital needs of the community banks in which we invest. Banking is a highly regulated industry and investments in these institutions must be tailored to adhere to various regulatory standards, which change from time to time.

Typically, FDIC-insured banks are wholly-owned by a regulated holding company, and the primary asset of the holding company is the stock of the bank(s). We intend to invest in both community banks and their holding companies.

We anticipate structuring the majority of our direct investments as preferred equity, subordinated debt, convertible securities and common equity that pay cash dividends and interest on a recurring or customized basis. In conjunction with our preferred stock (and to a lesser extent, our debt investments), we intend to obtain warrants or equity conversion options by which we may increase our investments in banks. We do not intend to become regulated as a bank holding company or savings and loan holding company and intend to structure our investments such that they represent less than 24.9% of any portfolio bank's equity capital and thereby avoid causing us to be deemed a bank holding company. See "Risk Factors—Bank Regulatory Risk."

The types of securities in which we may invest include, but are not limited to, the following:

•  Preferred Stock. We anticipate structuring these investments as perpetual preferred stock to allow our portfolio company issuers to treat our investment in them as Tier 1 capital under current regulatory capital standards. We believe that nearly all newly issued preferred stock will be non-cumulative in order for it to qualify as Tier 1 capital of the applicable portfolio company. Such preferred stock may also include rights to convert the preferred stock into common stock under specified circumstances and on specified terms. While we do not intend to invest a significant portion of the proceeds of this offering in the preferred stock of institutions that are not current in their dividends, we may invest in them to some extent if we believe their institutions have the ability to become current in their dividend payments in the future.

•  TARP Preferred. We will also seek to invest in cumulative and non-cumulative, preferred stock issued under the TARP Capital Purchase Program. While a number of community banks that have issued TARP Preferred have deferred one or more schedule payments on a cumulative basis, we believe numerous institutions exhibit fundamentally strong characteristics and may be attractive investment candidates for us. While these attractive candidates will generally be those that are current on their dividend payments, we may in certain instances invest in TARP Preferred of community banks that are not current if we believe they will become current in the future and by contract have an obligation to pay all dividend payments that were not previously paid. While the majority of TARP Preferred is cumulative, a portion of TARP Preferred currently outstanding is non-cumulative in nature. Presently, we do not intend to invest in non-current, non-cumulative TARP Preferred.

•  Subordinated Debt. We anticipate structuring these investments as subordinated unsecured debt. Subordinated loans are expected to have maturities often years or longer with no amortization until loan maturity to allow our portfolio company borrowers to treat the investment as Tier 2-qualifying capital. Under current market conditions, the interest rate on subordinated loans ranges between 8-10%, excluding any equity warrants we may receive.

•  Common Stock. We will also seek to make minority common equity investments in publicly-traded and select privately-held institutions. We will target internal rates of return between 15%-20%, including dividends. Under market conditions as of the date of this prospectus, the dividend rate on common stock of community banks ranges between 2-4%.

•  Warrants and Options. We may receive warrants or options to buy minority equity interests in connection with our direct subordinated debt and preferred equity investments. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from these equity interests. We may structure such warrants to include provisions protecting our rights as a minority-interest holder. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Monitoring of Investments

The investment professionals of our Advisor and its affiliates maintain a continuous relationship with the management teams of the companies in which we invest and will monitor each individual portfolio company relative to performance benchmarks set by our investment professionals. This monitoring may be accomplished by review of quarterly regulatory filings, other financial data, local and national economic data, news reports, and regulatory actions and changes to bank regulations, tax laws and US GAAP that may impact the banks in which we invest. Our Advisor has adopted a grading scale developed by StoneCastle Partners that is designed to provide initial and on-going support. Our Advisor uses this scale to assess investment performance and highlight investments that may require additional attention.

Our Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. Our Advisor reviews these investment ratings on at least a quarterly basis and may modify a rating at any time.

Valuation Process

We value our assets in accordance with US GAAP and rely on multiple valuation techniques, reviewed on a quarterly basis by our board of directors. As most of our investments are not expected to have market quotations, our board of directors undertakes a multi-step valuation process each quarter, as described below and as described in more detail in "Net Asset Value" below:

•  Investment Team Valuation. Each investment will be valued by the investment professionals of our Advisor.

•  Third Party Valuation. We have retained an independent valuation firm to provide a valuation report for each investment at least once per fiscal year.

•  Investment Committee. The investment committee of our Advisor will review the valuation report provided by the investment team and the independent valuation firm.

•  Final Valuation Determination. Our board of directors discusses and reviews the valuations with our Advisor's investment committee and, where warranted, with the independent valuation firm. Our board of directors then determines the fair value of each investment in our portfolio in good faith.

Competition

Our primary competitors in providing financing and capital to community banks include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of our competitors are substantially larger and may have considerably greater financial, technical and marketing resources than we do. For example, we believe that some competitors have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assumptions, which could allow them to consider a wider variety of investments than us. Also, certain of our competitors may be better able to hedge against these risks due to having a more diversified portfolio or being registered as a commodity pool operator. We also believe that many of our competitors are established bank holding companies, which allows them to make investments that are in excess of 24.9% ownership interest, investments that are not feasible for us since we do not intend to become a bank holding company. Further, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as an investment company or to the source-of-income, asset diversification and distribution requirements we intend to satisfy to qualify as a RIC.

Brokerage Allocation and Other Practices

Because we expect that most of the assets that we hold will be illiquid, we will generally acquire and dispose of our investments in privately negotiated transactions, and we may use brokers in the course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm, the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

Staffing

We do not currently have or expect to have any employees. Employees of StoneCastle Partners and its affiliates provide the services necessary for our business pursuant to the terms of the staffing agreement. Each of our executive officers described under "Management" is an employee or principal of our Advisor, StoneCastle Cash Management, LLC or StoneCastle Partners.

Properties

Our principal executive offices are located at 152 West 57th Street, 35th Floor, New York, New York 10019. Our telephone number is (212) 354-6500. Our Advisor has entered into arrangements with StoneCastle Partners pursuant to which StoneCastle Partners has agreed to provide us and our Advisor with office space and facilities. See "Management—Management Agreement—Administration Services."

Legal Proceedings

We are not currently a party to any material legal proceedings. On February 7, 2013, the former general counsel and a co-founder of StoneCastle Partners commenced a lawsuit against StoneCastle Partners, Messrs. Siegel and Shilowitz and several other affiliates of StoneCastle Partners seeking $10 million in damages for alleged breaches of the StoneCastle Partners operating agreement and a separate agreement between the plaintiff and Mr. Shilowitz. This case is pending in the Commercial Division of the Supreme Court of the State of New York, New York County. The dispute arose in connection with the plaintiff's separation from StoneCastle Partners. StoneCastle Partners believes that the claims are without merit and intends to vigorously defend the action. Furthermore, we would not bear any expenses relating to this legal proceeding or any damages or settlement amounts relating to this legal proceeding, if any. Neither we nor our Advisor is a party to this litigation or will have any reimbursement obligation in respect thereof. Apart from the foregoing, neither we, our Advisor, nor StoneCastle Partners is currently subject to any material legal proceedings.

Portfolio Turnover

From the commencement of operations through the fiscal year ended December 31, 2013, our portfolio turnover rate was 81%. In addition, for the six-month period ended June 30, 2014, our portfolio turnover rate was 27%. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

PORTFOLIO MANAGEMENT

Our board of directors provides the overall supervision and review of our affairs. Management of our portfolio is the responsibility of our Advisor's investment committee. Our Advisor's investment committee is composed of four senior investment professionals. Our Advisor's investment team, led by Messrs. Siegel and Shilowitz will be responsible for negotiating, structuring and managing our investments. Our Advisor's investment professionals have significant experience sourcing, analyzing, investing and managing investments in community banks. For the background of our investment professionals, see "Management."

We expect to create a portfolio of securities focused on the bank market, with an emphasis on community banks, through investment in numerous issuers differentiated by asset sizes, business models and geographies to create a more stable, long-term portfolio of assets. Our Advisor monitors our portfolio companies and market concentrations and may adjust its underwriting criteria based on market conditions and portfolio concentrations. Our Advisor's monitoring operations include sensitivity analyses to determine the effects of changes in market conditions on our asset portfolio. These analyses may include simulations of changes in interest rates, changes in economic activity and other events that would affect the forecasted performance of our assets.

LEVERAGE

Use of Leverage

We intend to operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, reverse repurchase agreements and other borrowings. We may also operate with leverage by issuing preferred stock. Under normal circumstances, we will not employ leverage above one-third of our total assets at time of incurrence.

The borrowing of money and the issuance of preferred securities represent the leveraging of our common stock. We do not use leverage unless our board of directors believes that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. Therefore, in making the determination whether to use leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors, and actual returns vary depending on many factors. We do not anticipate using leverage where the estimated costs of using such leverage and the ongoing cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. Our board of directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objectives and strategies.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage capital would have complete priority upon distribution of assets on liquidation or otherwise over common stock. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objectives and strategies described in this prospectus. As long as our leverage capital is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Advisor in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long term benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will be successful in enhancing the level of our total return. The NAV of our common stock will be reduced by the fees and issuance costs of any leverage capital. There is no assurance that outstanding amounts we borrow may allow prepayment by us prior to final maturity without significant penalty, but we do not expect any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. Utilizing leverage may also restrict our ability to pay dividends, which could lead to a loss of our RIC status. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stock or cause fluctuations in the distributions paid on our common stock. The fee paid to our Advisor is calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Advisor is and will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing interests in determining whether to leverage our assets. Our board of directors monitors our use of leverage and this potential conflict.

Under the Investment Company Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Furthermore if we redeem any preferred stock, it would result in a long-term decrease in cash available to be distributed to holders of our common stock in the form of dividends. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the Investment Company Act, we may only issue one class of preferred stock.

Under the Investment Company Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless, immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities in a principal amount of more than one-third of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The Investment Company Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the Investment Company Act, we may only issue one class of senior securities representing indebtedness.

Effects of Leverage

At June 30, 2014, we had loans outstanding under the Credit Facility of $25 million. At June 30, 2014, we had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$25,000,000	3.08%	$25,000,000

The borrowings under our Credit Facility at June 30, 2014 were $25 million. Our asset coverage ratio as of June 30, 2014 was 519%. See "Risks Related to Our Use of Leverage" for a brief description of the Credit Facility.

Assuming the utilization of leverage in the amount of 30% of our total assets and an annual interest rate of 3.08% payable on such leverage (based on market rates as of the date of this prospectus), the additional income that we must earn (net of debt-related expenses) in order to cover such leverage is approximately $853,000. Our actual costs of leverage may be higher or lower than that assumed in the previous example.

Following the completion of the offering, we may increase the amount of leverage outstanding. We may incur additional borrowings in order to maintain our desired leverage ratio of 30%. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage was not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with our use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock. As long as the rate of return, net of our applicable expenses, on our investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, we will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the return on such assets is less than the cost of leverage and our other expenses, the return to the holders of our common stock will diminish. To the extent that we use leverage, the NAV and market price of our common stock and the yield to holders of common stock will be more volatile. Our leveraging strategy may not be successful. Because our Advisor's fee is based on total assets (including any assets acquired with the proceeds of leverage), our Advisor's fee will be higher if we utilize leverage. See "Risks Related to Our Use of Leverage."

The following table is designed to illustrate the effect of leverage on the return to a holder of our common stock in the amount of approximately 30% of our total assets, assuming a cost of leverage of 3.08% and hypothetical annual returns of our portfolio of minus 10% to plus 10% based on our financial condition on June 30, 2014. As the table shows, leverage generally increases the return to holders of common stock when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See "Risk Factors—Risks Related to Our Use of Leverage."

	Assumed Portfolio Return (Net of Expenses)
	(10%)	(5)%	0%	5%	10%
Corresponding Common Stock Return	-15.6%	-8.5%	-1.3%	5.8%	13.0%

Derivative Transactions

Interest Rate Derivative Transactions. We may use interest rate transactions such as swaps, caps, floors, forwards, swaptions and rate-linked notes to attempt to reduce the interest rate risk arising from our investments and use of leverage or to provide exposure to the same types of investments that we make in community banking companies. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. An interest rate "swaption" is an option to enter into an interest rate swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. In a forward rate agreement, we would be entitled to receive (or be obligated to pay) the difference between the interest rate on the amount specified in the forward rate agreement and the interest rate on such amount on the date the agreement expires. A fixed-rate note is a type of debt instrument with a fixed rate of interest (known as the "coupon rate") that is payable at specified times before maturity. A floating-rate note will pay us a variable amount on the principal amount of the note but the note's value rises when interest rates rise (as opposed to bonds, which decrease in value when interest rates rise).

Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on any outstanding fixed income securities or preferred stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. See "Risk Factors—Risks Related to Our Operations—Derivatives transactions may limit our income or result in losses."

We have claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, pursuant to Regulation 4.5 under the CEA. So long as we maintain this exclusion, we will not be deemed a commodity pool operator under the CEA, and we anticipate that neither we nor our Advisor will be subject to regulation or registration as a commodity pool operator or commodity trading advisor under the CEA. Although we do not currently intend to, if we use commodity futures, commodity option contracts futures or swaps other than for bona fide hedging purposes, as defined under the CEA regulations, our aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) will not exceed 5% of our NAV. Furthermore, the aggregate net notional value of commodity futures, commodity option contracts futures and swaps other than for bona fide hedging purposes will not exceed 100% of our NAV (after taking into account unrealized profits and unrealized losses on any such positions). If, however, we exceed either of these thresholds, we will no longer qualify for this exclusion and will need to register as a commodity pool operator ("CPO") under the CEA. If we were required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and CPOs. Additionally, if required to register as a CPO, we would be required to become a member of the National Futures Association ("NFA") and be subject to the NFA's rules and bylaws. Compliance with these additional registration and regulatory requirements would increase the Fund's operating expenses.

Credit Derivative Transactions. We may utilize credit derivatives, such as credit default swaps, total return swaps or credit-linked notes to "buy" credit protection, in which case we would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of our portfolio of bank securities to hedge against changes in the market price of bank securities in which we invest. We may also utilize total return swaps or credit-linked notes to provide exposure to the same types of investments that we make in community banking companies. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default transaction, we as buyer would pay periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring with respect to the underlying issuer or reference entity. The seller collects periodic fees from us and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller would be required to pay an agreed upon amount to us as buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the issuer or reference entity. A credit-linked note is structured as a security with an embedded credit-default swap. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Equity Derivative Transactions. We may engage in equity derivatives transactions, including the use of futures, options and warrants to hedge against changes in the market prices of bank securities in which we invest or to provide exposure to and focus on the same types of investments that we make in community banking companies. Options, futures and warrants are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. We may purchase or sell options on the publicly traded bank securities in which we may invest. When we purchase an over-the-counter option, it increases our credit risk exposure to the counterparty. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, we would be required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, we will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Warrants are securities that entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiration date of the warrant.

The banks in which we invest may include, as part of the consideration of our investment in such banks' equity or debt securities, a grant of warrants, options and other equity conversion features by which we may increase our investment in such banks over time. While we may or may not exercise our rights under such instruments, we may trade in these warrants, options and other equity conversion features or otherwise use them to leverage our capital. In instances where our derivative transactions may be deemed to create leverage under the Investment Company Act, we will separately segregate with our custodian cash or high quality liquid investments having a value, at all times through exercise, at least equal to our potential payment obligations under such derivative transactions or otherwise ensure that the amount of such obligations together with our other leverage obligations, does not exceed 33 1/3% of our total assets. See "Risk Factors—Risks Related to Our Operations."

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations.

Director Compensation

Our independent directors receive an annual retainer of $45,000 and a meeting fee of $1,000 per board or committee meeting attended plus reimbursement of expenses. The chairman of our audit committee and the chairman of our risk management committee are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested directors do not receive any compensation from us.

Investment Committee

Management of our portfolio is the responsibility of our Advisor's investment committee. Our Advisor's investment committee is currently comprised of Joshua Siegel, George Shilowitz, Erik Eisenstein and Robert McPherson. George Shilowitz is the chairperson of the investment committee. The investment committee's policy is that unanimous consent is required to approve the committee's decision to invest in a security and the consent of only two members is required to sell a security. Biographical information about each member of our Advisor's investment committee is set forth below. See the Statement of Additional Information for more information about our portfolio managers' compensation, other accounts managed by each manager, and each manager's ownership of our securities.

The names, ages and addresses of the members of our Advisor's investment committee, together with their principal occupations and other affiliations during the past five years, are set forth below.

Members of our Investment Committee

Name	Age	Position(s) Held with Company	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua Siegel	43	Chairman of the Board of Directors & Chief Executive Officer	Managing Partner and CEO of StoneCastle Partners	Stone Castle Partners, LLC; StoneCastle Cash Management, LLC; Stone Castle LLC
George Shilowitz	49	Director & President	Managing Partner and Senior Portfolio Manager of StoneCastle Partners	Stone Castle Partners, LLC
Erik Eisenstein	45	Senior Bank Analyst and a Director at StoneCastle Partners	Senior Bank Analyst and a Director at StoneCastle Partners; Adjunct Professor at Kingsborough Community College	None
Robert McPherson	61	Managing Director at StoneCastle Partners	Managing Director at StoneCastle Partners; Attorney at McPherson Law Firm;	None

Biographical Information

The following sets forth certain biographical information for our investment committee members:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board of Directors. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 21 years of experience in financial services, 17 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Joshua was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Joshua originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his tenure at Citigroup, Joshua worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Joshua has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student's economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has over two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers' asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Erik Eisenstein. Mr. Eisenstein is the Senior Bank Analyst and a Director at StoneCastle Partners. Prior to joining StoneCastle in 2007, Mr. Eisenstein was an Equity Analyst for over six years at Standard & Poor's, Criterion Research Group LLC and Morgan Keegan, with a coverage universe of regional and community banks, thrifts and other diversified financial companies. During that time he appeared on various television and print media, including CNBC and The Wall Street Transcript. Prior, he spent three years as Underwriter and Underwriting Manager of management liability insurance products at American International Group and two years as a practicing attorney. Mr. Eisenstein holds a B.S. in Industrial and Labor Relations from Cornell University, a J.D. from Duke University and an M.B.A. from New York University.

Robert Wayne McPherson, Esq. Mr. McPherson is a business, banking and securities lawyer with thirty-one years of experience: twenty years in private practice; ten years as Corporate Counsel; and one year of government service. He has worked for the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, and has successfully completed the BAI Graduate School of Bank Financial Management at Vanderbilt University. In private practice, Mr. McPherson has handled business formation, planning, purchase and sale, business litigation, Chapter 11 bankruptcy, banking and lender liability litigation and regulation, securities and broker dealer litigation and regulation and private placements. He has also completed the sale of mortgages and other loans on secondary markets. Mr. McPherson has worked on bank mergers and acquisitions and many other facets of banking law. From August 2006 through March of 2010, in conjunction with StoneCastle Partners, Mr. McPherson worked with bank holding companies, community banks, broker-dealers, investment advisors and others to provide Tier 1 and Tier 2 capital to bank holding companies and banks. Mr. McPherson received his undergraduate degree from the University of Alabama, and received his law degree and M.B.A. from the University of Memphis.

Management Agreement

Management Services

StoneCastle Asset Management LLC serves as our investment adviser, subject to the overall supervision and review of our board of directors. Pursuant to a management agreement, our Advisor provides us with investment research, advice and supervision and furnishes us continuously with an investment program, consistent with our investment objective and policies. Our Advisor also determines from time to time what securities we shall purchase, and what securities shall be held or sold, what portions of our assets shall be held uninvested as cash or in other qualified short-term investments or liquid assets, maintains books and records with respect to all of our transactions and will report to our board of directors on our investments and performance. Our Advisor was formed in November 2012. Our Advisor's affiliate, StoneCastle Advisors, LLC, is a registered investment adviser formed in 2004 which manages the assets of six long-term investment vehicles—U.S. Capital Funding I, Ltd.,

U.S. Capital Funding II, Ltd., U.S. Capital Funding III, Ltd., U.S. Capital Funding IV, Ltd., U.S. Capital Funding V, Ltd. and U.S. Capital Funding VI, Ltd. The U.S. Capital Funding companies are securitization vehicles created to invest primarily in trust preferred securities issued by public and private community banks in the United States. As of June 30, 2014, StoneCastle Advisors also managed the investments of several separate accounts. StoneCastle Partners and its subsidiaries managed over $6 billion of assets focused on community banks, including approximately $1.7 billion of capital invested in more than 220 banking institutions and over $4.6 billion of institutional cash in over 500 banks as of June 30, 2014. Our Advisor has no full time employees and relies on the officers, employees and resources of certain affiliated entities pursuant to the staffing agreement. All of the members of the investment committee of our Advisor are affiliates of, but not employees of, our Advisor, and each has other significant responsibilities with StoneCastle Partners and its subsidiaries.

Our Advisor's services to us under the management agreement will not be exclusive, and while it is not currently contemplated, our Advisor is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Advisor's services to us are not impaired by the provision of such services to others. Our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we will not be disadvantaged in relation to any other client of the Advisor.

Administration Services

Pursuant to the management agreement, our Advisor also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Advisor is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Advisor:

•  oversees the performance and payment of the fees of our service providers and makes reports and recommendations to our board of directors such matters as the parties deem desirable;

•  responds to inquiries and otherwise assists such service providers in the preparation and filing of regulatory reports, proxy statements and stockholder communications, and the preparation of materials and reports for our board of directors;

•  establishes and oversees the implementation of borrowing facilities or other forms of leverage authorized by our board of directors; and

•  supervises any other aspect of our administration as may be agreed upon by us and our Advisor.

Management Fee

Pursuant to the management agreement, we have agreed to pay our Advisor a fee for the management and administration services described above. The management fee is 0.4375% (1.75% annualized) of our Managed Assets, calculated and paid quarterly in arrears within fifteen days of the end of each calendar quarter, except that, until November 13, 2014 we have agreed to reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized). The term "Managed Assets" as used in the calculation of the management fee means our total assets (including cash and cash equivalents and any assets purchased with or attributable to any borrowed funds). The management fee for any partial quarter will be appropriately prorated. Our Advisor is not paid an incentive fee and does not participate in our profits in its capacity as Advisor. However, our Advisor and/or its affiliates and certain of their employees participate in our profits through ownership of our common stock, which is less than 1% of our outstanding common stock as of the date of this prospectus.

Management Fee Waiver

Our Advisor has agreed to accept a reduced management fee by waiving a portion of its management fee by an amount equal to the management fee that would be payable in respect of the net proceeds from this offering through August 30, 2015. The management fee waiver reduces the total management fee paid by the Company to the Advisor with respect to all shares. Subject to certain conditions, the Advisor may waive a lesser amount for any quarter in which our "Net Increase in Net Assets" (defined below) exceeds the amount of our distributions paid to our stockholders in such calendar quarter (the "Excess Net Increase in Net Assets"). "Net Increase in Net Assets" shall mean the sum of (i) our net investment income, (ii) taxable net capital gains/losses (whether short-term or long-term), and (iii) other distributions paid to us on account of our investments (to the extent such amounts are not included in clauses (i) and (ii) above). If applicable, the reduction in the waiver amount for any calendar quarter shall equal the lesser of (i) the Excess Net Increase in Net Assets in such calendar quarter and (ii) the amount of all waived fees made by the Advisor to the Company for such quarter (the "Waiver Reduction Amount"). While the amount waived by our Advisor for a calendar period may be reduced as set forth above, the Advisor is not entitled to reimbursement of fees waived in prior calendar quarters. Our Advisor's agreement to waive fees may be terminated by us and will automatically terminate in the event of (i) the termination by us of the Management Agreement or (ii) our dissolution or liquidation.

Payment of Our Expenses

StoneCastle Asset Management LLC serves as our investment adviser in accordance with the terms of the management agreement. Subject to the overall supervision of our board of directors, our Advisor manages our day-to-day operations and provides us with investment management services. Under the terms of the management agreement, StoneCastle Asset Management LLC does and will:

•  determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•  close, monitor and administer the investments we make, including the exercise of any voting or consent rights; and

•  provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our assets.

We bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we will bear the expenses related to this offering. We will reimburse our Advisor to the extent our Advisor pays these expenses. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, will be provided and paid for by our Advisor and not us, although we will reimburse our Advisor an amount equal to our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the management agreement. The fees and expenses borne by us may include, but are not limited to, the following:

•  other than as provided under "Management Fee" above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits;

•  commissions, spreads, fees and other expenses connected with the acquisition, holding, monitoring and disposition of securities and other investments including sales load and similar fees;

•  auditing, accounting and legal expenses;

•  taxes and interest; governmental fees;

•  expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our securities, including expenses of conducting tender offers for the purpose of repurchasing our securities;

•  expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes;

•  expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor;

•  expenses of reports to governmental officers and commissions, including, without limitation, our periodic report preparation and filing obligations with the SEC;

•  insurance expenses;

•  association membership dues;

•  fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records and determination of NAVs);

•  fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us;

•  fees, expenses and disbursements of CAB Marketing, LLC and CAB, L.L.C. and similar service providers;

•  compensation and expenses of our directors who are not members of our Advisor's organization;

•  pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments;

•  all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred stock;

•  all expenses incurred in connection with our organization and any offering of our common stock, including this offering; and

•  such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Expenses that are reimbursable to our Advisor are submitted to the independent members of our board of directors for their approval prior to reimbursement thereof.

Allocation Policy

Our Advisor and its affiliates allocate investment opportunities among client accounts on a fair and consistent basis, and do not favor any one client or account over any other. In certain cases, investment opportunities may be made by our Advisor other than on a pro rata basis. In determining to which accounts our Advisor will allocate investment opportunities, and in determining the shares to allocate to a particular account, our Advisor and its affiliates do not consider:

•  the levels of fees earned from accounts or the fact that certain accounts may pay performance-based fees;

•  different compensation payable to portfolio managers based on the performance of certain accounts;

•  the ability of particular clients to send business to or otherwise benefit our Advisor in exchange for allocations;

•  the identity of account holders (including the fact that certain accounts may be proprietary or maintained on behalf of investment vehicles that our Advisor sponsors);

•  in the case of allocations of initial public offerings, market movement generally or the performance of the shares since the execution of the order in question;

•  the prior performance of accounts; or

•  whether an account is new to our Advisor.

CAB Marketing, LLC and CAB, L.L.C.

We have entered into exclusive investment referral and endorsement relationships with the CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA. Pursuant to the agreements governing these relationships, CAB Marketing, LLC assists us with the promotion and identification of potential investment opportunities. More specifically, CAB Marketing, LLC:

•  performs a broad-based review of the capital needs of the financial services industry;

•  in coordination with us, develops a community bank marketing campaign with mailings, webinars, and other modes of outreach;

•  facilitates prescreening of potential investment candidates through publicly available data and distribution of due diligence questionnaires and introductions to banks that we may select as potential funding targets; and

•  provides opportunities to speak at, exhibit at and attend ABA-sponsored conferences and other ABA events.

In addition, CAB, L.L.C. has granted to us a license to use the name "Corporation for American Banking" in connection with the foregoing promotion and identification activities, and:

•  administers a members-only web page on the ABA's website that references our program of investment in community banks;

•  announces the availability of our investment platform to the ABA members;

•  provides prompt review of our use of the CAB name; and

•  communicates objective information about us and CAB's endorsement to ABA's members.

Most capital raising activities by community banks are conducted through privately-negotiated transactions that occur outside of traditional institutional investment channels, including the capital markets. We believe that StoneCastle Partners' and CAB, L.L.C.'s large network of relationships will help us to identify attractive investment opportunities and will provide us with a competitive advantage. As consideration for their exclusive services and endorsement, we have contracted to pay the ABA subsidiaries a series of payments aggregating $500,000 annually, through December 31, 2015, plus an additional payment of $100,000 for the first quarter of the year following termination in recognition of the trailing benefit of the CAB name license. The ABA and its subsidiaries have not endorsed this offering, and you should not construe references to them in this prospectus as such an endorsement.

Duration and Termination

The management agreement with our Advisor will remain in effect for an initial period of two years from November 1, 2013, the date of initial effectiveness, unless earlier terminated, and will continue in effect from year to year thereafter, but only so long as each continuance is specifically approved by (i) our board of directors or the vote of a majority of our voting securities and (ii) the vote of a majority of our independent directors. Our board of directors and sole stockholder approved the management agreement with our Advisor prior to the date of this prospectus. The management agreement with our Advisor was initially approved by our board of directors on September 4, 2013 and by our initial stockholder on November 1, 2013. The management agreement with our Advisor may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Advisor, in each case on not less than 60 days' written notice. As required by the Investment Company Act, the management agreement with our Advisor will terminate automatically in the event of its assignment.

Liability of Advisor and Indemnification

The management agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the management agreement. The management agreement further states that we will indemnify the Advisor for any losses, damages, claims, costs, charges, expenses or liabilities except to the extent such amounts result from our Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the management agreement or as otherwise prohibited by applicable law. As a result, our Advisor may not be liable to us for breaches of its duty of care, diligence or skill.

License Agreement

StoneCastle Partners has licensed the "StoneCastle" name to us on a non-exclusive, royalty-free basis. We have the right to use the "StoneCastle" name so long as our Advisor or one of its approved affiliates remains our investment adviser. Other than with respect to this limited right, we will have no legal right to the "StoneCastle" name. This right will automatically terminate if the management agreement were to terminate or be assigned for any reason.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with StoneCastle Partners and our Management Team

Purchase of Common Stock

In connection with matters relating to the formation and initial capitalization of the Company, our Advisor purchased 4,000 shares of our common stock at $25 per share, and Joshua Siegel, a member of our board of directors, purchased 1 share of our common stock for $25.

Management Agreement

We have entered into the management agreement with our Advisor, an entity in which certain of our officers and directors have ownership and financial interests. Our Advisor's services to us under the management agreement are not exclusive, and while it is not currently contemplated, our Advisor is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as our Advisor's services to us are not impaired by the provision of such services to others. It is thus possible that our Advisor might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Advisor intends to allocate investment opportunities consistent with our investment objectives and strategies in a fair and equitable manner in accordance with its allocation policy. See "Management—Management Agreement."

Fees to be Earned by StoneCastle Partners and its Affiliates from Community Banks, Including Some or All of the Community Banks in which we Invest

Brokers affiliated with StoneCastle Partners may provide investment leads to us, and we may pay a portion of the fee income that we receive from community banks in connection with our investments in such banks to one or more affiliated brokers. Based upon management's prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. Such fees typically range from 0% to 3% of the amount we invest and may be paid in cash or in kind. Furthermore, entities affiliated with StoneCastle Partners may receive fees from us or from issuers in which we invest in respect of structuring investments that we may make. In addition, our affiliate StoneCastle Cash Management, LLC provides various cash management products to its clients that involve depositary relationships with community banks and services to community banks with respect to their cash management products. StoneCastle Cash Management, LLC receives customary fees from these clients and/or community banks in connection with these cash management services, which may include community banks in which we invest. Other affiliates of StoneCastle that exist today, or that may exist in the future, may provide products or service to community banks.

Indemnification Agreements

To the fullest extent permitted by law, we have indemnified our directors and officers if they are made, or threatened to be made, a party to any action or proceeding (including an action by or in the right of an affiliate), whether civil or criminal, by reason of the fact that any of them is or was a director or officer of our company, or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against any judgments, fines, amounts paid in settlement and reasonable expenses which they incur. We may also advance the expenses of such persons in any such action or proceeding. We intend to maintain liability insurance covering our directors and officers.

Conflicts of Interest Within StoneCastle Partners

StoneCastle Partners currently does, and our Advisor and StoneCastle Partners in the future may, manage funds and accounts other than ours that have similar investment objectives. The investment policies, advisor compensation arrangements and other circumstances of ours may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those other accounts. In certain cases, investment opportunities may be made available to us by our Advisor other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or we may not have additional capital to invest at the same time as such other funds and accounts. Our Advisor intends to allocate investment opportunities to us and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and other funds or accounts. To the extent that investment opportunities are suitable for us and for one of these other funds or accounts, our Advisor intends to allocate investment opportunities pro rata among us and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by our Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the target company's financial performance and condition deteriorates such that one or both investments are or could be impaired, our Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, our Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by our Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Furthermore, two of the members of our Advisor's investment committee are also members of our board of directors. Due to our board composition, it is more likely that our board of directors will approve investments made by the Advisor's investment committee and that our board of directors will value our investments consistent with the valuation recommendations of our Advisor's investment committee. The board of directors utilizes the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. The board of directors will also review valuations of such investments provided by the Advisor. The board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. The board of directors also reviews valuations of such investments provided by the Advisor and assigns the valuation it determines to best represent the fair value of such investments.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stock or cause fluctuations in the distributions paid on our common stock. The fee paid to our Advisor is calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Advisor will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing interests in determining whether to leverage our assets. Certain members of our board of directors also serve as investment professionals for our Advisor, which may create inherent conflicts of interest.

Approval of Conflicts

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between us and our Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of our investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among our Advisor and its affiliates, on one hand, and us, on the other. Our board of directors, including a majority of our directors who are independent, is also responsible for reviewing our Advisor's performance and the fees and expenses that we pay to our Advisor. In addition, expenses that are reimbursable to our Advisor will be submitted to the independent members of our board of directors for their approval prior to reimbursement thereof.

In addition, our Advisor's compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to our Advisor's clients over time. Our Advisor has agreed with us that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the following information, together with the other information contained in this prospectus, before investing in our common stock. In connection with the forward-looking statements that appear in this prospectus, you should also carefully review the cautionary statement referred to above under "Cautionary Statement Concerning Forward-Looking Statements. "

Risks Related to Our Operations

We have a limited operating history; our Advisor has limited prior advisory experience, and there can be no assurance that we will achieve our business objectives.

We are a relatively new corporation organized under the laws of the State of Delaware in 2013. As a result, it is difficult to evaluate our business and future prospects. The results of our operations will depend on many factors, including, but not limited to, the availability of opportunities for the acquisition of assets, the level and volatility of interest rates, readily accessible short- and long-term funding alternatives, conditions in the financial markets, general economic conditions and the performance of our Advisor. If we do not implement our investment strategy successfully, our business could be harmed or fail entirely, with the consequence that our net income, and therefore the level of dividends payable on our common stock, could be adversely affected, and our common stock could be worth less than the initial investment.

We depend upon key personnel of our Advisor, StoneCastle Partners and their affiliates

We are an externally managed investment company, and therefore we do not have any internal management capacity or employees. We depend on the diligence, expertise and business relationships of the senior management of our Advisor and its affiliates to achieve our investment objective. We expect that our Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the management agreement.

Our Advisor is an affiliate of StoneCastle Partners and, in turn, depends upon access to the investment professionals and other resources of StoneCastle Partners and its affiliates to fulfill its obligations to us under the management agreement. Our Advisor also depends upon StoneCastle Partners to obtain access to deal flow generated by the professionals of StoneCastle Partners. Under the staffing agreement, StoneCastle Partners and its affiliates have agreed to provide our Advisor with the resources necessary to fulfill these obligations. The staffing agreement provides that StoneCastle Partners and its affiliates will make available to the Advisor experienced investment professionals and access to the senior investment personnel of StoneCastle Partners for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the staffing agreement and cannot assure you that our affiliates will fulfill their obligations under this agreement. If an affiliate fails to perform, we cannot assure you that our Advisor will enforce the staffing agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of StoneCastle Partners and its affiliates or their market knowledge and deal flow.

We depend upon the senior professionals of StoneCastle Partners and its affiliates to maintain relationships with potential sources of investment opportunities, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. If these individuals, including the members of our investment committee, do not maintain their existing relationships with our affiliates, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of StoneCastle Partners or its affiliates have relationships are not obligated to provide us with investment opportunities. Therefore, we cannot assure you that such relationships will generate investment opportunities for us.

If our Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our ability to manage and grow our business. This depends, in turn, on our Advisor's ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, depends on the ability of its affiliates' investment professionals to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our Advisor's execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to leverage on acceptable terms. Our Advisor has substantial responsibilities under the management agreement. Our future success will depend on the continued service of the senior management team of our Advisor and the personnel of its affiliates who are made available to our Advisor under the staffing agreement. These persons are engaged in other business activities, which could distract them, divert their time and attention or otherwise cause them not to dedicate a significant portion of their time to our investments, which could slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, to the extent that our assets continue to grow, our Advisor may have to source additional personnel, and to the extent it is unable to source qualified individuals, our growth may be adversely affected.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our investment committee or by StoneCastle Partners or its affiliates.

Our primary focus in making investments generally differs from that of many of the investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by StoneCastle Partners or its affiliates. In addition, investors in our common stock do not acquire an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by StoneCastle Partners or its affiliates. We cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Most of our assets will be illiquid, and their fair value may not be readily determinable.

Most of our assets will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we would be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to value at which we carry it.

Our Advisor may rely on assumptions that prove to be incorrect.

We will employ strategies which depend upon the reliability, accuracy and analyses of our Advisor's analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in material losses. All models ultimately depend upon the judgment of the investment professionals and the assumptions embedded in the models. To the extent that, with respect to any investment, the judgment or assumptions are incorrect, we can suffer material losses. The models that our management team uses to assess and control our risk exposures reflect assumptions about the degrees of correlation or lack thereof among prices of various asset classes or other market indicators, and in times of market stress or other unforeseen circumstances previously uncorrelated indicators may become correlated, or conversely previously correlated indicators may move in different directions. These types of market movements may at times limit the effectiveness of any hedging strategies that we may employ and cause us to incur material losses.

Our Advisor and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of us or our stockholders.

StoneCastle Partners was formed in 2003 to provide investment management services to institutional and high-net worth investors. StoneCastle Partners and its affiliates have been managing investments in portfolios of community bank related investments since that time, including management of the investments of (i) six securitizations: U.S. Capital Funding I, Ltd., U.S. Capital Funding II, Ltd., U.S. Capital Funding III, Ltd., U.S. Capital Funding IV, Ltd., U.S. Capital Funding V, Ltd. and U.S. Capital Funding VI, Ltd., and (ii) two private funds: SCP Capital I, Ltd. and SCP Master Fund II, Ltd. Our Advisor was organized in November 2012 to provide investment advice to us and to continue the investment strategies of StoneCastle Partners and its affiliates. Our Advisor may advise clients in addition to us in the future. Our Advisor and its affiliates intend to allocate investment opportunities and collective expenses among their respective clients fairly and equitably and in accordance with their allocation policies.

Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is uncertainty as to the value of our investments.

Under the Investment Company Act and US GAAP, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately-held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from our Advisor, third party independent valuation firms and our audit committee, with the oversight, review and approval of our board of directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio are to a certain degree subjective and dependent on a valuation process approved by our board of directors. Certain factors that we may consider in determining the fair value of our investments include estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the NAV understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

Our board of directors has engaged the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. Our board of directors also reviews valuations of such investments provided by the Advisor. Furthermore, we rely heavily on the investment committee of our Advisor in making determinations of the fair value of our investments. Two of the members of our board of directors also serve on our Advisor's investment committee. This makes it more likely that the valuation of our investments, as determined by our Advisor's investment committee, will be the valuation that is approved by our board of directors. Our board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors also reviews valuations of such investments provided by the Advisor and assigns the valuation it determines to best represent the fair value of such investments.

Our investments will be subject to dividend and interest rate fluctuations, and we may incur interest rate risk.

Our investments are likely to include preferred stock with variable dividend rates and may include debt or hybrid instruments with floating interest rates. Variable rate and floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index. The amount of income we receive from our investments may fluctuate based upon changes in interest rates and, in a declining and/or low interest rate environment, these investments will produce less income, which will impact our operating performance. Fixed dividend rate and interest rate investments, however, do not have adjusting rates and the relative value of the fixed cash flows from these investments may decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in our NAV. We may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. No strategy can completely insulate us from the risks associated with interest rate changes, and there is a risk that our strategies may provide no protection at all and will potentially compound the impact of changes in interest rates. Hedging transactions involve certain additional risks such as counterparty risk, leverage risk, the legal enforceability of hedging contracts, the early repayment of hedged transactions and the risk that unanticipated and significant changes in interest rates may cause a significant loss of basis in the instrument and a change in current period expense. We cannot assure you that we will be able to enter into hedging transactions or that such hedging transactions will adequately protect us against the foregoing risks.

We may compete with a number of other prospective investors for desirable investment opportunities.

While we believe that there is presently a general lack of investment competition for investment opportunities in the community banking sector from institutional investors including high net worth individuals, publicly traded investment companies, hedge funds and private equity funds, such investors do exist. In addition, competition among institutional investors and investment managers for community bank related investments may increase significantly. In addition to established competitors, new competitors may be established at any time. Increasing competitive conditions may adversely impact our ability to meet our business objectives, which in turn could adversely impact our ability to meet debt service obligations or make dividend payments to our stockholders. Some of our competitors may have a lower cost for borrowing funds than us or greater access to funding sources not available to us.

We may generate low or negative rates of return on capital, and we may not be able to execute our business plans as quickly as expected, if at all.

We anticipate that it may take up to six months to utilize fully the net proceeds received from this offering; however, we may take longer to utilize such proceeds fully. This initial six-month period and any additional delay may result from a lack of attractive investment opportunities or from competition with other market participants in the community banking sector. We may initially invest the proceeds from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper or other liquid fixed income securities. Because these temporary investments may generate lower projected returns than our core business strategy, we may experience lower returns during this period, which may result in low distributions in this initial period, or possibly no distributions at all.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Advisor and its affiliates will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisers, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Advisor fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Advisor and its affiliates have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Advisor's ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Advisor's marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. To grow, our Advisor and its affiliates will need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our results may fluctuate from period to period.

We could experience fluctuations in our operating results from one fiscal period to the next due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Restrictions and provisions in any future credit facilities, debt securities or other leverage instruments may also limit our ability to make distributions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Derivatives transactions may limit our income or result in losses.

In order to limit (or "hedge") our exposure to interest rate and other financial market changes, we may engage in derivatives transactions. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. We may utilize a variety of derivative instruments for hedging purposes, including swaps, caps, floors, forwards, swaptions, options, futures, warrants and rate and credit linked notes and may therefore expose ourselves to risks associated with such transactions. We expect to use derivatives to hedge against interest rate changes affecting our outstanding indebtedness and assets, changes in the market prices of the publicly-traded banks in which we invest and downgrades and defaults affecting our assets generally.

The success of our hedging transactions will depend on our Advisor's ability to correctly predict movements of relevant market rates and the creditworthiness and values of the entities in which we invest. No assurance can be given that the Advisor's judgment in this respect will be correct, or that the Advisor will cause us to enter into hedging or other transactions at times or under circumstances when it may be advisable to do so. Therefore, while we may enter into such transactions to seek to reduce relevant market rate and risks, unanticipated changes in rates may result in reduced overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Hedging does not eliminate the possibility of fluctuations or prevent losses. Nevertheless, such hedging can establish other positions designed to benefit from those same developments, thereby offsetting the declines. Such hedging transactions may also limit the opportunity for income or gain if rates change favorably. Moreover, it may not be possible to hedge against a rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging transactions and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. Although we do not currently intend to do so, we may hedge through option contracts, futures or swaps other than for bona fide hedging purposes, as defined under the CEA regulations of up to 5% of our NAV, and the aggregate net notional value of such contracts other than for bona fide hedging purposes may be up to 100% of our NAV (after taking into account unrealized profits and unrealized losses on any such positions).

Additional risks associated with derivatives include:

Interest Rate Risk. Please see "Risk Factors"—Our investments will be subject to dividend and interest rate fluctuations, and we may incur interest rate risk" for a discussion of interest rate risk that also applies to derivatives.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

Counterparty Risk. We are subject to the risk that a party with whom we enter into a derivative transaction (the "counterparty") will not perform its obligations under the related contracts. Although we intend to enter into transactions only with counterparties which our Advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that we will not sustain a loss on a transaction as a result.

Default Risk. We are subject to the risk that issuers of the instruments in which we invest may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which we invest will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that we will not sustain a loss on a transaction as a result.

Liquidity Risk. Derivative instruments may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss. Although both over-the-counter ("OTC") and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including disorderly markets, the participation of speculators, government regulation and intervention, and technical and operational or system failures. The inability to close options and futures positions also could have an adverse impact on our ability to effectively hedge our portfolio.

We may change our business strategy and operational policies without stockholder consent, which may result in a determination to pursue riskier business activities.

With majority consent of our board of directors, we may change our business strategy for how we invest in community banks at any time without the consent of our stockholders (unless stockholder consent is specifically required by the Investment Company Act), which could result in our acquiring subsidiaries or assets that are different from, and possibly riskier than, the strategy described in this prospectus. For example, we could change our strategy to focus to a greater extent on investing in common stock rather than preferred stock, subordinated debt and convertible securities. However, we will endeavor to notify investors of any such material change in business strategy and operational policies no later than our subsequent semi-annual or annual report, as applicable, filed with the SEC. A change in our business strategy may increase our exposure to interest rate, mark to market risks or other risks. Our board of directors will determine our operational policies and may amend or revise our policies, including our policies with respect to our investments, operations, indebtedness, capitalization and distributions or approve transactions that deviate from these policies, without a vote of, or notice to, our stockholders (unless stockholder consent is specifically required by the Investment Company Act). Our board of directors has changed our policies in the past, and may do so again, without a vote of, or prior notice to, our stockholders. See our Current Report on Form 8-K attached hereto as Appendix A disclosing recent changes to our policies. Operational policy changes could adversely affect the market price of our common stock and our ability to make distributions to our stockholders.

Laws and regulations may prohibit the banks in which we invest from paying interest and/or dividends to us.

Dividend payments by banks are subject to legal and regulatory limitations imposed by applicable state and federal bank regulatory agencies. For instance, banks will be prohibited from paying cash dividends to their stockholders or holding company parents to the extent that any such payment would reduce the bank's capital below required capital levels. To the extent these regulatory capital requirements are increased, banks may find it more difficult to declare and pay dividends on the preferred stock they have issued and, to the extent that such preferred stock is non-cumulative, may be more reluctant to declare such dividends. Regulatory approval may also be required for a bank to declare a dividend if the total of all dividends declared by it in any calendar year exceeds the total of the bank's net profits for that year combined with its retained net profits of the preceding two years, less any required transfer to surplus or a fund for the retirement of any preferred stock. The ability of banks to pay dividends will also depend upon other factors, including their debt and equity structure, earnings and financial condition, need for capital, and other factors, including economic conditions, and tax considerations. To the extent we invest in the holding companies of banks, the only funds available for the payment of dividends on the capital stock of the holding company may be the cash and cash equivalents held by the holding company, dividends paid by the bank to the holding company and borrowings. The banks in which we invest may be constrained in their ability to pay dividends by these factors.

Legal and regulatory changes could occur that may adversely affect us.

The regulatory environment for businesses such as ours is evolving, and changes in the regulation or interpretations thereof may adversely affect our ability to invest in the manner consistent with our current strategy, our ability to obtain the leverage that we might otherwise obtain, to effect a public offering of the common stock or to pursue our business strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for financial institutions and for many of the industries in which their clients are engaged is always evolving, and changes in these regulations may adversely affect the value of our investments. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on us could be substantial and adverse.

We may be required to register as a commodity pool operator.

We have claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA with respect to the Company. While we currently expect that our activities will remain within the scope of the exclusion, if we change our hedging and risk management strategies, we may be required to register under the CEA as a commodity pool operator, and the Advisor may be required to register under the CEA as a commodity trading advisor, each of which would increase our regulatory and compliance costs and expenses.

Market fluctuations caused by force majeure, terrorism or certain other acts may adversely affect our performance.

In addition to historic market risks, our performance may be adversely affected by market fluctuations resulting from certain risks which are unprecedented in nature or magnitude and therefore not amenable to existing risk management techniques which are based on modeling past events and assigning probabilities to the recurrence of those events. Such events include, without limitation, catastrophic acts of terror, imposition or declaration of martial law, mass disruption of telecommunications facilities, pandemics resulting from bio-terror attacks or outbreaks of fatal disease, cyber-terror and terrorist attacks on financial markets, exchanges and payments systems and acts of providence.

Changes in interest rates may affect our net investment income, reinvestment risk and the probability of defaults of our investments.

We expect to create a portfolio of securities focused on the bank market, with an emphasis on community banks. We expect debt issued by community banks to have maturities in excess of ten years to enable our borrowers to obtain favorable regulatory capital treatment under current regulatory capital guidelines. We expect that a portion of our investments in preferred stock and unsecured debt will have fixed dividend or interest rates. In recent years, it has been the policy of the Board of Governors of the Federal Reserve System to maintain interest rates at historically low levels through its targeted federal funds rate and the purchase of mortgage-backed securities. The Board of Governors of the Federal Reserve System has indicated its intention to maintain low interest rates in the near future. Accordingly, the dividend and interest rates on our initial investments may be at historically low levels. Rising interest rates may devalue the fair market value of securities that we hold.

We will fund our investments from the net proceeds of the offering of our common stock, such as this offering, and cash flows from operations, including interest earned from the temporary investment of cash. We also fund a portion of our investments through borrowings from banks. When interest rates rise, to the extent that (i) we borrow money at rates higher than the dividend and interest rates on our investments or (ii) our borrowings reprice more quickly than our floating rate investments, our profitability will be negatively affected.

We also are subject to reinvestment risk associated with changes in market rates. Changes in market rates may affect the average life of certain of our investments. Increases in market rates could make it more difficult for the community banks that issue the floating rate securities in which we invest to afford the interest or dividend payments on such securities and therefore could increase the probability of a default or reduce the ability of a bank to continue paying dividends on its preferred stock. There is also a risk that our borrowers will be unable to pay escalating interest amounts if general interest rates rise, resulting in a default under their loan agreements with us. This could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, increasing payment obligations under floating rate loans may cause borrowers to refinance or otherwise repay our loans earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans. Decreases in market rates could result in increased prepayments of the securities in which we invest, as borrowers refinance to reduce borrowing costs. Under these circumstances, we are subject to reinvestment risk to the extent that we are unable to reinvest the cash received from such prepayments, redemptions and repurchases at rates that are comparable to the interest and dividend rates on our existing investments.

We will invest primarily in unrated and illiquid securities.

In determining whether an unrated security is an appropriate investment for us, our Advisor will consider information from industry sources, as well as its own quantitative and qualitative analysis. However, our Advisor's determination is not the equivalent of a rating by a rating agency. We believe that a majority of the investments we will make will not be rated by a NRSRO. If such investments were rated by a NRSRO, we believe that they may be rated below investment-grade, in part because of the small average size of the issuances we will invest in, the corresponding reduced liquidity and a general lack of analyst and investment bank coverage. Unrated securities may be regarded as having predominately speculative characteristics with respect to the capacity to pay interest and dividends and to repay principal. Issuers of unrated securities may be highly leveraged and may not have more traditional methods of financing available to them.

The prices of these unrated securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of investment grade rated securities. The secondary market for unrated securities may not be as liquid as the secondary market for other rated securities, a factor which may have an adverse effect on the securities we hold compared to investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for investment grade rated instruments. Under adverse market or economic conditions, the secondary market for unrated securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. The prices we realize upon the sale of such unrated securities, under these circumstances, may be less than the prices we use in calculating our NAV.

Risks Related to Our Use of Leverage

We will continue to operate with leverage, which may adversely affect our return on our assets and may reduce cash available distribution.

We will continue to operate with leverage, which we may incur in the form of recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, repurchase agreements or other borrowings.

We currently have a bank loan to finance investments as a form of leverage. We also have authority to issue preferred stock or engage in reverse repurchase agreements to finance investments. Leverage exaggerates the effects of market downturns or upturns on the NAV and market value of our common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Company's NAV, and expenses related to leverage can reduce the Company's income. In the case of leverage, if our assets decline in value so that applicable asset coverage requirements for any borrowings or preferred stock would not be met, the Company may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time.

As noted above, the Company has entered into the Credit Facility with the Syndicate to borrow up to $45 million of which $25 million has been committed and drawn as of June 30, 2014. Such borrowings constitute financial leverage. The Credit Facility contains customary covenant, negative covenant and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. In addition, the Company agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Facility became effective unless changes to these policies and restrictions are consented to by Syndicate. The covenants or guidelines could impede the Advisor from fully managing the Company's portfolio in accordance with the Company's investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the credit facility. The Company may not incur additional debt from any other party, except in limited circumstances. Such restrictions apply only so long as the Credit Facility remains in effect. We must comply with the guidelines established by the Credit Facility.

Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock. Any form of leverage may include contractual terms that are unfavorable to our stockholders, including limitations on our ability to declare and distribute dividends. Such terms will likely also contain restrictive covenants that impose asset coverage requirements, voting right requirements and restrictions on the composition of our assets, and limit the use of our investment techniques and strategies, any or all of which may have an adverse effect on us and our ability to pay dividends. If we are unable to repay or refinance maturing debt on the date it is due, we may be forced to seek other sources of capital to repay the maturing debt that may be expensive or dilutive to existing stockholders. To the extent that we are unable to find additional financing or extend or refinance our debt when it becomes due and we do not have sufficient cash to redeem such debt, we may be required to liquidate assets that are illiquid and difficult to sell for fair value and the sale of assets may occur at a time when it would not otherwise be desirable to do so. Failure to meet any contractual term set forth by our lenders, including maturity, may result in a default, a forced sale of assets or reduced operational flexibility, or a significant loss or complete loss for our stockholders.

Leverage is a speculative technique that may adversely affect our earnings or book value. If the return on assets acquired with borrowed funds or other leveraged proceeds does not exceed the cost of the leverage and our cost of operations, the use of leverage could cause us to lose money.

Successful use of leverage depends on our Advisor's ability to predict or hedge correctly cash flows generated by our assets, which depends upon default rates, interest rates, refinancing and prepayment rates, timing of recoveries and various other factors. Our actual use of leverage may vary depending on our ability to obtain credit facilities and the lender's and rating agencies' estimate of the stability of our cash flows. The return on our assets and cash available for distribution to our stockholders may be reduced by changes in market conditions that cause the cost of these financings to increase relative to the income that can be derived from our assets. Defaults and lower than expected recoveries, as well as delays in recoveries on defaults, could rapidly erode our equity. Debt service payments will reduce cash flow available for distributions to stockholders. In addition, lenders from whom we may borrow money or holders of our debt securities will have claims on our assets that are superior to the claims of our common stockholders, and we may grant a security interest in our assets when we undertake leverage. In the case of a liquidation event, those lenders or note holders would receive proceeds before our common stockholders.

Financing arrangements with lenders or preferred stockholders may limit our ability to make dividend payments to our stockholders.

We depend on the ability of our operations to generate positive cash-flow measured as the positive difference between the yield on our assets and the cost of our funds. Because we use leverage to increase our return on equity, we may be subject to contractual operational limitations, including limitations on our ability to make dividends to our stockholders. If, as a consequence of these various limitations and restrictions, we are unable to generate sufficient funds for distributions from our assets or we are not in compliance with the terms of our debt agreements or any new series of preferred stock, we may not be able to make expected dividend payments.

Risks Related to Investing in Community Banking Sector

Our assets will be concentrated in the banking sector, potentially exposing us to greater risks than companies that invest in multiple sectors.

We are registered as a non-diversified, closed-end management investment company under the Investment Company Act. Accordingly, we are not currently restricted under the Investment Company Act as to the number or size of securities that we may hold, and we may invest more assets in fewer issuers compared to a diversified fund. Our assets include securities of public and privately held banks. Because we are focused on the banking sector, our investments may present more risk than if we were broadly diversified among other sectors of the economy. A downturn in the banking sector may have a larger negative impact on our earnings and book value than might otherwise be the case if we were diversified in other sectors of the economy. At times, the performance of securities issued by banks may lag the performance of securities issued by companies in other sectors of the economy.

Financial institutions, including community banks, have assets and liabilities that are directly affected by many factors, including domestic and international economic and political conditions, broad trends in business and finance, legislation and regulation affecting the national and international business and financial communities, monetary and fiscal policies, changes in interest rates, inflation, market conditions, customer confidence in the safety and soundness of the banking system, the availability of short-term or long-term funding and the volatility of trading markets. Such factors may impact the value of financial instruments held by financial institutions or the value of the securities issued by financial institutions. In addition to risks that may impact the banking industry, an individual financial institution, such as a community bank, is directly affected by many factors, including its liquidity, asset quality, capital, earnings, management, and various other factors. Given our expected long-term investment strategy, some or all of these factors may change during the term of our investment, and we cannot predict or control the nature of these changes, some of which may have a materially adverse impact on one or all of our investments.

The following discusses some of the key risks that could affect the business and operations of the financial institutions in which we expect to invest. Other factors besides those discussed below or elsewhere in this prospectus could adversely affect one or all of our investments, and these risk factors should not be considered a complete list of potential risks that may affect our investments in banks and other financial institutions.

•  Liquidity Risk. The management of a financial institution must ensure that sufficient funds are available at a reasonable cost to meet potential demands from both capital providers and borrowers. The liquidity of financial institutions could be impaired by an inability to access the capital markets or by unforeseen outflows of cash. This situation may arise due to circumstances that financial institutions may be unable to control, such as a general market disruption or an operational problem that affects third parties or the financial institution itself. Institutions that have high credit ratings typically have access to cheaper and more diversified sources of funding relative to institutions with lower or no credit ratings, and many of the institutions in which we will invest have low or no credit ratings which could adversely affect their liquidity and competitive position, increase their or our borrowing costs, and limit their or our access to the capital markets. To the extent that sufficient funds are not available to meet expected or unexpected demands, a financial institution may default or fail on their obligations which would have a negative impact on our book value.

•  Asset Quality and Credit Risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which we will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which we invest will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank's ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. We will not have control over the asset quality of the financial institutions in which we will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on our investments.

•  Capital Risk. A bank's capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect stockholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

•  Earnings Risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to stockholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution's earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution's near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair our investments.

•  Management Risk. The ability of management to identify, measure, monitor and control the risks of an institution's activities and to ensure a financial institution's safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution's activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. We will not have direct or indirect control over the management of the financial institutions in which we will invest and, given our long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which we invest, may have an adverse impact on our investment.

•  Litigation Risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which we invest could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which we invest could have material adverse financial effects on us and adversely affect our earnings and book value.

•  Market Risk. The financial institutions in which we will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities, and derivatives of the financial institutions in which we will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which we will invest as well as adverse effects on our results from operations and overall financial condition.

•  Monetary Policy Risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

•  Competition. The financial services industry, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The financial services industry has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which we will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which we invest.

•  Regulatory Risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments.

We may invest in equity and debt securities issued by community banks, subjecting us to unique risks.

We expect to invest in securities issued by community banks that qualify as Tier 1 or Tier 2 capital for regulatory capital purposes. These investments may consist primarily of preferred equity as well as subordinated debt, convertible securities and, to a lesser extent, common equity.

Equity, unlike debt securities, does not have a stated maturity and it is uncertain when, if ever, we will receive our invested amounts or expected returns on such investments. During our holding period, the only source of investment income on such common equity securities may be dividend income or valuation gains. New financial products continue to be developed, and we may invest in any products that may be developed to the extent that such investment is consistent with our business plan.

Certain of these securities, particularly debt securities and certain hybrid capital instruments, may be long-dated in nature and may contain provisions that enable the issuing institution to defer payment of interest or dividends without resulting in bankruptcy or default. Furthermore, even though an institution has the financial capacity to make such payments, regulatory approval may be withheld to make such payment, and in the absence of such approval, the issuing institution will not be able to make such interest or dividend payment to us. The longer-term nature of these instruments limits the liquidity of these instruments and may increase the risk of holding these investments.

Investments in holding companies generally subject investors to increased risks because holding companies generally hold all their assets in their subsidiaries and are dependent on distributions from their subsidiaries to service their interest obligations and for ultimate principal repayment. In the event of a default or a bankruptcy, holders of securities issued by holding companies may suffer from increased losses or lower recoveries and may be subordinated to securities issued directly by the holding company's subsidiaries.

All of our investments are subject to liquidity risk, but we may face higher liquidity risk if we invest in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

All of our investments are subject to liquidity risk, however, we are likely to invest in debt obligations that are unrated and that are issued by banks that have no corporate rating by a nationally recognized statistical rating organization. In such cases, there may not be an active market for these securities and our investments will be subject to significant liquidity risk in the event we are required to sell such investments.

We expect to create and manage a portfolio of securities, focused on the bank market, with an emphasis on community banks, which would make us more economically vulnerable in the event of a downturn in the banking industry.

Our portfolio consists of preferred equity, subordinated debt, convertible securities and common equity investments in U.S. domiciled banks, primarily community banks. These investments are subject to the risk factors affecting the banking industry, and that could cause a general market decline in the value of bank stocks. Individual banks, as well as the banking industry in general, may be adversely affected by negative economic and market conditions throughout the United States or in the local economies in which community banks operate, including negative conditions caused by recent disruptions in the financial markets. In addition, changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, may have an adverse impact on banks' loan portfolios and allowances for loan losses. As a result, we may experience higher rates of default with respect to our bank investments in the event of a downturn in the banking industry. Also, losses could occur in individual investments held by us because of specific circumstances related to each bank. These factors could have a material adverse effect on our financial condition, results of operations or liquidity.

A large number of community banks may fail during times of significant economic stress.

According to data from the FDIC, since 1934, banks and thrifts have failed at an annual rate of 0.37%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in each of 1937 and 1938 (Great Depression). However, despite the low percentage of banks that have failed compared to the number of banks in the U.S. during the relevant time period, during periodic times of significant economic stress, bank earnings decline and a significant number of banks may fail. For instance, during the savings and loan crisis during the 1980s through 1992, there were a total of 2,870 failures out of 14,364 FDIC-insured banks in existence on December 31, 1980. From January 1, 2008 through June 30, 2014, which includes the most recent financial crisis, there were 514 failures, most of which were community banks, out of approximately 8,534 FDIC-insured banks in existence on December 31, 2007, with the highest one-year failure rate of 3.22% in 1989 for the savings and loan crisis and 1.96% in 2010 for the most recent financial crisis. The number of failed community banks since 2007 was highest in certain regions in which real estate values declined disproportionately more than the national average, including Florida, Georgia, Illinois and California.

According to the most recently released FDIC Quarterly Banking Profile, 354 of 6,656 FDIC-insured banks were included on the FDIC's list of "Problem Institutions." While historically, only a small fraction of banks on the list of "Problem Institutions" fail and only 12 FDIC-insured banks failed during the first half of 2014 (representing an approximate annualized failure rate of only 0.37%, which is similar to the average annual rate of default for Baa3 Corporate Credit since 1934), some level of additional bank failure is likely. We intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that have the ability to pay dividends or interest on the securities they issue, and/or that are not a party to regulatory enforcement actions that would limit or hinder their payment of dividends or interest or otherwise demonstrate that they are in troubled condition. We believe that such institutions are unlikely to be included in the FDIC's list of "Problem Institutions" and are less likely to fail than many of their peers. Nevertheless, it is possible that some portion of the community banks in which we invest may fail, particularly if the U.S. economy stagnates or another financial crisis occurs. If we invest in banks that fail, we are likely to lose most or all of our investment in such institutions.

We expect to create and manage a portfolio of securities, focused on the bank market, with an emphasis on community banks whose business is subject to greater lending risks than larger banks.

Community banks have different lending risks than larger banks. They provide services to their local communities. Their ability to diversify their economic risks is limited by their own local markets and economies. They lend primarily to small to medium-sized businesses, professionals and individuals which may expose them to greater lending risks than those of banks lending to larger, better-capitalized businesses with longer operating histories. They manage their credit exposure through careful monitoring of loan applicants and loan concentrations in particular industries, and through loan approval and review procedures. They have established evaluation processes designed to determine the adequacy of their allowances for loan losses. Although these evaluation processes use historical and other objective information, the classification of loans and the establishment of loan losses is an estimate based on experience, judgment and expectations regarding their borrowers, the economies in which they and their borrowers operate, as well as the judgment of their regulators. We cannot assure you that their loan loss reserves will be sufficient to absorb future loan losses or prevent a material adverse effect on their business, financial condition or results of operations.

Bank Regulatory Risk

The following summary does not purport to be a comprehensive description of all of the federal and state statutes and regulations which govern U.S. banking institutions that may be relevant to a decision to invest in the Company. The statutes or regulations discussed are only brief summaries of those provisions which are, in their entirety, complex and subject to interpretation. Further, the statutes or regulations governing the U.S. banking system and the interpretation thereof are subject to change. In addition, it does not purport to deal with all of the consequences applicable to investors in regulated financial institutions. Each prospective investor is strongly urged to consult its own legal advisers with respect to the consequences under applicable regulatory regimes governing banking institutions and investors therein of the purchase and ownership of common stock in the Company.

The banking institutions in which we will invest are subject to substantial regulations that could adversely affect their ability to operate and the value of our investments.

We invest substantially all of our assets in community banks and their holding companies and therefore our portfolio investments are subject to existing and potential new regulations that may be adverse to them. Banking institutions, including banks and savings and loan associations, holding companies thereof, and their subsidiaries and affiliates (collectively, "banking institutions") are highly regulated entities that are subject to extensive regulatory and legal restrictions and limitations and to supervision, examination and enforcement by state and federal regulatory authorities. In addition, the banking crisis in the United States that began in 2007 has resulted in increased regulations, and we anticipate that further regulations will be implemented in the future. The laws and regulations affecting banks, and the interpretations thereof, are subject to material changes, and any such changes may adversely impact portfolio investments and could result in the Company facing material losses or having to divest some or all of its investments under adverse market conditions. As a result of the extensive federal and state restrictions and limitations, supervision and enforcement, banking institutions have less operational flexibility and are generally subject to greater regulatory risks than companies in other industries that are less regulated.

Numerous and Extensive Regulations. There are various federal statutes that regulate U.S. banking institutions, including, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act, the Federal Reserve Act, the National Bank Act, the Home Owners' Loan Act of 1933 (the "HOLA"), the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), the Investment Advisers Act and the Investment Company Act. These federal statutes have been amended, often materially, over the years and may continue to be amended in the future, and the consequences of such future amendments may be materially adverse to the Company's investments or the financial services industry in general. In addition to these various federal statutes, federal regulatory agencies, including among others the Federal Reserve Board, the Office of the Comptroller of the Currency (the "OCC"), the FDIC and the CFPB, together in certain cases with state banking regulatory agencies (individually, a "Regulatory Agency" or, collectively, the "Regulatory Agencies"), have adopted regulations and guidelines which are subject to interpretation, and which continue to be amended and revised and such amendments and revisions or a change in interpretation of existing regulations or guidelines may be materially adverse to the Company's portfolio companies or the financial services industry in general. Much of the regulatory framework that has been developed is intended to protect depositors, the FDIC and the banking system in general and, as such, stockholders in such regulated institutions may be disadvantaged, in some cases materially, by amendments and revisions to such statutes, regulations or guidelines, or interpretations thereof, or by the enforcement of such statutes and regulations by Regulatory Agencies.

Adverse consequences, including without limitation civil penalties, fines, suspension or termination of deposit insurance, may result in the event that any banking institution fails to comply with applicable rules or regulations. These rules and regulations are complex and are subject to interpretation and may be subject to change, which imposes compliance risk on the entities that are subject to these rules and may be adverse to the Company.

In addition, banking institutions are subject to various quantitative judgments by Regulatory Agencies, which may include subjective judgments regarding credit risk, interest rate and liquidity risk, operational risk and other factors, including subjective judgments on the "safety" or "soundness" of an institution.

The Dodd-Frank Act. The Dodd-Frank Act significantly changed the U.S. bank regulatory structure and significantly affected the lending, investment, trading and operating activities of community banks and their holding companies. These significant changes include, but are not limited to:

•  elimination of the Office of Thrift Supervision and the transfer of supervisory and examination authority over federal savings and loan associations to the OCC, state savings and loan associations to the FDIC, and savings and loan holding companies to the Federal Reserve Board;

•  application of consolidated regulatory capital requirements to savings and loan holding companies;

•  a requirement that the minimum consolidated capital levels for all depository institution holding companies be no less stringent than those required for the insured depository subsidiaries and that components of Tier 1 capital be restricted to capital instruments that are currently considered to be Tier 1 capital for insured depository institutions, which would exclude instruments such as trust preferred securities and cumulative preferred stock, subject to certain grandfathering provisions and a five-year phase-in period that started July 21, 2010;

•  extension of the "source of strength" doctrine, that requires holding companies to act as a source of strength to their subsidiary depository institutions by providing capital, liquidity and other support in times of financial stress, to savings and loan holding companies;

•  establishment of the CFPB with expansive powers to supervise and enforce consumer protection laws;

•  a requirement that originators of certain securitized loans retain a portion of the credit risk;

•  implementation of significant reforms related to mortgage originations;

•  increased stockholder influence over boards of directors by requiring companies to give stockholders a non-binding vote on executive compensation and so-called "golden parachute" payments; and

•  a requirement that the Federal Reserve Board promulgate rules prohibiting excessive compensation paid to company executives, regardless of whether the company is publicly traded or not.

Many of the provisions of the Dodd-Frank Act are subject to delayed effective dates and/or require the issuance of implementing regulations. Their impact on operations cannot yet fully be assessed. However, there is a significant possibility that the Dodd-Frank Act will, in the long run, increase regulatory burden, compliance costs and interest expense for community banks.

Capital Adequacy Requirements. Banking institutions are required to meet certain capital adequacy guidelines or rules that involve assessments of their assets and liabilities, including contingent and off-balance sheet items and other items which may be based on subjective inputs, as determined by the Regulatory Agencies. The Federal Reserve Board has established minimum capital adequacy requirements that are calculated in relation to assets and various off-balance sheet exposures. The Dodd-Frank Act imposes more stringent capital requirements on bank holding companies and savings and loan holding companies by, among other things, applying consolidated capital requirements to savings and loan holding companies, imposing leverage ratios on bank holding companies and savings and loan holding companies and prohibiting new trust preferred issuances from counting as Tier 1 capital. In addition, in response to the Dodd-Frank Act requirements and the Basel III protocols, the Regulatory Agencies have proposed more stringent capital requirements that, if adopted in their current form, would apply to community banks. These restrictions may significantly limit the future capital strategies of community banks.

Non-compliance with capital adequacy requirements may result in limitations on operations or other orders, which may be materially adverse to the financial institutions in which we invest. If a depository institution fails to meet certain capital adequacy standards or requirements (such institution is referred to as an "undercapitalized institution" if it is not well capitalized or adequately capitalized), the appropriate Regulatory Agency may be required by law to take one or more actions with respect to such undercapitalized institution. These actions may include requiring the institution to issue new shares, merge with another depository institution, restrict the rates of interest such institution pays on deposits, restrict asset growth, terminate certain activities or forcing it to divest of certain or all of its subsidiaries, dismiss certain directors or officers, place the depository institution into an

FDIC-administered receivership or conservatorship or take any other action that, in the Regulatory Agency's judgment, will resolve the problems of the institution at the least possible loss to the FDIC.

We may become subject to adverse current or future banking regulations.

We will seek to structure our investments to avoid being regulated by various banking authorities. Therefore, we do not currently expect to be regulated by any state or federal banking regulatory bodies and will have significant flexibility with respect to the manner in which we operate. However, if we are deemed to have acquired control of one or more banking institutions, we would become a bank holding company subject to the Bank Holding Company Act and the regulations thereunder or a savings and loan holding company subject to the HOLA and the regulations thereunder. While the rules for bank holding companies and savings and loan holding companies vary, the Federal Reserve Board will generally find that we control a banking institution if we own 25% or more of any class of voting securities or 33% or more of the total equity (voting or non-voting) of a banking institution; or if we own 10% or more of the voting stock of the banking institution and we have representation on the board of directors of the banking institution or other indicia of control (such as control in any manner of the election of a majority of the institution's directors, or a determination by the regulator that we have the power to direct, or directly or indirectly to exercise a controlling influence over, the management or policies of the banking institution). There is a presumption of non-control if we own or control less than 5% of the outstanding shares of any class of voting securities. If we are deemed to have acquired control of one or more banking institutions:

•  we would become subject to supervision and examination by the applicable Regulatory Agencies, including the Federal Reserve Board;

•  the Federal Reserve Board would subject us to periodic reporting requirements applicable to bank holding companies or savings and loan holding companies; and

•  we would become subject to restrictions on non-banking activities (i.e. any activity other than banking or managing or controlling banks or performing services for its subsidiaries) applicable to bank holding companies and savings and loan holding companies, including restrictions on acquiring direct or indirect ownership or control of more than 5% of any class of voting securities of any company engaged in non-bank activities. We would only be permitted to engage in, or acquire an interest in companies that engage in, activities that the Federal Reserve Board has determined to be incidental to the activity of banking or managing or controlling banks to a limited extent. These restricted activities include, among other activities, owning and operating a savings association, escrow company, trust company or insurance agency; acting as an investment or financial adviser, or providing securities brokerage services; and, in the case of a financial holding company or unitary savings and loan holding company, activities that are financial in nature, incidental to financial activities or complementary to a financial activity, such as lending activities, insurance and underwriting equity securities. In addition to restrictions on permissible activities and investments, bank holding companies, financial holding companies, and their subsidiary banks are prohibited from entering into certain tying arrangements in connection with extension of credit, lease, sale of property or provision of any services should the Federal Reserve Board find the arrangement resulting in anti-competitive practices.

In addition, if we were deemed to be in control of a bank which is not "well capitalized" or not "well managed" as defined by the relevant Regulatory Agency, the Federal Reserve Board and certain other Regulatory Agencies would have the authority to impose various limitations or regulatory actions on us, including:

•  limitations on our ability to pay dividends or distributions to our stockholders;

•  forced divestiture of certain of our investments deemed by such Regulatory Agency as in danger of becoming insolvent and as posing significant risk to the undercapitalized institution;

•  requiring us to provide financial support to the portfolio bank under the Federal Reserve Board's "source of strength" doctrine when we would otherwise be disinclined to do so or when we would consider itself unable to do so, which could force us to satisfy such obligation through divesture of other assets or through raising additional funds from existing stockholders or third-party investors; and

•  the imposition by the FDIC of "cross-guarantee" liability upon any commonly controlled insured depository institutions for deposit insurance losses incurred by the FDIC. A depository institution's liability under the cross-guarantee provision is generally senior to (i) obligations to stockholders or (ii) any obligation or liability owed to any affiliate of such depository institution. Thus, portfolio companies that are insured depository institutions may be subject to such cross-guarantee liability with respect to other portfolio companies that are also insured depository institutions.

Ownership of our stock by certain types of regulated institutions may subject us to additional regulations.

If a bank holding company or savings and loan holding company stockholder is deemed to control us, we would be subject to the "umbrella" supervision of the Federal Reserve Board and potentially other regulatory agencies and such supervision may expose us to the regulatory burdens discussed above and to additional expenses or limitations in carrying out its investment objective, which may be materially adverse to the holders of our common stock. In the event that a bank holding company or savings and loan holding company stockholder is deemed to control us, it would have to obtain prior approval or non-objection of the Federal Reserve Board whenever the Company acquires, directly or indirectly, more than 5% of any class of voting securities of a U.S. bank or of a non-bank financial company (unless, in the case of a non-bank financial company, such bank holding company stockholders is a financial holding company). In the event that a bank holding company or savings and loan holding company stockholder controls us, we could not, without prior approval of the Federal Reserve Board, acquire more than 5% of any class of voting securities of any non-financial company, unless the bank holding company stockholder that controls us is a financial holding company; however, if each bank holding company stockholder that controls us is a financial holding company, we could make any investment in any non-financial company (but not in a bank or non-bank financial company) pursuant to the Bank Holding Company Act. If a bank holding company stockholder or savings and loan holding company controls us, then any direct or indirect investment by us in more than 5% of any class of voting securities of a foreign company (including a foreign bank) would have to comply with the provisions promulgated by the Federal Reserve Board.

Investments in banking institutions and transactions related to our portfolio investments may require approval from one or more regulatory authorities.

We would be required to seek prior approval from the Federal Reserve Board in order to acquire control of more than 5% of the outstanding shares of any class of voting securities or 25% or more of the total equity (voting and non-voting) or other controlling interests of a bank, bank holding company or financial holding company. In addition, bank holding companies (but, not financial holding companies) are required to obtain approval prior to purchasing 25% or more of the total equity of a non-bank financial company.

We would be required to seek prior approval from the Federal Reserve Board or the OCC if we proposed to acquire control of a savings and loan association or a savings and loan holding company.

If we were deemed to be a bank holding company or savings and loan holding company, bank holding companies or savings and loan holding companies that invest in us will be subject to certain restrictions and regulations.

If we were deemed to be a bank holding company or savings and loan holding company, a bank holding company or savings and loan holding company stockholder could acquire less than 5% of any class of our stock, and less than 25% of our total equity, without Federal Reserve Board approval, provided that such bank holding company or savings and loan holding company stockholder does not control us. If we made controlling investments, directly or indirectly in a U.S. bank, then any bank holding company or savings and loan holding company stockholder that acquires more than 5% of any class of voting interests or 25% of our total equity would be required to receive prior written approval of the Federal Reserve Board before acquiring such interests. Bank holding company or savings and loan holding company stockholders that are not financial holding companies may be required to obtain prior approval from the Federal Reserve Board prior to acquiring more than 5% of any class of voting interests or 25% of our total equity if we make non-controlling or controlling investments in non-bank financial companies.

Each prospective investor that is or may become a bank holding company or financial holding company or savings and loan holding company is strongly urged to consult its own legal advisers with respect to the consequences under applicable regulatory regimes regarding banking institutions and investors therein of the purchase and ownership of our shares.

Risks Related to Our Advisor and/or its Affiliates

Our performance is dependent on our Advisor, and we may not find a suitable replacement if the management agreement is terminated.

All of our executive officers are also executive officers of our Advisor or its affiliates. We have no separate facilities, employees or management and rely on our Advisor, which has significant discretion as to the implementation of our operating policies and strategies. We will depend on our Advisor and its affiliates for certain services including administrative and business advice. We are subject to the risk that our Advisor will terminate the management agreement and that no suitable replacement will be found. Investors who are not willing to rely on our Advisor or our management by StoneCastle Partners should not invest in our common stock. The employees, systems and facilities of our Advisor and StoneCastle Partners may be utilized by other funds and companies advised by them or their affiliates. Our Advisor may not have sufficient access to such employees, systems and facilities in order to comply with its obligations under the management agreement. We believe that our success depends to a significant extent upon the experience of StoneCastle Partners' executive officers, portfolio managers and employees, whose employment is not guaranteed.

The departure or death of any of the members of senior management of our Advisor or StoneCastle Partners may adversely affect our ability to achieve our business objective; our management agreement does not require the availability to us of any particular individuals.

We depend on the diligence, skill and network of business contacts of the employees of our Advisor and StoneCastle Partners, whose investment professionals will evaluate, negotiate, structure, close and monitor our assets. Our future success depends on the continued service of the management team of StoneCastle Partners, and that continued service is not guaranteed. The management agreement does not obligate that any particular individual's services be made available to us. The departure, death or disability of any of the members of the management of StoneCastle Partners could have a material adverse effect on our ability to achieve our business objective.

If our Advisor ceases to be our manager under our management agreement, financial institutions that provided our credit facilities may not provide future financing to us.

The financial institutions that will finance our investments pursuant to reverse repurchase agreements and other credit facilities arranged by our Advisor may require that our Advisor serve as our manager as a condition to making continued advances to us under these credit facilities. Additionally, if our Advisor ceases to be our adviser, each of these financial institutions under these credit facilities may terminate their facility and their obligation to advance funds to us in order to finance our future investments. If our Advisor ceases to be our manager for any reason and we are not able to obtain financing under these credit facilities, our growth maybe limited and our earnings and book value may be adversely affected.

Our Advisor's liability is limited under our management agreement, and we have agreed to indemnify our Advisor against certain liabilities.

Pursuant to our management agreement with our Advisor, its affiliates and their officers, directors, managing members, members and employees will not be liable to us, our directors, or our stockholders for acts performed in accordance with and pursuant to our management agreement, except by reason of acts constituting willful misconduct, bad faith or gross negligence, or as otherwise required by applicable law.

Pursuant to our management agreement, we will indemnify our Advisor, its affiliates and their officers, directors, managing members, members, employees and certain other parties against all losses, expenses and costs or damages arising out of or in connection with actions of such indemnified party or failure to act on the part of such indemnified party all in connection with our investment activities or in respect of our management agreement or the services provided by our manager or StoneCastle Partners to us, in the absence of willful misfeasance, gross negligence or bad faith. See "Management—Management Agreement." In addition, under the license agreement, we have agreed to indemnify StoneCastle Partners for our unauthorized use of the "StoneCastle" name and marks.

There may be potential conflicts of interest between our management or Advisor, on one hand, and the interest of our common stockholders, on the other.

Our Advisor is subject to certain conflicts of interest in our management. These conflicts will arise primarily from the involvement of our Advisor and its affiliates in other activities that may conflict with our activities. Our Advisor and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, they may engage in activities where their interests or the interests of their clients may conflict with our interests and the interests of the holders of our common stock. Other present and future activities of our Advisor and its affiliates may give rise to additional conflicts of interest which may have a negative impact on us.

Our Advisor's compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to our Advisor's clients over time. As a result of our Advisor's allocation policies, we may not be able to invest in all opportunities that are appropriate for us and this may have the effect of reducing our potential earnings. Although our Advisor has agreed with us that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures, there is no assurance that these policies and procedures will work as intended or that we will be allocated our fair share of investment opportunities over time or appropriately allocated the fees and expenses of the Advisor.

We are limited in our ability to conduct transactions with affiliates.

The Investment Company Act imposes restrictions on transactions we can conduct with our affiliates. These restrictions prohibit us from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by StoneCastle Asset Management LLC, StoneCastle Financial Corp. or any of their respective affiliates. These restrictions also prohibit certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Our Advisor's investment committee is not independent from its management.

Our Advisor's investment committee is comprised exclusively of our affiliated persons, and they are the same individuals who manage our assets. The individuals comprising our Advisor's investment committee may have inherent conflicts of interest with the holders of common stock, since they also advise other investment companies affiliated with us. We cannot guarantee that the investment opportunities provided to us will have better results than investment opportunities provided to our affiliates.

We may compete with our Advisor's current and future investment vehicles for access to capital and assets.

Our Advisor and its affiliates may sponsor or manage additional investment funds in the future. Although these funds may have different business objectives and operate differently than we do, we may nonetheless compete with these funds for capital or assets or for access to the benefits that we expect our Advisor to provide to us.

There may be other conflicts of interest in our relationship with our Advisor and/or its affiliates that could negatively affect our earnings.

Our Advisor and/or its affiliates manage, sponsor and invest in other secured borrowings via special purpose vehicles, investment funds, hedge funds and separate accounts and may in the future sponsor additional investment funds and other investments in community banks, commercial loans, municipal debt and other targeted assets in the community banking sector, and some of the members of our board of directors and officers or members of our Advisor's investment committee may serve as officers and/or directors of these other entities. This may give rise to conflicts of interest, including that certain assets appropriate for us may also be appropriate for one or more of these entities, and our Advisor may decide to allocate a particular opportunity other than to us. Our Advisor will often make asset purchase and sale decisions for us and any subsidiaries at the same time as asset purchase and sale decisions are being made for other affiliated entities for which our Advisor or one of our Advisor's affiliates is the investment adviser, in which case our Advisor will face conflicts in the allocation of business opportunities. Our Advisor and/or its affiliates may also engage in additional management and investment opportunities in the future which may compete with us for business opportunities.

The restrictive covenants that would govern our potential secured borrowings may have greater limitations on the disposition and reinvestment of assets than do other accounts managed by our Advisor. This may result in dispositions and reinvestments not being able to be made on as advantageous a basis as our Advisor may be able to achieve for such other accounts and such other dispositions and reinvestments may adversely affect the price at which such assets can be sold or purchased on our behalf.

Our Advisor's management of our business is subject to the oversight of our board of directors, but our board of directors will not approve each business decision made by our Advisor.

Our Advisor is authorized to follow a very broad business approach, including the selection of the amount and form of leverage we will employ. Our policies do not impose any limitations on the types of investments within the community banking sector and as a result, we cannot predict with any certainty the percentage of our assets that will be in each category. We may change our business strategy and policies for how we invest in community banks without a vote of stockholders. Our board of directors will periodically review our business approach and our assets. However, our board of directors will not review each proposed purchase. In addition, in conducting periodic reviews, our board of directors will rely primarily on information provided to it by our Advisor.

Our Advisor may be incentivized to incur additional leverage, up to the extent permitted by regulations.

Our Advisor's management fee is based on our gross assets at the end of each quarter, not net of any leverage that we incur. Our Advisor therefore may be incentivized to increase our leverage within regulatory limits in order to increase our asset value. Additional leverage may pose risks that could adversely affect our results of operations and our ability to declare and pay dividends. See "Leverage" and "Risk Factors—Risks Related to our Operations."

Our Advisor can resign on not less than 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Advisor has the right, under the management agreement, to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Risks Related to this Offering

The price for our common stock may be volatile.

The trading price of our common stock following this offering may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•  changes in the value of our portfolio of investments;

•  price and volume fluctuations in the overall stock market from time to time;

•  significant volatility in the market price and trading volume of securities of similar investment companies; our dependence on the community banking sector and changes in conditions relating to that sector; our inability to deploy or invest our capital;

•  fluctuations in interest rates;

•  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•  operating performance of companies comparable to us;

•  changes in regulatory policies with respect to investment companies;

•  our ability to borrow money or obtain additional capital;

•  losing RIC status under the Code;

•  actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•  general economic conditions and trends;

•  departures of key personnel; and

•  exchange-related technological disruptions.

Shares of closed-end investment companies often trade at a discount to their net asset value.

We cannot predict the prices at which our common stock will trade. Although our common stock is listed on the NASDAQ Global Select Market, an active trading market for our shares may not be sustained. In the absence of an active trading market for our common stock, investors may not be able to sell their common stock at or above the offering price or our NAV.

Shares of closed-end investment companies have in the past frequently traded at discounts to their NAV and our common stock may also be discounted in the market. This characteristic is a risk separate and distinct from the risk that our NAV could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot assure you whether our common stock will trade above, at or below our NAV. Whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor's purchase price for our common stock. Because the market price of our common stock is affected by factors such as NAV, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV or at, below or above the offering price. In addition, if shares of our common stock trade below their NAV, we will generally not be able to issue additional shares of common stock at their market price without first obtaining the approval of our stockholders and our independent directors to such issuance.

Future offerings of debt securities or preferred stock, which would rank senior to our common stock upon our liquidation, and future offerings of equity securities, which would dilute our existing stockholders and may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of our common stock.

If you purchase our common stock in this offering, the price that you pay will be greater than the NAV per share of common stock immediately following this offering. This discrepancy is in large part due to the expenses we incurred in connection with the consummation of this offering. In the future, we may attempt to increase our capital resources by making offerings of debt or additional offerings of equity securities, including offerings of preferred stock, the terms of which may be determined in the discretion of our board of directors. Upon liquidation, holders of our debt securities and holders of our preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings may dilute the holdings of our existing stockholders or reduce the market price of our common stock, or both. Our preferred stock, if issued, could have a preference on liquidating distributions or a preference on dividend payments that could limit our ability to make a dividend distribution to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, holders of our common stock bear the risk of our future offerings reducing the market value of our common stock and diluting their holdings of shares in us.

There are material limitations with making preliminary estimates of our financial results for the three months ended September 30, 2014 prior to the completion of our financial procedures for such period.

The preliminary financial statements contained in "The Company—Recent Developments" are not a comprehensive statement of our financial results for the three months ended September 30, 2014 and have not been audited by our former or current independent registered public accounting firm. Our financial statements for the three months ended September 30, 2014 will not be available until after this offering is completed and, consequently, will not be available to you prior to investing in this offering. Our actual financial results for the three months ended September 30, 2014 may vary materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended September 30, 2014 are finalized. The preliminary financial data included herein have been prepared by, and are the responsibility of, management. Neither our former or current independent registered public accounting firm, nor any other independent accountants, have yet audited, reviewed, compiled or performed any procedures with respect to such preliminary data set forth herein. Accordingly, such firms have not expressed an opinion or any other form of assurance with respect thereto.

Risks Related to Taxation

We may not be able to meet the requirements to maintain RIC status.

In order to qualify as a RIC, we must be registered as a management company under the Investment Company Act at all times during each taxable year and meet an income test, a diversification/asset test and certain distribution requirements. Failure to meet any of these requirements could result in the discontinuance of our treatment as a RIC, which would increase our tax expense and could adversely affect our NAV, results of operations and ability to distribute dividends.

We will be subject to corporate-level federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code.

If we fail to qualify for or maintain RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level federal income tax (and any applicable state and local taxes) and our stockholders would be subject to the federal income tax rules that apply to stockholders in a regular, or "C," corporation. The conversion from a RIC to a regular, or "C," corporation could have a materially adverse tax impact on us and our stockholders in the taxable year in which RIC status is lost and in future taxable years. Further, if we seek to re-establish RIC status after operating as a regular, or "C," corporation, because we will have operated as a regular corporation, we would have to distribute to our stockholders our pre-election earnings and may also be taxed on the gain in appreciated assets that we hold when we re-elect to be a RIC.

Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder's particular circumstances and whether certain temporary tax provisions are extended.

Unless Congress extends the temporary rule of Code section 871(k) (scheduled to expire for taxable years of RICs beginning after December 31, 2013) that provides certain "look-through" treatment to Non-U.S. Stockholders (as defined in "U.S. Federal Income Tax Considerations"), permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax, an investment in a RIC by a Non-U.S. Stockholder may have adverse tax consequences to a Non-U.S. Stockholder relative to a direct investment in our assets. This is because the interest income and certain short-term capital gains that generally would not be subject to U.S. withholding tax if earned directly by a Non-U.S. Stockholder are transformed into dividends that are subject to U.S. withholding tax. As of the date hereof, a congressional bill has been introduced to extend Code section 871(k) and not yet acted upon. Consequently, as of the date hereof, withholding generally applies to all distributions. It should also be noted that even if section 871(k) is extended, withholding would still apply (generally at a 30% rate or lower applicable treaty rate) to the extent that distributions are from the Company's dividend income, interest income from non-U.S. sources or foreign currency gains. We strongly urge you to review carefully the discussion under "U.S. Federal Income Tax Considerations" and to seek advice based on your particular circumstances from an independent tax adviser.

NET ASSET VALUE

We will determine and publish the NAV of our common stock on at least a quarterly basis and at such other times as our board of directors may determine. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received, dividends declared but not yet received), less: all of our liabilities and including (i) accrued expenses; (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock.

We will determine fair value of our assets and liabilities in accordance with valuation procedures that our board of directors adopt. Generally we seek to obtain market quotes from independent parties for each of our investments. Our board of directors has engaged the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. Our board of directors also reviews valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our board of directors. Our board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors also reviews valuations of such investments provided by the Advisor and assigns the valuation it determines to best represent the fair value of such investments.

•  The fair value for publicly-traded equity securities and equity-related securities will be determined by using readily available market quotations from the principal market, if available. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value will be determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, will be used. If there were no reported sales on the security's principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•  An equity security of a publicly traded company acquired in a private placement transaction is subject to restrictions on resale that can affect the security's liquidity and fair value. Such securities that are convertible into publicly traded common stock or securities that may be sold pursuant to Rule 144 shall generally be valued based on the fair value of the freely tradable common stock counterpart, less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•  Our board of directors uses the services of one or more regionally or nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

•  Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security's liquidity and fair value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities.

•  Short-term securities, including bonds, notes, debentures and other fixed income securities and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker. Short-term securities normally will be valued at amortized cost unless market condition or other factors lead to a determination of fair value at a different amount.

•  Other assets, including equity investments for which there is no market, will be valued at market value pursuant to written valuation procedures adopted by our board of directors, or if a market value cannot be obtained (including with respect to classes of investments noted above) or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our board of directors. In making these determinations, our board of directors has engaged an independent valuation firm to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. We intend for such a third-party valuation firm to provide valuation advice with respect to approximately 25% of our investment portfolio each quarter.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our board of directors or a designated committee thereof for approval at the next regularly scheduled board meeting. See "Risk Factors—Risks Related to Our Advisor and/or its Affiliates."

DIVIDEND REINVESTMENT PLAN

We have a dividend reinvestment plan for our stockholders. Our plan is an "opt out" dividend reinvestment plan. As a result, if a stockholder's shares are registered directly with us or with a brokerage firm that participates in our dividend reinvestment plan (the "Plan") through the facilities of the Depository Trust Company ("DTC"), and such stockholder's account is coded for dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by Computershare Trust Company, N.A., as Plan agent (the "Plan Agent"), in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder's account is not coded dividend reinvestment by such brokerage firm, and such stockholder receives distributions in cash. If a stockholder's shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment professional to determine what arrangements can be made to set up its account to participate in the Plan if desired, and, until such arrangements are made, a stockholder receives distributions in cash.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder is determined by dividing the total dollar amount of the dividends payable to such stockholder by 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market (or such other exchange or quotation system on which the common stock is primarily traded) for the five trading days immediately prior to the valuation date fixed by our board of directors. In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder is determined by dividing the total dollar amount of the dividends payable to such stockholder by the weighted average purchase price, without deduction for transaction processing fees such as brokerage commissions and other related costs, of all such shares purchased by the Plan Agent on the open market in connection with such distribution.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent. Stockholders may elect not to participate in the Plan by notifying the Plan Agent in writing so that it is received by the Plan Agent no later than 5 days prior to the applicable dividend record date. Any such election will remain in effect until the stockholder notifies the Plan Agent in writing of the withdrawal of such election, which withdrawal must be received by the Plan Agent no later than 5 days prior to the applicable dividend record date. A stockholder that holds its shares through a broker or other nominee must make any such election or termination through its broker or nominee.

Whenever we declare a distribution payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common stock.

We will use primarily newly-issued common stock to implement the Plan, whether our shares are trading at a premium or at a discount to NAV. However, we reserve the right to instruct the Plan Agent to purchase shares in the open market in connection with its obligations under the Plan. Such purchases may be effected through an affiliated or unaffiliated broker-dealer as selected by the Plan agent. The broker-dealer may charge transaction processing fees such as brokerage commissions and other related costs in addition to any compensation received by the Plan Agent.

We cannot establish the number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock will experience dilution over time. The level of discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The Plan Agent will maintain all stockholders' accounts in the Plan and will furnish written confirmation of each acquisition made for the participant's account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent's name or that of its nominee, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. If the participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions, fees and transaction costs incurred for the transaction, and the Plan Agent is entitled to deduct a $15 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. The Plan proceeds to non-U.S. persons may be subject to withholding tax. See "U.S. Federal Income Tax Considerations."

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our board of directors such a change is warranted. We may terminate the Plan upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of the common stock to be delivered to him, her or it. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds the brokerage commissions, fees and transaction costs incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

DESCRIPTION OF COMMON STOCK

The following descriptions of our shares, certain provisions of Delaware law and certain provisions of our certificate of incorporation and our bylaws are summaries and are qualified by reference to Delaware law and our certificate of incorporation and bylaws, copies of which are available from us upon request.

General

Our certificate of incorporation provides that our board of directors (without any further vote or action by our stockholders) may cause us to issue up to 40,000,000 shares of common stock, par value $0.001 per share, and up to 10,000,000 shares of undesignated preferred stock, par value $0.001 per share. As of the date of this prospectus, there are 4,699,035 shares of common stock outstanding and no shares of preferred stock outstanding. All references to "stock" or "shares" herein refer to common stock, unless otherwise indicated. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and, when issued, the shares offered by this prospectus will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of shares outstanding as of June 30, 2014 was 4,698,011.

The following information regarding our authorized shares is as of June 30, 2014.

Title of Class	Amount Authorized	Amount Held by the Company for its Account	Amount Outstanding (Exclusive of Amount Held by the Company for its Account)
Common Stock, par value $0.001	40,000,000	0	4,698,011
Preferred Stock, par value $0.001	10,000,000	0	0

Common Stock

Voting Rights

The holders of common stock are entitled to one vote per share held of record on all matters submitted to a vote of our stockholders. Generally, except with respect to extraordinary corporate transactions, certain amendments to our certificate of incorporation, any amendment to our bylaws, liquidation and the election and removal of directors, all matters to be voted on by our stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all common stock present in person or represented by proxy. Removal of directors for cause must be approved by at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors. See "—Certificate of Incorporation and Bylaws—Amendment of Our Certificate of Incorporation and Bylaws" for a discussion of approval rights with regard to such amendments.

Dividend Rights

Holders of common stock share ratably (based on the number of shares of common stock held) in any dividend declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any preferred stock we may issue in the future.

Preemptive Rights

No holder of common stock is entitled to preemptive, redemption or conversion rights, sinking fund or cumulative voting rights.

Liquidation Rights

Upon our dissolution, liquidation or winding up, after payment in full of all amounts required to be paid to creditors and to the holders of preferred stock having liquidation preferences, if any, the holders of our common stock are entitled to receive an equal amount per share of all our remaining assets available for distribution.

Listing

Our common stock is traded on the NASDAQ Global Select Market under the ticker symbol "BANX."

Preferred Stock

Under our certificate of incorporation, our board of directors (without any further vote or action by our stockholders) is authorized to provide for the issuance from time to time of up to 10,000,000 shares of preferred stock consisting of one or more classes or series of preferred stock. Unless required by law or by any stock exchange, if applicable, any such authorized preferred stock will be available for issuance without further action by our common stockholders. Our board of directors is authorized to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. As of the date of this offering, no preferred stock is outstanding and we have no current plans to issue any preferred stock.

We may issue a series of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of holders of common stock might believe to be in their best interests or in which holders of common stock might receive a premium for their common stock.

The Investment Company Act requires that the total aggregate liquidation value and outstanding principal amount of all our preferred stock and debt securities not exceed 50% of the amount of our total assets (including the proceeds of preferred stock and debt securities) less liabilities and indebtedness not represented by our preferred stock and debt securities.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A.

Certificate of Incorporation and Bylaws

Organization and Duration

We were formed on February 7, 2013 as StoneCastle Financial Corp. and will remain in existence until dissolved in accordance with our certificate of incorporation.

Purpose

Under our certificate of incorporation, we are permitted to engage in any business activity that lawfully may be conducted by a corporation organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreement relating to such business activity.

Duties of Officers and Directors

Our certificate of incorporation provides that, except as may otherwise be provided by the certificate of incorporation or by our bylaws, our property, affairs and business shall be managed under the direction of our board of directors. Pursuant to our bylaws, our board of directors has the power to elect or appoint our officers and such officers have the authority to exercise the powers and perform the duties specified in our bylaws or as may be specified by our board of directors or delegated by our chief executive officer.

Our certificate of incorporation provides that we indemnify our directors and officers for acts or omissions to the fullest extent permitted by law. Under the Delaware General Corporation Law ("DGCL"), a corporation can only indemnify directors and officers for acts or omissions if the director or officer acted in good faith, in a manner he reasonably believed to be in the best interests of the corporation and, in a criminal action, if the officer or director had no reasonable cause to believe his conduct was unlawful.

Size and Election of Board of Directors

Our certificate of incorporation and bylaws provide that the number of directors may be established, increased or decreased by our board of directors but may not be fewer than one. Our certificate of incorporation will provide that our board of directors is divided into three classes. Each class of directors will hold office for a three-year term. The initial members of the three classes have staggered terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

Removal of Members of Our Board of Directors

The DGCL provides that directors may be removed, but only for cause, by an affirmative vote of at least a majority of the votes entitled to be cast by our stockholders generally in the election of our directors. Our certificate of incorporation states that directors may be removed at any time, but only for cause, by at least two-thirds of the votes entitled to be cast by our stockholders generally in the election of our directors.

Advance Notice of Director Nominations and New Business

Our certificate of incorporation provides that special meetings of stockholders may only be called by our board of directors, the chairman of our board of directors or our chief executive officer.

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or the chairman of the board of directors or (iii) by any stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws. Our bylaws provide that with respect to special meetings of our stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of persons for election to our board of directors may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) provided that our board of directors has determined that directors shall be elected at the meeting, by any stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

The purpose of requiring stockholders to give advance notice of nominations and other proposals is to afford our board of directors the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by our board of directors, to inform stockholders and make recommendations regarding the nominations or other proposals. The advance notice procedures also permit a more orderly procedure for conducting our stockholder meetings.

Limitations on Liability and Indemnification of Our Directors and Officers

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Our bylaws provide that our directors, officers, employees and agents, as well as persons serving as a director, officer, partner, trustee, member, manager, employee or agent of another enterprise at our request, will be indemnified, and may have their expenses of defense advanced, in each case to the full extent permitted under the DGCL.

The DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (i) such person acted in good faith, (ii) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (iii) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person's conduct was unlawful.

The DGCL further empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

To the extent a present or former director or officer is successful in the defense of any action, suit or proceeding noted above, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. We are further authorized to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon our receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification.

Amendment of Our Certificate of Incorporation and Bylaws

Amendments to our certificate of incorporation may be proposed only by or with the consent of our board of directors. To adopt a proposed amendment, our board of directors is required to seek written approval of the holders of the number of shares required to approve the amendment or call a meeting of our stockholders to consider and vote upon the proposed amendment. Generally, an amendment must be approved by at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors and, in general, to the extent that such amendment would have a material adverse effect on the holders of any class or series of shares, by the holders of a majority of the holders of such class or series. Amendments pertaining to removal of directors, indemnification of directors or amendment of certain provisions of the certificate of incorporation or any provision of the bylaws, however, require the approval of the holders of two-thirds of our voting stock then outstanding.

Our board of directors has the power to adopt, alter or repeal our bylaws. Our certificate of incorporation provides that our stockholders may adopt, alter or repeal our bylaws upon approval of at least two-thirds of the common stock then outstanding.

Merger, Sale or Other Disposition of Assets

Our board of directors is generally prohibited, without the prior approval of at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors, from causing us to, among other things, sell, exchange or otherwise dispose of all or substantially all of our assets in a single transaction or a series of related transactions, or approving on our behalf the sale, exchange or other disposition of all or substantially all of our assets, provided that our board of directors may mortgage, pledge, hypothecate or grant a security interest in all or substantially all of our assets without the approval of any stockholder.

Termination and Dissolution

Our existence is perpetual unless we are dissolved as provided by the DGCL.

Books and Reports

We are required to keep appropriate books of our business at our principal offices. The books will be maintained for both tax and financial reporting purposes a basis that permits the preparation of financial statements in accordance with US GAAP. For financial reporting purposes and tax purposes, our fiscal year and our tax year are the calendar year, unless otherwise determined by our board of directors in accordance with the Code.

We are required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at www.sec.gov.

Anti-Takeover Effects of Our Certificate of Incorporation and Bylaws

The following is a summary of certain provisions of our certificate of incorporation and bylaws that may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interest, including those attempts that might result in a premium over the market price for the interests held by stockholders.

Authorized but Unissued Stock

Our certificate of incorporation provides for authorized but unissued shares that our board of directors may use without the approval of any holders of our shares. Future issuances of common and preferred stock may be utilized for a variety of purposes, including future public offerings to raise additional capital, acquisitions and employee benefit plans. Our ability to issue additional shares and other equity securities could render more difficult or discourage an attempt to obtain control over us by means of a proxy contest, tender offer, merger or otherwise.

Delaware Business Combination Statute—Section 203

Some provisions of the DGCL law may delay or prevent a transaction that would cause a change in our control. Section 203 of the DGCL, which restricts certain business combinations with interested stockholders in certain situations, generally applies to a corporation unless otherwise set forth in the corporation's certificate of incorporation. We have not opted out of Section 203. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years after the date of the transaction by which that person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an interested stockholder is a person who, together with affiliates and associates, owns, or within three years prior, did own, 15% or more of voting stock.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Advance Notice Bylaw

Our bylaws provide that, in order for any matter to be considered properly brought before a meeting or for a stockholder to nominate a candidate for director, a stockholder must comply with requirements regarding advance notice to us, including the timing of such notice and the information that such notice must contain. Our certificate of incorporation provides that stockholders may not act by written consent without a meeting of stockholders. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent. Furthermore, stockholders do not have the ability to call a special meeting.

Amendment of Our Certificate of Incorporation and Bylaws

The DGCL generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws or certain provisions of our certificate of incorporation. In addition, our certificate of incorporation permits our board of directors to amend or repeal our bylaws by a majority vote of the board of directors.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations relating to the acquisition, holding and disposition of our common stock. For purposes of this section, under the heading "U.S. Federal Income Tax Considerations," references to "we," "us" or "our" mean only StoneCastle Financial Corp. and not any subsidiaries or other lower-tier entities that we may organize or invest in, except as otherwise indicated. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department ("Treasury regulations"), current administrative interpretations and practices of the U.S. Internal Revenue Service (the "IRS") and judicial decisions, all as currently in effect and all of which may be subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation and in particular does not discuss those issues that may be important to stockholders subject to special tax rules, such as:

•  former U.S. citizens or long-term residents subject to Code section 877 or section 877A;

•  entities subject to the U.S. anti-inversion rules;

•  persons who mark-to-market our common stock; subchapter S corporations;

•  U.S. Stockholders (as defined below) whose functional currency is not the U.S. Dollar;

•  financial institutions;

•  insurance companies;

•  broker-dealers;

•  trusts and estates;

•  holders who receive our common stock through the exercise of employee stock options or otherwise as compensation;

•  persons holding our common stock as part of a "straddle," "hedge," "conversion transaction," "synthetic security" or other integrated investment; and

•  tax-exempt organizations.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding our common stock should consult its own tax adviser regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of our common stock by the partnership.

This summary assumes that stockholders will hold our common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. Stockholders, and therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, a "U.S. Stockholder" is a stockholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A "Non-U.S. Stockholder" is a person that is neither a U.S. Stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

THE U.S. FEDERAL INCOME TAX TREATMENT OF OUR STOCKHOLDERS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING OUR COMMON STOCK TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER'S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, OF HOLDING AND DISPOSING OF OUR COMMON STOCK.

Qualification as a RIC

We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must be registered as a management company under the Investment Company Act at all times during each taxable year and meet (i) an income test, (ii) a diversification/asset test and (iii) certain distribution requirements. By qualifying as a RIC, we will not be subject to tax on that portion of our investment company taxable income and net realized capital gain that we distribute to our stockholders. Failure to meet any of these requirements would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action which would allow us to remain qualified as a RIC.

The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies; or net income from a "qualified publicly traded partnership."

The Diversification/Asset Test. At the end of each quarter of our taxable year, at least 50% of the value of our assets must be invested in cash and cash items (such as receivables); U.S. government securities; securities of other RICs; and securities of other issuers, provided that no investment in any such issuer exceeds 5% of the value of our assets or 10% of the issuer's outstanding voting securities. In addition, at the end of each quarter of our taxable year, generally no more than 25% of the value of our assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than the securities of other RICs) of any two or more issuers that we control (i.e., ownership of 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are engaged in the same or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

Distribution Requirements. Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (excess of net long-term capital gain over net short-term capital loss), reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions).

Taxation of a RIC

RICs generally are not subject to U.S. corporate income tax on the part of their net ordinary income and net realized capital gains that they distribute to their stockholders, provided that they comply with the requirements to be a RIC and meet applicable distribution requirements.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the RIC level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on the last day of our taxable year (or October 31st, if applicable) and (iii) certain undistributed amounts from the prior year on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (excess of net long-term capital gain over net short-term capital loss). A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we could for tax purposes have aggregate taxable income that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years.

Similarly, we may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the distribution requirements, even though we will not have received any corresponding cash amount.

As a RIC, we will be subject to the alternative minimum tax, or "AMT." Any items that are treated differently for AMT purposes must be apportioned between us and our U.S. Stockholders, and this may affect the U.S. Stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. Stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Taxation of a U.S. Stockholder

Distributions. Distributions by a RIC generally are taxable to U.S. Stockholders as ordinary income or capital gains.

Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. However, distributions to noncorporate stockholders attributable to dividends received by us from U.S. and certain foreign corporations will generally be eligible for the maximum federal capital gains tax rate of 20% applicable to qualified dividend income, as long as certain other requirements are met. For these lower rates to apply, the noncorporate stockholders must have owned our shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date and we must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of our distributions that otherwise qualify for these lower rates may be reduced as a result of our securities lending activities or a high portfolio turnover rate and may also be reduced as a result of certain derivative transactions entered into by us.

Distributions derived from our dividend income that would be eligible for the dividends received deduction if we were not a RIC may be eligible for the dividends received deduction for corporate stockholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of our securities lending activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by us.

Distributions of our net capital gains (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a non-corporate U.S. Stockholder as long-term capital gains which are generally subject to a maximum federal capital gains tax rate of 20%, to the extent of our current or accumulated earnings and profits, regardless of the U.S. Stockholder's holding period for his, her or its stock and regardless of whether paid in cash or reinvested in additional stock. Distributions in excess of our earnings and profits first will be treated as a return of capital. A return of capital is not taxable but will reduce a U.S. Stockholder's adjusted tax basis in our stock and, after the adjusted basis is reduced to zero, the amount of the distribution in excess of our earnings and profits and the U.S. Stockholder's adjusted tax basis will constitute capital gains to such U.S. Stockholder. Such capital gain will be long-term capital gain and thus will be generally taxed at a maximum federal capital gains tax rate of 20%, if the distributions are attributable to stock held for more than one year by a non-corporate U.S. Stockholder.

If we designate any of our retained capital gains as a deemed distribution, we will pay tax on the retained amount, and each U.S. Stockholder will be required to include the U.S. Stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder. The U.S. Stockholder may be entitled to claim a credit equal to the U.S. Stockholder's allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder's tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. Stockholders on long-term capital gains, the amount of tax that non-corporate U.S. Stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (i) whether the distribution requirements are satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

Sale of Stock. Upon the sale, exchange or other taxable disposition of our common stock, a U.S. Stockholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Stockholder's adjusted tax basis in our stock. Any such capital gain or loss will generally be a long-term capital gain or loss if the U.S. Stockholder has held the stock for more than one year at the time of disposition and such shares of common stock are held as capital assets. Otherwise, the gain would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Code Section 852(b)(4)(C)) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such stock. In addition, all or a portion of any capital loss arising from the sale or disposition of shares of our common stock may be disallowed to the extent the U.S. Stockholder acquires other shares of our common stock (through reinvestment of dividends or otherwise) within 30 days before or after the sale or disposition. In such case, any disallowed loss is generally added to the U.S. Stockholder's adjusted tax basis of the acquired stock.

Long-term capital gains of non-corporate U.S. Stockholders are generally subject to U.S. federal income taxation at a maximum capital gains rate of 20%. Capital losses generally are deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. Stockholder's common stock is registered directly with us or with a brokerage firm that participates in our Plan, the U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. Stockholder opts out of the dividend reinvestment plan. See "Dividend Reinvestment Plan." Any distributions reinvested under the Plan will nevertheless remain taxable to the U.S. Stockholder. To the extent that a U.S. Stockholder receives distributions in the form of additional shares of our common stock purchased in the market, the U.S. Stockholder should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. To the extent that a U.S. stockholder receives a distribution in newly issued shares of our common stock, the U.S. stockholder should be treated as receiving a distribution equal to the fair market value of the shares received on the date of the distribution, and should have a cost basis in the shares received equal to such amount. The additional shares of common stock will have a new holding period commencing on the day following the day on which the stock is credited to the U.S. Stockholder's account.

Tax on Net Investment Income. Non-corporate U.S. Stockholders whose income exceeds certain thresholds are subject to an additional 3.8% Medicare contribution tax on "net investment income," subject to certain limitations and exceptions. For this purpose, net investment income generally includes dividends and capital gains from the sale or other disposition of stock, such as our common stock, including qualified dividend income and long-term capital gains that are generally subject to the capital gains tax rate otherwise applicable to such income. U.S. Stockholders should consult their tax advisers regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of a Non-U.S. Stockholder

Distributions. Distributions by us will be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid to a Non-U.S. Stockholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Stockholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Stockholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Stockholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Stockholder is subject to such U.S. income tax on a distribution, then we are not required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Code section 871(k) (scheduled to expire for taxable years of RICs beginning after December 31, 2013) provides certain "look-through" treatment to Non-U.S. Stockholders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax. However, even if the rule is extended, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as eligible for the exemption, and a portion of our distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption. If this temporary "look-through" rule is extended, then dividends that are designated as interest income and net short-term capital gain will not be subject to U.S. withholding tax. If the temporary "look-through" rule is not extended, then all dividends (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to U.S. withholding tax as discussed in the preceding paragraph.

If the amount of a distribution exceeds our current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder's tax basis in our common stock. To the extent that any distribution received by a Non-U.S. Stockholder exceeds the Non-U.S. Stockholder's tax basis in our common stock and our current and accumulated earnings and profits, the excess will be treated as gain from the sale of the common stock and will be taxed as described in "Sales of Stock" below.

Sales of Stock. A Non-U.S. Stockholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our common stock, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Stockholder in the United States (or, if the Non-U.S. Stockholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Stockholder); (ii) the Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a "tax home" in the United States; or (iii) we are or have been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of our common stock or, if shorter, within the period during which the Non-U.S. Stockholder has held our common stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable Treasury regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We do not expect to be treated as a U.S. real property holding corporation.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a Non-U.S. Stockholder's common stock is registered directly with us or with a brokerage firm that participates in our Plan, the Non-U.S. Stockholder will have all cash distributions automatically reinvested in additional shares unless the Non-U.S. Stockholder opts out of the Plan. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gain dividend or interest-related dividend (if applicable and to the extent that the temporary "look-through" rule described above is extended), and is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the Non-U.S. Stockholder's account.

FATCA

Under Code sections 1471 through 1474 (the Foreign Account Tax Compliance Act, or "FATCA"), a person who makes a withholdable payment (as defined in Code Section 1473) to a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") must withhold at a 30% rate unless the FFI or NFFE meets certain requirements or provides certain information to the U.S. person making the payment. Withholdable payments generally include fixed or determinable annual or periodical ("FDAP") payments (such as our dividends) and gross proceeds from the sale or other disposition of any property of a type which can produce U.S.-source interest or dividends (such as our stock) and certain capital gain dividends. FATCA withholding on U.S.-source FDAP payments (such as our dividends) is generally scheduled to commence July 1, 2014, and FATCA withholding on payments of gross proceeds (such as sales of our common stock) is generally scheduled to commence January 1,

2017. As a result of FATCA, we are likely to require certain information, representations or both from stockholders that are considered FFIs or NFFEs in order for them to avoid withholding under FATCA.

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, Non-U.S. Stockholders are urged to consult their own tax adviser regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of our common stock.

Backup Withholding

We are required in certain circumstances to backup withhold on certain payments paid to non-corporate stockholders of our common stock who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Foreign Bank and Financial Accounts and Foreign Financial Asset Reporting Requirement

A U.S. Stockholder that owns directly or indirectly more than 50% by vote or value of our common stock is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future Treasury regulations, certain domestic entities) must report annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances stockholders would be required to report their indirect interests in our "specified foreign financial assets" (if any) under these new rules.

U.S. Stockholders may be subject to substantial penalties for failure to comply with these reporting requirements. U.S. Stockholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a U.S. Stockholder recognizes a loss of $2 million or more for an individual U.S. Stockholder or $10 million or more for a corporate U.S. Stockholder, the U.S. Stockholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. Stockholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Failure to Qualify or Maintain Status as a RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as a regular, or "C," corporation and our stockholders would be taxed as stockholders in such a regular, or "C," corporation.

The Company

If we were to fail to qualify as a RIC, we would be subject to U.S. federal income tax on our taxable income at the graduated rates applicable to corporations, currently at a maximum rate of 35%. We would generally recognize gain or loss on the sale, exchange or other taxable disposition of an equity security equal to the difference between the amount we realize on the sale, exchange or other taxable disposition and our adjusted tax basis in such equity security. To the extent that we had a net capital loss in any tax year, the net capital loss could be carried back three years and forward five years to reduce our capital gains, subject to certain limitations. Unlike capital gains realized by individuals which may be eligible for preferential tax rates, our net capital gain generally would be subject to U.S. federal income tax at the regular graduated corporate rates. Although we generally would be subject to tax on the dividends, interest, and other income we receive from our investments, we would be taxed on only a portion (generally 30%) of the dividends we receive that are eligible for the dividends received deduction of section 243 of the Code, subject to the restrictions of sections 246 and 246A of the Code. In particular, to the extent that any of our borrowings caused us to hold "debt financed portfolio stock" subject to the rules of section 246A of the Code, the dividends received deduction (generally 70%) would be reduced to reflect the proportion of debt financed portfolio stock.

If we elect to become a RIC after operating as a C corporation, either because we do not qualify as a RIC in our first taxable year or because we fail to maintain RIC status following an election, that election to become a RIC will have U.S. federal income tax consequences to us and our stockholders. First, RICs are not permitted to have any earnings and profits that preceded their becoming a RIC. Accordingly, pursuant to section 852(a)(2) of the Code, we will be required to distribute all of our earnings and profits to our stockholders prior to becoming a RIC. This may result in larger distributions, and more taxable income to our stockholders, than we would otherwise have made. Second, we will generally be taxed on the appreciated assets we own prior to becoming a RIC. We must pay tax at U.S. corporate income tax rates on these deemed gains, and the resulting tax will reduce the amounts that will be available for distribution to our stockholders in the future.

U.S. Stockholders

Distributions. Distributions by us in respect of our common stock would be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). This would be the case regardless of whether a stockholder receives cash or additional shares of our common stock pursuant to the Plan. Any such dividend would be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Stockholder that meets the holding period and other requirements for the dividends received deduction.

Dividends paid to certain non-corporate U.S. Stockholders would be eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (generally at a maximum federal capital gains tax rate of 20%), provided that the U.S. Stockholder receiving the dividend satisfies applicable holding period and other requirements applicable to qualified dividend income. If we made a distribution that exceeds our current and accumulated earnings and profits, that excess would be treated first as a tax-free return of capital to the extent of the U.S. Stockholder's tax basis in our common stock, and thereafter as capital gain. Any such capital gain generally would be long-term capital gain if the U.S. Stockholder has held the applicable common stock for more than one year.

Sales of Stock. As discussed above, upon the sale, exchange or other taxable disposition of our common stock, a U.S. Stockholder generally would recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Stockholder's adjusted tax basis in our stock. Any such capital gain or loss generally would be a long-term capital gain or loss if the U.S. Stockholder has held the common stock for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Stockholders are generally subject to U.S. federal income taxation at a maximum capital gains tax rate of 20%. Capital losses generally are deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

Tax on Net Investment Income. Non-corporate U.S. Stockholders (including individuals) whose income exceeds certain thresholds are subject to an additional 3.8% Medicare contribution tax on "net investment income," subject to certain limitations and exceptions. For this purpose, net investment income generally includes dividends and capital gains from the sale or other disposition of stock, such as our common stock, including qualified dividend income and long-term capital gains that are generally subject to the 20% maximum capital gains tax rate otherwise applicable to such income.

Non-U.S. Stockholders

Distributions. As discussed above under "U.S. Stockholders-Distributions," distributions by us would be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid to a Non-U.S. Stockholder generally would be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Stockholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Stockholder would be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U. S. Stockholder), then the distributions would be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Stockholder is subject to such U.S. income tax on distribution, then we are not required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements.

If the amount of a distribution exceeded our current and accumulated earnings and profits, such excess would be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder's tax basis in our common stock. To the extent that any distribution received by a Non-U.S. Stockholder exceeded the Non-U.S. Stockholder's tax basis in our common stock and our current and accumulated earnings and profits, the excess would be treated as gain from the sale of the common stock and will be taxed as described in "Sales of Stock" below.

Sales of Stock. A Non-U.S. Stockholder generally would not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our common stock, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Stockholder in the United States (or, if the Non-U.S. Stockholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Stockholder); (ii) the Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a "tax home" in the United States; or (iii) we are or have been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of our common stock or, if shorter, within the period during which the Non-U.S. Stockholder has held our common stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We do not expect to be treated as a U.S. real property holding corporation.

FATCA

FATCA would generally apply in the same manner as discussed above.

CERTAIN ERISA CONSIDERATIONS

The following is a general summary of certain considerations applicable to an investment in us by an employee benefit plan subject to ERISA (as defined below) or Section 4975 of the Code.

The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on "employee benefit plans" (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, including entities whose underlying assets include the assets of such plans (collectively, "ERISA Plans"), and on those persons who are fiduciaries with respect to ERISA Plans. Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions that involve the assets of an ERISA Plan and of other "plans" that are subject to Section 4975 of the Code (together with ERISA Plans, "Plans"), and certain persons (referred to as "parties in interest" or "disqualified persons") having certain relationships to such Plans, except to the extent that a statutory or administrative exemption applies. A party in interest or disqualified person who engages in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and Section 4975 of the Code.

ERISA, as well as a regulation promulgated by the U.S. Department of Labor, as modified by Section 3(42) of ERISA (the "DOL Plan Asset Regulation"), generally provides as relevant here that, when a Plan acquires an equity interest in an entity that is issued by an investment company registered under the Investment Company Act, the Plan's assets include the equity interest, but not, solely by reason of such investment, any of the underlying assets of the entity.

Even if our assets are not "plan assets" for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or Section 4975 of the Code, a prohibited transaction could arise in connection with a Plan's acquisition of our common stock. Consequently, the fiduciary of an ERISA Plan contemplating an investment in our common stock in the offering should consider, for example, whether we, any other person associated with the issuance of our common stock or any of their affiliates, is or might become a "party in interest" or "disqualified person" with respect to the ERISA Plan, and, if so, whether an exemption from such prohibited transaction rules is needed and is applicable.

Each purchaser of our common stock in the offering will be deemed to have represented, warranted and agreed that its purchase and holding of our common stock do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

THE PRECEDING DISCUSSION IS MERELY A SUMMARY OF CERTAIN ERISA IMPLICATIONS OF AN INVESTMENT IN OUR COMMON STOCK AND DOES NOT PURPORT TO BE COMPLETE IN ANY RESPECT. ANY PROSPECTIVE INVESTOR CONSIDERING AN INVESTMENT IN OUR COMMON STOCK IS STRONGLY URGED TO CONSULT ITS OWN LEGAL, TAX AND OTHER ADVISORS REGARDING THE CONSEQUENCES OF SUCH AN INVESTMENT UNDER ERISA AND SECTION 4972 OF THECODE IN LIGHT OF SUCH INVESTOR'S PARTICULAR CIRCUMSTANCES.

CLOSED-END FUND STRUCTURE

We are registered as a non-diversified, closed-end management investment company under the Investment Company Act, commonly referred to as a "closed-end fund." Closed-end management investment companies differ from open-end management investment companies (commonly referred to as "mutual funds") in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their stock at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end management investment company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem, or buy back, the shares at NAV. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end management investment companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company's investments. By comparison, closed-end management investment companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

When shares of closed-end management investment companies are traded, they frequently trade at a discount to their NAV. See "Risk Factors—Risks Related to this Offering." This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the closed-end management investment company's NAV may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to our Charter. Our shares of common stock are listed on the NASDAQ Global Select Market under the symbol "BANX."

UNDERWRITING

Keefe, Bruyette & Woods, Inc. is acting as the representative of the Underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement, each of the Underwriters named below has severally agreed to purchase from us the aggregate number of shares of common stock set forth opposite their respective names below:

Underwriters	Number of Shares
Keefe, Bruyette & Woods, Inc.	384,000
Robert W. Baird & Co. Incorporated	304,000
Oppenheimer & Co. Inc.	224,000
JMP Securities LLC	144,000
Wunderlich Securities, Inc.	176,000
BB&T Capital Markets, a division of BB&T Securities, LLC	96,000
Boenning & Scattergood, Inc.	96,000
Halliday Financial, LLC	80,000
Pershing LLC	96,000
Total	1,600,000

The underwriting agreement provides that the obligations of the several Underwriters are subject to various conditions, including approval of legal matters by counsel. The nature of the Underwriters' obligations commits them to purchase and pay for all of the shares of common stock (other than those covered by the over-allotment option described below) listed above if any are purchased.

The underwriting agreement provides that we will indemnify the Underwriters against liabilities specified in the underwriting agreement under the Securities Act, or will contribute to payments that the Underwriters may be required to make relating to these liabilities.

Keefe, Bruyette & Woods, Inc. expects to deliver the shares of common stock to purchasers on or about November 7, 2014.

Over-Allotment Option

We have granted a 45-day over-allotment option to the Underwriters to purchase up to a total of 240,000 additional shares of our common stock from us at the public offering price, less the sales load payable by us, as set forth on the cover page of this prospectus. If the Underwriters exercise this option in whole or in part, then each of the Underwriters will be separately committed, subject to the conditions described in the underwriting agreement, to purchase the additional shares of our common stock in proportion to their respective commitments set forth in the table above.

Commissions and Discounts

The Underwriters propose to offer the shares of common stock directly to the public at the public offering price set forth on the cover page of this prospectus, and at this price less a concession not in excess of $0.55 per share of common stock to other dealers specified in a master agreement among Underwriters who are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The sales load we will pay of $0.92 per share is equal to 4.0% of the public offering price. The Underwriters may allow, and the other dealers specified may reallow, concessions not in excess of $0.10 per share of common stock to these other dealers. After this offering, the offering price, concessions, and other selling terms may be changed by the Underwriters. Our common stock is offered subject to receipt and acceptance by the Underwriters and to the other conditions, including the right to reject orders in whole or in part.

The following table summarizes the compensation to be paid to the Underwriters by us and the proceeds, before expenses, payable to us:

		Total
	Per Share	Without Over-Allotment	With Over-Allotment
Public offering price	$23.00	$36,800,000	$42,320,000
Sales load	$0.92	$1,472,000	$1,692,800
Proceeds, before expenses, to us	$22.08	$35,328,000	$40,627,200

As part of our payment of our offering expenses, we have agreed to pay expenses related to the filing fees incident to, and the reasonable fees in connection with this offering, including the review by FINRA of the terms of the sale of the common stock and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the common stock.

Indemnification of Underwriters

We will indemnify the Underwriters against some civil liabilities, including liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the underwriting agreement. If we are unable to provide this indemnification, we will contribute to payments the Underwriters may be required to make in respect of those liabilities.

No Sales of Similar Securities

The Underwriters will require all of our directors and officers to agree not to offer, sell, agree to sell, directly or indirectly, or otherwise dispose of any shares of common stock or any securities convertible into or exchangeable for shares of common stock except for the shares of common stock offered in this offering without the prior written consent of Keefe, Bruyette & Woods, Inc. for a period of 90 days after the date of this prospectus.

We have agreed that, for a period of 90 days after the date of this prospectus, we will not, without the prior written consent of Keefe, Bruyette & Woods, Inc., offer, sell or otherwise dispose of any shares of common stock. Keefe, Bruyette & Woods, Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

NASDAQ Global Select Market Listing

Our common stock is quoted on the NASDAQ Global Select Market under the symbol "BANX."

Short Sales, Stabilizing Transactions, and Penalty Bids

In order to facilitate this offering, persons participating in this offering may engage in transactions that stabilize, maintain, or otherwise affect the price of our common stock during and after this offering. Specifically, the Underwriters may engage in the following activities in accordance with the rules of the SEC.

Short sales. Short sales involve the sales by the Underwriters of a greater number of shares than they are required to purchase in the offering. Covered short sales are short sales made in an amount not greater than the Underwriters' over-allotment option to purchase additional shares from us in this offering. The Underwriters may close out any covered short position by either exercising their over-allotment option to purchase shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the Underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are any short sales in excess of such over-allotment option. The Underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in this offering.

Stabilizing transactions. The Underwriters may make bids for or purchases of the shares for the purpose of pegging, fixing, or maintaining the price of the shares, so long as stabilizing bids do not exceed a specified maximum.

Penalty bids. If the Underwriters purchase shares in the open market in a stabilizing transaction or syndicate covering transaction, they may reclaim a selling concession from the Underwriters and selling group members who sold those shares as part of this offering. Stabilization and syndicate covering transactions may cause the price of the shares to be higher than it would be in the absence of these transactions. The imposition of a penalty bid might also have an effect on the price of the shares if it discourages presales of the shares.

The transactions above may occur on the NASDAQ Global Select Market or otherwise. Neither we nor the Underwriters makes any representation or prediction as to the effect that the transactions described above may have on the price of the shares. If these transactions are commenced, they may be discontinued without notice at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than the prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representative may agree to allocate a number of shares of common stock to Underwriters for sale to their online brokerage account holders. In addition, common stock may be sold by the Underwriters to securities dealers who resell common stock to online brokerage account holders.

We anticipate that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters may, from time to time, engage in transactions with or perform services for our Advisor and its affiliates in the ordinary course of business, including provision of leverage to us and investments by us or affiliates of our Advisor in Underwriters or affiliates of Underwriters.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Ave., New York, New York 10019. The principal business address of Robert W. Baird & Co. Incorporated is 777 East Wisconsin Ave.,

Milwaukee, Wisconsin 53202. The principal business address of Oppenheimer & Co. Inc. is 85 Broad Street, New York, New York 10004.

Notice to Prospective Investors in Switzerland. The shares of common stock may not be distributed (in the sense of article 3 of the Swiss Federal Act on Collective Investment Schemes ("CISA")) in or from Switzerland and will not be listed on the SIX Swiss Exchange ("SIX") or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for prospectuses under the CISA, the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares of common stock or the offering may be distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering or the shares of common stock have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of common stock will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA, and the offer of the common stock has not been and will not be authorized under the CISA. The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of the common stock. The shares of common stock may not be distributed to any investors in Switzerland.

Notice to prospective investors in Australia. This document does not constitute a disclosure document under Chapter 6D of the Australian Corporations Act 2001 (Cth) (the "Corporations Act") or a product disclosure statement under Chapter 7 of the Corporations Act and will not be lodged with the Australian Securities and Investments Commission. Notwithstanding the above, if this document is received in Australia, any offer pursuant to it is void and incapable of acceptance other than to the extent that it has been received by any person who is:

(a)  an existing shareholder, and the offer of Common Stock does not result in a breach of the "20 investors ceiling" nor the "AUD2 million ceiling," in circumstances to which section 708(1) of the Corporations Act applies;

(b)  a "sophisticated investor" under section 708(8) (a) or (b) of the Corporations Act;

(c)  a "sophisticated investor" under section 708(8) (c) or (d) of the Corporations Act who has provided an accountant's certificate to the Company which complies with the requirements of section 708(8)(c)(i) or (ii) of the Corporations Act;

(d)  a "professional investor" within the meaning of section 708(11) of the Corporations Act; or

(e)  a "wholesale client" for the purposes of section 761G(7) of the Corporations Act (and related regulations) who has complied with all relevant requirements in this respect.

Shares of Common Stock must not be offered for resale within Australia within 12 months of them being issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 of the Corporations Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. Their principal business address is 4 Becker Farm Road, Roseland, New Jersey 07068.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The Bank of New York Mellon, 103 Bellevue Parkway, Wilmington, Delaware 19809, will serve as our administrator. We pay the administrator a monthly fee computed at an annual rate of 0.04% of our first $200 million of average daily Managed Assets, 0.03% of our next $300 million of average daily Managed Assets, 0.02% of our next $500 million of average daily Managed Assets, 0.015% of our next $4 billion of average daily Managed Assets and 0.01% of our average daily Managed Assets in excess of $5 billion.

The Bank of New York Mellon, c/o BNY Mellon Asset Servicing, AIM 111 -0900, Atlantic Terminal Office Tower, 2 Hanson Place, Brooklyn, New York 11217, will serve as our custodian.

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and registrar for our common stock and serves as our dividend paying agent.

LEGAL MATTERS

Certain legal matters in connection with this offering will be passed upon for us by Pepper Hamilton, LLP, Philadelphia, Pennsylvania. Certain legal matters in connection with this offering will be passed upon for the Underwriters by Dechert LLP, Washington, D.C.

TABLE OF CONTENTS OF THE STATEMENT
OF ADDITIONAL INFORMATION

DISCUSSION OF MANAGEMENT'S OPERATIONS	S-1
INVESTMENT POLICIES AND TECHNIQUES	S-1
INVESTMENT RESTRICTIONS	S-7
MANAGEMENT	S-9
PORTFOLIO MANAGERS	S-20
PORTFOLIO TRANSACTIONS AND BROKERAGE	S-23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	S-24
DESCRIPTION OF COMMON STOCK	S-24
NET ASSET VALUE	S-30
U.S. FEDERAL INCOME TAX CONSIDERATIONS	S-32
PROXY VOTING POLICIES	S-40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-41
ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	S-41
FINANCIAL STATEMENTS	S-41
ADDITIONAL INFORMATION	S-42

APPENDIX A: CURRENT REPORT ON FORM 8-K DATED MAY 13, 2014

A-1

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2014

StoneCastle Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	333-189307 (Commission File Number)	90-0934878 (IRS Employer Identification No.)

152 West 57th Street, 35th floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code (212) 354-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Results of Operations and Financial Condition.

On May 13, 2014 the registrant issued a press release announcing its financial results for the quarter ended March 31, 2014. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Other Events.

On May 12, 2014 the Board of Directors of StoneCastle Financial approved an amendment to the Investment Objectives, Strategy and Policies of SCFC based on the recommendation of StoneCastle Asset Management, LLC (the "Advisor"). These changes clarify the investment objective, policy and strategy of the company. The following is the new policy of the Company:

Investment Objectives. Our primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation, through preferred equity, subordinated debt and common equity investments in the U.S. community banking sector. See "Community Banking Sector Focus." To lesser extent, we may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There can be no assurance that we will achieve our investment objectives.

Investment Strategy. We expect to create a portfolio of securities and investments focused on the bank sector, with an emphasis on community banks. We intend to direct investments in numerous issuers differentiated by asset sizes, business models and geographies. In addition, we may indirectly invest in securities issued by banks through structured securities and credit derivatives. We expect that these indirect investments would provide exposure to and focus on the same types of investments that we make in banking companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. We will seek to finance our portfolio primarily with the proceeds of this equity offering and future equity offerings. We may also incur leverage to the extent permitted by the Investment Company Act. See "Leverage". Although we normally seek to invest substantially all of our assets in banking-related securities, we reserve the ability to invest up to 20% of our assets in other types of securities and instruments.

Additionally, we may take temporary defensive positions that are inconsistent with our investment strategy in attempting to respond to adverse market, economic, political or other conditions. If we do so, we may not achieve our investment objective. We may also choose not to take defensive positions.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated May 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONECASTLE FINANCIAL CORP.

Date: May 13, 2014

By:  /s/ Patrick J. Farrell

Name: Patrick J. Farrell
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, Dated May 13, 2014

Exhibit 99.1

StoneCastle Financial Corp. Reports First Quarter 2014 Results

$56.3 Million Invested in First Quarter 2014

New York, NY—May 13, 2014—StoneCastle Financial Corp. (NASDAQ:BANX) ("StoneCastle Financial" or the "Company"), an investment company registered with the Securities and Exchange Commission ("SEC") announced today it reported the following results for the first fiscal quarter ended March 31, 2014.

"We continue in our mission of seeking investment income and to a lesser extent capital appreciation for our investors. In the past six months, we have been steadily executing on our strategy of deploying capital raised in the initial public offering, as a preferred investor in what we believe to be the country's healthiest community banks", stated Joshua Siegel, StoneCastle Financial's Chairman & Chief Executive Officer. "As of March 31st, the Company had invested $69.9 million or 66% of the Company's net assets."

First Quarter 2014 Investment Highlights

•  Invested $56.3 million in 13 investments during the quarter ended March 31, 2014.

•  Received repayment of $12.9 million for 3 investments during the quarter ended March 31, 2014.

Financial Results

The Company's net increase in net assets resulting from operations was $559,204 or $0.12 per share for the quarter ended March 31, 2014.

The net increase in net assets resulting from operations is comprised of net investment income and net realized and unrealized gains on investments. Net investment income includes $721,084 in revenues and $715,158 of expenses, resulting in net income of $5,926. Net realized and unrealized gains on investments totaled $553,278. These gains were comprised of $116,954 in realized gains and $436,324 in net unrealized appreciation, resulting in a gain of $0.12 per share.

The Company paid a quarterly dividend of $0.50 per share on April 1, 2014 to shareholders of record at the close of business on March 17, 2014.

At March 31, 2014, the Company had Net Assets of $106.6 million, and the Company's Net Asset Value was $22.69 per share.

Portfolio and Investment Summary

At March 31, 2014, the Company had Total Assets of $125.6 million, consisting of investments with a fair value of $69 9 million ("Invested Portfolio") and cash, other assets and money market fund investments with a value of $55.7 million Total Assets includes investments, other assets and any proceeds from borrowings used to make a portfolio investment.

During the quarter ended March 31, 2014, the Company completed 13 investments aggregating $56.3 million, and received repayment from mandatory calls on 3 investments aggregating $12.9 million.

Investment highlights in the first quarter included:

•  $15.7 million investment in fixed-rate mezzanine notes issued by Preferred Term Securities, Ltd.

•  $13.9 million investment in fixed-rate cumulative perpetual preferred stock issued by BNCCORP, Inc.

•  $6.5 million investment in fixed-rate cumulative perpetual preferred stock issued by Chicago Shore Corp.

A full listing of investments as of the end of the quarter can be found in the Company's N-Q filed with the SEC.

At March 31, 2014, the Invested Portfolio, which comprised of 66% of Net Assets, was generating an estimated yield of 8.3%. This yield does not reflect the 34% of Net Assets held in cash and cash equivalents which had a nominal yield.

Quarterly Conference Call

StoneCastle Financial will host a webcast and conference call on May 13, 2014 at 5:00 pm Eastern time.

The conference call can be accessed by dialing 1-877-407-9039 for domestic callers or 1-201-689-8470 for international callers. Participants may also access the call via live webcast by visiting StoneCastle Financial's investor relations website at www.stonecastle-financial.com. To listen to a live broadcast, go to the website at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

A replay will be available shortly after the call and be available through midnight (Eastern Time) on May 27, 2014. The replay can be accessed by dialing 1-877-870-5176 for domestic callers or 1-858-384-5517 for international callers. The passcode for the replay is 13579705. The archive of the webcast will be available on the Company's website for a limited time.

About StoneCastle Financial

StoneCastle Financial is an investment company established to serve as an investor in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. With the experience and knowledge gained from its senior management team, StoneCastle Financial was formed to provide investors with exposure to community banks. StoneCastle Financial is focused on investing its capital in long-term, passive, non-control investments and is proud to expand access to capital for publicly traded and privately-held community banking institutions across the country. StoneCastle Financial is managed by StoneCastle Asset Management LLC. StoneCastle Financial's investment objective is to provide current income, and to a lesser extent capital appreciation, through preferred equity, subordinated debt and common equity investments primarily in U.S. domiciled community banks. StoneCastle Financial is an SEC registered non-diversified closed-end investment company listed on the NASDAQ Global Select Market under the symbol "BANX". Shares of closed-end investment companies may trade above (a premium) or below (a discount) their net asset value. There is no assurance that StoneCastle Financial will achieve its investment objective. StoneCastle Financial is subject to numerous risks, including investment risks. Shares of StoneCastle Financial may not be appropriate for all investors. Investors should review and consider carefully the StoneCastle Financial's investment objective, risks, charges and expenses. Past performance does not guarantee future results. Investment return and market value of an investment in the Company will fluctuate. Shares, when sold, may be worth more or less than their original cost. Learn more at www.stonecastle-financial.com.

Forward-Looking Statements

This report contains statements that are not historical facts but are forward-looking statements based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in StoneCastle Financial's filings with the SEC.

The Annual Report and other regulatory filings of the Company with the SEC are accessible on the SEC's website at www.sec.gov and on the Company's website at www.stonecastle-financial.com, and may discuss these or other factors that affect the Company.

CONTACT:

Investor Contact:
Stephen Swett, ICR
347-887-0399

Media Contact:
Brian Ruby, ICR
203-682-8268
brian.ruby@icrinc.com

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APPENDIX B: UNAUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2014
(Excerpted from our Semi-Annual Report for the fiscal period ended June 30, 2014)

FINANCIAL STATEMENTS

StoneCastle Financial Corp.

Schedule of Investments

As of June 30, 2014 (unaudited)

Company	Investment	# of Shares/Par Amount	Market Value
Long-Term Investments – 115.20%
Preferred Securities – 72.5%
Preferred Stock – 70.7%
Banking – 70.7%
Blue Ridge Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	$200	$193,000
BNCCORP, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	13,750	13,759,531
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, (5% through 8/14/2014, 9% thereafter)	6,400	6,340,267
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	150	150,200
Citigroup Inc.	Depositary Shares Representing a 1/1,000th Interest in a share of 7.125% Non-Cumulative Preferred Stock, Series J	40	1,105,960
Community First Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	7,250	7,172,667
Community First Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	400	397,333
Community West Bancshares	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	1,925	1,905,750
Farmers Capital Bank Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	5,000	4,950,000
FFW Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	339	327,983
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	3,607	3,597,983
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	293	292,268
First Community Financial	Fixed Rate Cumulative Perpetual Preferred Stock Series B, (5% through 2/14/2015, 9% thereafter)	2,176	2,088,960
First Community Financial Partners	Fixed Rate Cumulative Perpetual Preferred Stock Series C, 9%	108	106,650
First National Corp.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	916	902,260
First Priority Financial Corp.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	9	8,775
HMN Financial Corp., Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	5,000	4,956,250
Katahdin Bankshares Corp.†	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	4,000	10,000,000
Marquette National Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	3,514	3,426,150
Marquette National Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	175	171,938
National Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series T1, 9%	3,250	3,176,875
National Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series T2, 9%	1,000	977,500
Old Second Bancorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	4,000	3,760,000
Old Second Bancorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	1,772	1,665,680
Premier Financial Bancorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, (5% through 11/14/2014, 9% thereafter)	2,331	2,280,495
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	250	247,500
Tennessee Valley Financial Holdings Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	100	104,125
Tennessee Valley Financial Holdings Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	49	59,719
	Subtotal - Preferred Stock		74,125,819
Convertible Preferred Stock – 1.8%
Banking – 1.8%
First Citizens Banc Corp.	Depositary Shares Representing a 1/40th Interest in a 6.50% Non-Cumulative Redeemable Convertible Perpetual Preferred Stock, Series B	59,001	1,941,133
	Subtotal - Convertible Preferred Stock		1,941,133
	Total Preferred Securities (Cost $76,979,063)		76,066,952

Company	Investment	# of Shares/Par Amount	Market Value
Debt Securities – 22.9%
Banking – 22.9%
AmFirst Financial Services Inc.	Senior Subordinated Debt, (7.70% through 11/14/2014, 13.8% thereafter), Due 8/21/2039	$1,276,000	$1,262,443
AmFirst Financial Services Inc.	Senior Subordinated Debt, 13.80%, Due 8/21/2039	149,000	147,417
MMCapSSM Funding I, Ltd./ MMCapSSM Funding I, Inc.	Fixed Rate Mezzanine Notes, Due 6/15/2030, 8.39%, 144A(1)	8,597,901	6,229,022
Preferred Term Securities, Ltd./ Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, Due 9/15/2030, 9.74%, 144A(1)	16,727,925	16,351,546
	Total Debt Securities (Cost $23,655,489)		23,990,428
Trust Preferred Securities – 15.8%
Banking – 15.8%
Countrywide Capital Trust IV	6.75% Trust Preferred Securities	38,562	984,797
Deutsche Bank Contingent Capital Trust V	8.05% Trust Preferred Securities	139,196	3,950,383
JPMorgan Chase Capital Trust XXIX	6.70% Capital Securities, Series CC	113,818	2,959,268
Merrill Lynch Preferred Capital Trust III	7.00% Originated Preferred Securities	38,566	994,231
Merrill Lynch Preferred Capital Trust IV	7.12% Originated Preferred Securities	38,264	996,777
Merrill Lynch Preferred Capital Trust V	7.28% Originated Preferred Securities	76,206	1,976,022
Morgan Stanley Capital Trust VII	6.60% Capital Securities	78,081	1,976,230
Morgan Stanley Capital Trust VIII	6.45% Capital Securities	78,069	1,968,041
PrivateBancorp Capital Trust IV	10.00% Trust Preferred Securities	27,856	739,855
	Total Trust Preferred Securities (Cost $16,766,791)		16,545,604
Equity Securities – 4.0%
Banking – 4.0%
Happy Bancshares, Inc.†	Common stock	44,000	1,001,000
Middleburg Financial Corporation	Common stock	14,220	284,400
NB&T Financial Group	Common stock	18,701	374,020
Pioneer Bancshares, Inc.†	Common stock	83,400	1,501,200
Priam Capital Fund I, L.P.†	Limited partnership (Common shares)	1,000,000	1,000,000
	Total Equity Securities (Cost $4,120,850)		4,160,620
	Total Long Term Investments (Cost $121,522,193)		120,763,604
Short-Term Investments – 5.2%
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio	Institutional Share Class	5,420,144	5,420,144
	Total Short-Term Investments (Cost $5,420,144)		5,420,144
	Total Investments (Cost $126,942,337)(2)(3)	120.4%	126,183,748
	Other assets and liabilities, net - (20.4)%		(21,348,591)
	Total Net Assets - 100.0%		$104,835,157

†  Level 3 investment. See Note 2.

(1)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(2)  Cost values reflect accretion of market discount and/or premium amortization.

(3)  All Investments are income producing assets.

See notes to Financial Statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities As of June 30, 2014 (unaudited)

Assets
Long-term Investments, at fair value (Cost $121,522,193)	$120,763,604
Cash and cash equivalents	8,920,144
Interest receivable	523,775
Dividends receivable	133,220
Prepaid assets	373,040
Total assets	130,713,783
Liabilities
Loan payable	25,000,000
ABA marketing and licensing fees payable	331,280
Investment advisory fees payable	462,052
Loan Interest payable	40,655
Other accrued expenses	44,639
Total liabilities	25,878,626
Net Assets	$104,835,157
Net assets consist of:
Common stock, at par ($0.001 per share)	$4,698
Paid-in capital	110,069,079
Distributions in excess of net investment income	(4,626,037)
Accumulated net realized gain on investments	146,006
Net unrealized depreciation on investments	(758,589)
Net Assets	$104,835,157
Net asset value per share
Common Stock Shares Outstanding	4,698,011
Net asset value per common share	$22.31
Market price per share	$25.38
Market price premium to net asset value per share	13.76%

See notes to Financial Statements

FINANCIAL STATEMENTS

Statement of Operations For the Six Months Ended June 30, 2014 (unaudited)

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Dividends	$1,445,385
Interest	1,116,983
Origination Fees	300,000
Other Income	59,157
Total investment income	2,921,525
Expenses
Investment advisory fee	754,850
ABA Marketing and Licensing fees	247,946
Directors' Fees	87,516
Administrator fees	82,263
Professional fees	69,647
Investor relations fees	56,532
Interest expense	43,989
Transfer agent and custodian fees	36,200
Audit and tax fees	31,174
Printing fees	24,149
Valuation service fees	18,596
Miscellaneous fees	83,267
Total expenses	1,536,129
Net investment income	1,385,396
Realized and Unrealized Gain (Loss)
Net realized gain on Investments	146,006
Net change in net unrealized depreciation on Investments	(385,889)
Net realized and unrealized gain (loss)	(239,883)
Net Increase in Net Assets Resulting From Operations	$1,145,513

See notes to Financial Statements

FINANCIAL STATEMENTS

Statement of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, paid to shareholders and the net of Company share transactions.

Increase (Decrease) in Net Assets	For the Six Months Ended June 30, 2014 (unaudited)	For the period ended December 31, 2013*
From Operations
Net investment income/(loss)	$1,385,396	$(425,734)
Net realized gain on investments	146,006	136,541
Net change in unrealized depreciation on investments	(385,889)	(372,700)
Net increase/(decrease) in net assets resulting from operations	1,145,513	(661,893)
Distributions to Shareholders
From net investment income	(4,696,540)	(1,314,893)
From Fund Share Transactions
Issuance of common stock (net of sales load and offering costs)**	—	110,214,862
Reinvestment of distributions	48,100	—
Fund unit redemptions	(17)	—
Increase in net assets resulting from Fund share transactions	48,083	110,214,862
Total increase (decrease)	(3,502,944)	108,238,076
Net assets
Beginning of period	108,338,101	100,025 ***
End of period	$104,835,157	$108,338,101
Distributions in excess of net investment income of ($4,626,037) and ($1,314,893), respectively
Shares outstanding
Beginning of period	4,696,048	4,001
Shares issued	—	4,692,047
Reinvestment of distributions	1,964	—
Shares redeemed	(1)	—
End of period	4,698,011	4,696,048

*  The Company commenced operations on November 13, 2013.

**  Underwriting fees and offering costs were $5,865,059 and $1,221,225, respectively.

***  Amount represents initial seed investment.

See notes to Financial Statements

FINANCIAL STATEMENTS

Statement of Cash Flows

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

Cash flows from operating activities	For the six months ended June 30, 2014 (unaudited)
Net increase in net assets from operations	$1,145,513
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(111,196,383)
Proceeds from redemption of investment securities	16,797,360
Net realized gain on investments	(146,006)
Net change in unrealized depreciation on investments	385,889
Net accretion of bond discount	(13,585)
Decrease in receivable for securities sold	1,047,746
Increase in dividends receivable	(133,220)
Increase in interest receivable	(463,914)
Increase in prepaid expenses	(373,040)
Increase in administration fees payable	13,931
Increase in advisory fees payable	380,791
Increase in loan interest payable	40,655
Increase in ABA marketing fee payable	331,280
Decrease in offering expense payable	(191,659)
Increase in directors' fees payable	6,295
Decrease in accrued fees payable	(326,342)
Net cash used by operating activities	(92,694,689)
Cash flows from financing activities
Increase in loan payable	25,000,000
Payable of shares redeemed	(17)
Cash distributions to shareholders	(5,963,333)
Net cash provided by financing activities	$19,036,650
Net decrease in cash	(73,658,039)
Cash:
Beginning of period	82,578,183
End of period	$8,920,144
Supplemental disclosure of cash flow information
Cash paid for interest	$3,334

See notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Note 1—Organization

StoneCastle Financial Corp.("SCFC"or the"Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or "RIC" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2—Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors,inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents. SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation. The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2—Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly; and

•  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine the fair value of its assets and liabilities in accordance with valuation procedures adopted by its board of directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our board of directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments.The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Preferred Securities The fair value of perpetual preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date.When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed.

Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Exchange-Traded Securities SCFC may invest in exchange-traded securities for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset.The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Exchange-traded securities are generally categorized as Level 1or 2 in the fair value hierarchy, depending on trading volume levels.

Debt Securities Under procedures established by our Board of Directors, we value secured debt, unsecured debt, and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at June 30, 2014, were as follows:

	Total Market Value at 06-30-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock	$74,125,819	$1,105,960	$63,019,859	$10,000,000
Convertible Preferred Stock	1,941,133	—	1,941,133	—
Debt Securities	23,990,428	—	23,990,428	—
Trust Preferred Securities	16,545,604	16,545,604	—	—
Equity Securities	4,160,620	658,420	—	3,502,200
Money Market Fund	5,420,144	5,420,144	—	—
Total Investments in Securities	$126,183,748	$23,730,128	$88,951,420	$13,502,200

The Company's Level 3 investments have been valued at cost which has been determined to represent fair value.

For fair valuations using significant unobservable inputs U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	Preferred Stock	Equity Securities	Total
Balance at December 31, 2013	$5,136,890	$—	$5,136,890
Realized gains including earnings	—	—	—
Unrealized depreciation on investments	—	—	—
Purchases	10,000,000	—	10,000,000
Sales	—	—	—
Transfers in	—	3,502,200	3,502,200
Transfers out	(5,136,890)	—	(5,136,890)
Balance at June 30, 2014	$10,000,000	$3,502,200	$13,502,200

Securities Transactions, Investment Income and Expenses. Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis.Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Note 3—Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

StoneCastle Asset Management LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), serves as investment adviser to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment adviser, the Advisor is entitled to receive a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings, except that, (i) until we have invested at least 85% of the net proceeds we receive from the sale of our common stock, we will reduce the management fee so that the portion of the management fee payable with respect to our assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the closing of this offering, we will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized).

During the current period, SCFC has reached the 85% investment threshold and therefore has incurred a management fee of $462,052 based upon a proration of 0.0625% of the $8.9 million in Cash and Cash Equivalents plus 0.375% of the $120.7 million of Long-Term Investments at fair value for the six months period ended June 30, 2014.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as SCFC's administrator ("Administrator"). As Administrator, BNY Mellon calculates the net asset value of SCFC's shares attributable to Common Stock and generally assists in all aspects of SCFC's administration and operation. As compensation for

BNY Mellon's services as Administrator, SCFC incurred $82,263 of expenses for the six months period ended June 30, 2014.

ComputershareTrust Company, N.A. ("Computershare") also serves as SCFC's common stock dividend-paying agent and registrar (the "Transfer Agent"). As compensation for Computershare's services as Transfer Agent, SCFC has incurred $10,413 of expenses for the six months period ended June 30, 2014.

The Bank of New York Mellon (the "Custodian") serves as SCFC's custodian. As compensation for the Custodian's services, SCFC has incurred $25,787 of expenses for the six months period ended June 30, 2014.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $45,000 per annum, plus $1,000 for each in-person meeting of the board of directors or committee meeting. The chairman of SCFC's audit committee and the chairman of SCFC's risk management committee are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested directors do not receive any compensation from SCFC. SCFC has incurred $87,516 of Directors fees for the six months period ended June 30, 2014.

In order to execute its business strategy, SCFC relies on its Advisor's and its Affiliates' strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the American Bankers Association ("ABA"). Pursuant to the agreements governing these relationships, CAB Marketing, LLC assists SCFC with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB, L.L.C. has granted to SCFC a license to use the CAB name, "Corporation for American Banking," in connection with these marketing efforts. SCFC's marketing costs are the fees SCFC pays for these services. SCFC has incurred $247,946 of marketing and licensing costs for the six months period ended June 30, 2014.

Pepper Hamilton LLP serves as the legal counsel to SCFC. As compensation for its services, SCFC has incurred $69,657 of expenses for the six months period ended June 30, 2014.

KPMG LLP serves as the Company's auditor. On June 3, 2014 KPMG announced the acquisition of certain assets of Rothstein Kass, the previous auditor for the firm. As compensation for its services, SCFC has incurred $23,555 of audit expense for the six months ended June 30, 2014.

Note 4—Purchases and Sales and Redemptions of Securities

For the six months period ended June 30, 2014, (i) the cost of purchases was $111,793,463, (ii) the redemptions of securities was $16,797,359. At June 30, 2014, the aggregate cost basis of securities for federal income tax purposes was $121,522,193 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $758,589.

Note 5—Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The Company declared a $0.50 per share dividend on March 6, 2014 and June 3, 2014, which was paid on April 1, 2014 and June 27, 2014 respectively. The tax character of this distribution will be available at the end of 2014.

At June 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$121,522,193
Gross unrealized appreciation	915,249
Gross unrealized depreciation	(1,673,838)
Net unrealized depreciation	$(758,589)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2014 and ending December 31, 2014, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2015. For the period ended June 30, 2014, SCFC had no ordinary income, short-term or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), SCFC is permitted to carry forward capital losses incurred for an unlimited period. For the period ended June 30, 2014, SCFC had no accumulated capital loss carry forwards.

Note 6—Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk. An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk. Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk. The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk. The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful.

Call/Prepayment and Reinvestment Risk. If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector. Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk. The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk. Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Note 7—Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000 of which currently $25,000,000 has been committed and drawn. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity in June 2019 and was priced at 3 month LIBOR +2.85%. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies.

Note 8—Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9—Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. SCFC had origination fees of $300,000 and other income of $59,157 for the six month period ended June 30, 2014.

Note 10—Capital Share Transactions

As of June 30, 2014, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock.

On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option.Total shares issued and outstanding at June 30, 2014 were 4,698,011.

Note 11—Subsequent Events

Management has evaluated the impact of all subsequent events on the Company and has determined that the following are the only required disclosures in the financial statements:

On July 29, 2014, the Company filed a registration statement with the SEC that has not yet been declared effective with respect to a public offering of common stock.The offering contemplated by the registration statement will not commence until the registration statement is declared effective by the SEC.

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1,600,000 Shares
Common Stock

PROSPECTUS

November 4, 2014

Keefe, Bruyette & Woods	Baird	Oppenheimer & Co.

                                          A Stifel Company

	JMP Securities	Wunderlich Securities
BB&T Capital Markets	Boenning & Scattergood, Inc.	Halliday Financial	Pershing LLC

Neither we nor any of the Underwriters have authorized anyone to provide information different from that contained in this prospectus. When you make a decision about whether to invest in our common stock, you should not rely upon any information other than the information in this prospectus. Neither the delivery of this prospectus nor the sale of our common stock means that information contained in this prospectus is correct after the date of this prospectus. This prospectus is not an offer to sell or solicitation of an offer to buy these shares of common stock in any circumstances under which the offer or solicitation is unlawful.